Securities Act Registration No. 333-151913
Investment Act Registration No. 811-04473

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No. ____	[ ]

Post-Effective Amendment No. 10	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]

Amendment No. 64	[X]

AMERITAS VARIABLE SEPARATE ACCOUNT V
Registrant

AMERITAS LIFE INSURANCE CORP.
Depositor
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

ANN D. DIERS
Vice President & Associate General Counsel, Variable Contracts & AIC
Ameritas Life Insurance Corp.
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2016 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: SECURITIES OF UNIT INVESTMENT TRUST
Excel Performance VUL

PROSPECTUS: May 1, 2016
Excel Performance VUL
Individual Flexible Premium
Variable Universal Life Insurance Policy	Ameritas Variable Separate Account V

This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and how you invest your Account Value. The value of your Policy will increase or decrease based on the performance of the Investment Options you choose. The amount of the death benefit can also vary as a result of investment performance.

You may allocate all or part of your Account Value among a variety of Subaccount variable Investment Options where you have the investment risk, including possible loss of principal. The Subaccounts are listed in the Investment Options section of this prospectus.

You may also allocate all or part of your investment to a Fixed Account option, where we have the investment risk. We guarantee a fixed rate of interest on your investment in the Fixed Account.

Please Read this Prospectus Carefully and Keep It for Future Reference.

It provides information you should consider before investing in a Policy.

Prospectuses for the portfolios that underlie the Subaccount variable Investment Options are available without charge from your sales representative or from our Service Center.

The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.

The Policy, and certain features described in this prospectus, may not be available in all states.

No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate

NOT FDIC INSURED ■ MAY LOSE VALUE ■ NO BANK GUARANTEE
Ameritas Life Insurance Corp. (Company, we, us, our, Ameritas Life)
Service Center, P.O. Box 82550, Lincoln, Nebraska 68501 800-745-1112 ameritas.com

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TABLE OF CONTENTS

Contacting Us. To have questions answered or to send additional premiums, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.,

Service Center

P.O. Box 82550

Lincoln, Nebraska 68501

OR

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax:

402-467-7923

ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the Correct Form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:

"Ameritas Life Insurance Corp."

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

POLICY SUMMARY	3
Policy Benefits	3
Policy Risks	4
CHARGES	5
Policy Charges	5
Portfolio Company Operating Expenses	8
CHARGES EXPLAINED	14
Transaction Charges	14
Periodic Charges: Monthly Deductions
from Account Value	14
Periodic Charges: Daily Deductions
from Separate Account Assets	15
INVESTMENT OPTIONS	15
Separate Account Variable Investment Options	16
Fixed Account Investment Option	21
Transfers	21
Third Party Services	23
Disruptive Trading Procedures	23
Systematic Transfer Programs	24
Asset Allocation Program	25
OTHER IMPORTANT POLICY INFORMATION	27
Policy Application and Issuance	27
Account Value	28
Telephone Transactions	29
Electronic Delivery and Communications	30
Misstatement of Age or Gender	30
Suicide	30
Incontestability	30
Assignment	30
Lapse and Grace Period	30
Reinstatement	31
Delay of Payments or Transfers	31
Beneficiary	31
Minor Owner or Beneficiary	32
Policy Changes	32
"Right to Examine" Period	32
Optional Features	32
Nonparticipating	32
Special Arrangements	32
POLICY DISTRIBUTIONS	33
Death Benefit	33
Policy Loans	36
Cash Surrender	37
Partial Withdrawal	37
Payment of Policy Proceeds	37
TAX MATTERS	38
LEGAL PROCEEDINGS	41
HOW TO GET FINANCIAL STATEMENTS	41
RULE 12h-7 EXEMPTION	41
DISTRIBUTION OF THE POLICY	41
APPENDIX A: Optional Features	42
DEFINED TERMS	43
Illustrations	44
Statement of Additional Information;
Registration Statement	44
Reports to You	45
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POLICY SUMMARY

The Excel Performance VUL Policy is flexible premium variable universal life insurance offered and issued by Ameritas Life Insurance Corp. ("Ameritas Life," "Company," or "we"), 5900 O Street, Lincoln, Nebraska 68510. The Policy offers variable Investment Options through Subaccounts of Ameritas Variable Separate Account V (the "Separate Account"), a separate account operated by us under Nebraska law, and a fixed interest rate option through the Fixed Account. The Policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the Insured person. We are obligated to pay all amounts promised under the Policy. Premium is used to create Account Value to cover Policy charges and to generate investment earnings. The amount we require as your first premium depends on the Policy benefits that you elect and the rate class of the Insured. The Policy is called a "flexible premium" policy because you may make any other premium payments you wish at any time. The Policy is referred to as a "variable" life insurance policy because the value of the amount you invest in the Policy may increase or decrease daily based on the investment results of the variable Investment Options that you choose. The amount we pay to the Policy’s beneficiary upon the death of the Insured person (the "death benefit proceeds") may vary similarly. The Policy pays death benefit proceeds to the Policy beneficiary upon the Insured's death, or pays a Cash Surrender Value to you if you Surrender the Policy. The Insured cannot be older than age 80 on the Insured's birthday nearest the Policy Date. We will issue the Policy for an initial Specified Amount of insurance coverage of $100,000 or more. We may reduce the initial Specified Amount for Policies issued in connection with group or sponsored arrangements. See the OTHER IMPORTANT POLICY INFORMATION: Special Arrangements section for details. We may also reduce or waive certain charges for Policies issued in connection with special arrangements. The Policy is subject to the laws of the state where the application is signed.

Policy Benefits

You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the Investment Options. You can take out a Policy loan, make a partial withdrawal from the Account Value, or Surrender your Policy completely, subject to payment of charges and certain restrictions. We will pay Surrender amounts or death benefit proceeds in a lump sum.

Death Benefit

▪	We will pay the death benefit proceeds to the beneficiary when we receive satisfactory proof of death of the Insured while the Policy is in force.
▪	If you meet certain premium requirements, we will guarantee a death benefit for a certain period even if your Policy's Cash Surrender Value falls to zero.
▪	Three death benefit options are available.

Death benefit proceeds are reduced by any Policy Debt and any Monthly Deductions due but unpaid at death. See the POLICY DISTRIBUTIONS: Death Benefit section for details.

Surrender and Partial Withdrawals

▪	You can Surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Account Value. Applicable charges are shown in the CHARGES section.
▪	Restrictions include that we may defer payments from the Fixed Account for up to six months.

Loans

▪	You may borrow a limited amount of Account Value.
▪	Interest accrues on outstanding loan amounts.
▪	After five Policy years, a lower interest rate may be available for a portion of your Policy Debt.

Policy Riders

When you apply for the Policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the Account Value. (See the CHARGES section.) Availability of riders varies from state to state.

Investment Options

▪	Variable Investment Option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios.
▪	Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
▪	You may transfer Account Value between Investment Options, subject to limits.
▪	Asset allocation, dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.

Variable Investment Option returns vary, depending upon the investment results of the underlying portfolios. The Investment Options cover a broad spectrum of investment styles and strategies. Although

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the portfolios that underlie the Subaccounts operate like publicly traded mutual funds, there are important differences. You can transfer money from one investment account to another without tax liability. Also, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when Policy earnings are distributed (generally as a result of a Surrender or withdrawal), they will be treated as ordinary income instead of as capital gains.

Policy Risks

Suitability, Investment Risks, and Underlying Portfolio Risks

The Policy is unsuitable for short-term savings or short-term life insurance needs. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

Your Account Value (and in some circumstances your death benefit) will fluctuate with changes in interest rates and performance of the underlying portfolios. You assume the risk that your Account Value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others.

As mentioned above, the investment performance of any Investment Option may be good or bad. Your Policy Value will rise or fall based on the investment performance of the underlying portfolios of the Subaccounts you select. The fund prospectuses accompanying this Policy prospectus provide comprehensive discussion of the risks of each underlying portfolio. There is no assurance that any underlying portfolio will meet its objectives.

Lapse Risks

If the Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the Investment Options you selected experienced poor performance or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. Even if the Policy does lapse, you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

Since partial withdrawals reduce your Account Value, partial withdrawals increase the risk of lapse. Policy Debt also increases the risk of lapse.

Limitations on Access

As mentioned above, partial withdrawals may have certain limits and restrictions. As well, Policy Debt, partial withdrawals and Surrender may be subject to income tax and penalty tax. Policy Debt and partial withdrawals will decrease death benefit protection and may cause the Policy to lapse, in which case you would have no coverage. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Cash Surrender Value is not enough to pay the Monthly Deduction. However, your Policy will stay in force for the first 10 Policy years if you meet the Minimum No-Lapse Premium requirements.

Transfer Risks

There is a risk that you will not be able to transfer your Account Value from one Investment Option to another because of limits on the dollar amount or frequency of transfers you can make. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

Early Surrender Risks

Depending on the Account Value at the time you are considering Surrender, there may be little or no Cash Surrender Value payable to you.

Market Timing Risks

Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the Disruptive Trading Procedures section.) and reserve the right to change, suspend or terminate telephone, facsimile

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and Internet transaction privileges (See the Transfers section). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax Risks

Death benefits for individually owned life insurance generally are not subject to income tax. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the Policy’s death benefit. If the limit is violated, the Policy will be treated as a "modified endowment contract," which can have adverse tax consequences. (See the Tax Matters section.) There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your Policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

There is a tax risk associated with Policy Debt. Although no part of a loan is treated as income to you when the loan is made (unless your Policy is a "modified endowment contract"), Surrender or lapse of the Policy could result in the loan being treated as a distribution at the time of lapse or Surrender. This could result in considerable taxable income. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, the Owner might find they have to pay additional premium to keep their Policy from lapsing and to avoid a significant tax burden if the Policy should lapse.

Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the Policy and before exercising certain rights under the Policy.

Buying a Policy might not be advisable if it is just replacing existing life insurance. You may wish to consult with your financial or insurance adviser.

CHARGES

Some charges are rounded. Charges may be less in certain states.

Policy Charges

The following tables describe the fees and expenses that you will pay when buying, owning, and Surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay a premium, Surrender the Policy, make a partial withdrawal, or transfer Account Value between Investment Options.

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TRANSACTION CHARGES	When Deducted	Guaranteed		Current
		Maximum
PREMIUM CHARGE	When each premium is paid.	5%		3.5%
Calculated as a percentage of each Premium payment.
(This charge partially offsets state and local taxes. State premium tax rates range from 0.5% to 3.5% of premium paid. See the CHARGES EXPLAINED Section for more information.)
SURRENDER CHARGE	Upon a full Surrender during the first 12 Policy years or in the 12 Policy years following an increase in base Policy Specified Amount.	Varies(1)		Varies(1)
Rates are per $1,000 of base Policy Specified Amount		Policy year 2:		Policy year 2:
		Minimum	$2.97	Minimum	$2.97
		Maximum	$48.38	Maximum	$48.38
		Example(2)	$20.14	Example(2)	$20.14

PARTIAL WITHDRAWAL CHARGE	Upon each withdrawal.	$50		$0
TRANSFER CHARGES (per transfer)	First 15 transfers per year:	$0		$0
	Each additional transfer:	$10		$0

Transaction Charges Table Footnotes:

(1) Rate varies by Insured's gender, Issue Age, risk class, and the amount of time you have had your Policy (or the number of years since any increase in base Policy Specified Amount). Taxes and penalties may also apply. Ask for a Policy illustration or see your Policy for the charges applicable to you.

(2) Assumes a male, age 45 at Policy issue and in our best risk class. Surrender Charge rate is $13.43 in year 1, $20.14 in years 2-5, $17.62 in year 6, $15.10 in year 7, $12.59 in year 8, $10.07 in year 9, $7.55 in year 10, $5.03 in year 11, $2.51 in year 12, and $0.00 thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

PERIODIC CHARGES	When	Guaranteed		Current
(other than Subaccount portfolio operating expenses)	Deducted	Maximum (annual)		(annual)
MONTHLY DEDUCTIONS FROM ACCOUNT VALUE
Several of the charges below vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay. Ask for a Policy illustration or see your Policy for the charge applicable to you.
COST OF INSURANCE	Monthly	Varies(1)		Varies(2)
Rates are per $1,000 of the Net Amount at Risk allocated to the base Policy.		Minimum	$0.18	Minimum	$0.11
		Maximum	$1,000.00	Maximum	$1,000.00
		Example(3)	$2.55	Example(3)	$2.00
MONTHLY ADMINISTRATIVE CHARGE
Specified Amounts $100,000 - $249,999	Monthly	$120		$120
Specified Amounts $250,000 +		$120		$90
MONTHLY SPECIFIED AMOUNT CHARGE	Monthly during the first 10 Policy years or the first 10 Policy years after an increase in base Policy Specified Amount.	Varies(2)		Varies(2)
Rates are per $1,000 of base Policy Specified Amount.		Policy Year 2:		Policy Year 2:
		Minimum	$0.00	Minimum	$0.00
		Maximum	$9.16	Maximum	$7.64
		Example(3,4)	$0.55	Example(3,5)	$0.46
DAILY DEDUCTIONS FROM SEPARATE ACCOUNT ASSETS
(to equal the annual percentage stated of the Account Value in the Subaccounts)
RISK CHARGE (for mortality and expense risk)
Policy years 1-15	Daily	0.90%		0.70%
Policy years 16+		0.30%		0.10%

Periodic Charges Table Footnotes:

(1) Rate varies by Insured's gender, risk class and Attained Age.

(2) Rate varies by Insured's gender, Issue Age, risk class, Specified Amount, and the amount of time you have had your Policy.

(3) "Example" charges assume an Insured who is male, best risk class, age 45 when the Policy is issued, a Specified Amount of $250,000, and that the Policy is in its second Policy year.

(4) The annual rate is $0.2004 in year 1, $0.5472 in years 2-6, $0.4380 in year 7, $0.3288 in year 8, $0.2196 in year 9, $0.1104 in year 10, and $0.00 thereafter. These same rates would apply for an increase in base Policy Specified Amount at Attained Age 45.

(5) The annual rate is $0.1668 in year 1, $0.4560 in years 2-6, $0.3648 in year 7, $0.2736 in year 8, $0.1824 in year 9, $0.0912 in year 10, and $0.00 thereafter. These same rates would apply for an increase in base Policy Specified Amount at Attained Age 45.

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COST OF OPTIONAL FEATURES	When Deducted	Guaranteed		Current
		Maximum (annual)		(annual)
Accelerated Benefit Rider	N/A	No Cost		No Cost
Accidental Death Benefit Rider	Monthly	Varies(1)		Varies(1)
Rates are per $1,000 of the rider benefit amount.		Minimum	$0.24	Minimum	$0.24
		Maximum	$1.56	Maximum	$1.56
		Example(2)	$0.84	Example(2)	$0.84
Accounting Benefit Rider ("ABR")	Monthly	Varies(3)		Varies(4)
Cost of Insurance (rates are per $1,000 of Net Amount at Risk allocated to the ABR)		Minimum	$0.18	Minimum	$0.06
		Maximum	$1,000.00	Maximum	$1,000.00
		Example(5)	$2.55	Example(5)	$0.71
Monthly Specified Amount Charge (rates are per $1,000 of ABR Specified Amount)	Monthly	Varies(4)		Varies(4)
		Policy Year 2:		Policy Year 2:
		Minimum	$1.13	Minimum	$0.94
		Maximum	$35.31	Maximum	$29.42
		Example(5,6)	$2.22	Example(5,7)	$1.85
Children's Insurance Rider	Monthly	$5.76		$5.76
Rate is per $1,000 of the rider benefit amount.
Guaranteed Insurability Rider	Monthly	Varies(8)		Varies(8)
Rates are per $1,000 of the rider benefit amount.		Minimum	$0.72	Minimum	$0.72
		Maximum	$2.28	Maximum	$2.28
		Example(9)	$2.28	Example(9)	$2.28
Insurance Exchange Rider	N/A	No Cost		No Cost
Paid-Up Insurance Benefit Endorsement	When Benefit Elected	3.5%		3.5%
Calculated as a percentage times the Account Value.
Scheduled Increase Rider	N/A	No Cost		No Cost
Supplemental Coverage Rider ("SCR")	Monthly	Varies(3)		Varies(4)
Cost of Insurance (rates are per $1,000 of Net Amount at Risk allocated to the SCR)		Minimum	$0.18	Minimum	$0.06
		Maximum	$1,000.00	Maximum	$1,000.00
		Example(5)	$2.55	Example(5)	$0.35
Monthly Specified Amount Charge (rates are per $1,000 of SCR Specified Amount)	Monthly	Varies(4)		Varies(4)
		Policy Year 2:		Policy Year 2:
		Minimum	$0.85	Minimum	$0.49
		Maximum	$43.76	Maximum	$36.47
		Example(5,10)	$2.06	Example(5,11)	$1.71
Term Insurance Rider	Monthly	Varies(3)		Varies(3)
Rates are per $1,000 of the rider benefit amount.		Minimum	$0.18	Minimum	$0.13
		Maximum	$1,000.00	Maximum	$950.00
		Example(5)	$2.55	Example(5)	$0.97
Total Disability Benefit Rider	Monthly	Varies(3)		Varies(3)
Rates are per $100 of the rider annual benefit		Minimum	$0.74	Minimum	$0.74
amount.		Maximum	$8.64	Maximum	$8.64
		Example(5)	$2.24	Example(5)	$2.24
Waiver of Monthly Deduction Rider	Monthly	Varies(3)		Varies(3)
Rates are per $100 of the Monthly Deduction.		Minimum	$1.48	Minimum	$1.48
		Maximum	$17.28	Maximum	$17.28
		Example(5)	$4.48	Example(5)	$4.48

Cost of Optional Features Table Footnotes:

(1) Rate varies by Insured's gender and Attained Age.

(2) "Example" charges assume an Insured who is male Attained Age 45.

(3) Rate varies by Insured's gender, risk class and Attained Age.

(4) Rate varies by Insured's gender, Issue Age, risk class, Specified Amount, and the amount of time the rider has been in force.

(5) "Example" charges assume an Insured who is male, best risk class, age 45 when the rider is issued, a Specified Amount of $250,000, and that the rider coverage is in its second year.

(6) The annual rate is $0.0000 in year 1 of the rider, $2.2212 in years 2-8, $1.7772 in year 9, $1.3332 in year 10, $0.8892 in year 11, $0.4452 in year 12, and $0.00 thereafter. These same rates would apply for an increase in ABR Specified Amount at Attained Age 45.

(7) The annual rate is $0.0000 in year 1 of the rider, $1.8504 in years 2-8, $1.4808 in year 9, $1.1112 in year 10, $0.7404 in year 11, $0.3708 in year 12, and $0.00 thereafter. These same rates would apply for an increase in ABR Specified Amount at Attained Age 45.

(8) Rate varies by Insured's Issue Age.

(9) "Example" charges assume an Insured who is male Issue Age 35.

(10) The annual rate is $0.7584 in year 1 of the rider, $2.0568 in years 2-6, $1.6452 in year 7, $1.2336 in year 8, $0.8232 in year 9, $0.4116 in year 10, and $0.00 thereafter. These same rates would apply for an increase in SCR Specified Amount at Attained Age 45.

(11) The annual rate is $0.6324 in year 1 of the rider, $1.7136 in years 2-6, $1.3716 in year 7, $1.0284 in year 8, $0.6864 in year 9, $0.3432 in year 10, and $0.00 thereafter. These same rates would apply for an increase in SCR Specified Amount at Attained Age 45.

We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

The next table describes interest rates charged on amounts borrowed from the Policy, net of 3.0% annual credited interest rate.

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NET INTEREST CHARGED ON LOANS	When Deducted	Guaranteed Maximum	Current
LOAN ACCOUNT (effective annual rates) Regular Loan Interest Rate Preferred Loan Interest Rate (available only after five Policy years, on only a portion of the Policy Debt)	Upon each Policy Anniversary.	1.0% 0.5%	1.0% 0.0%

Portfolio Company Operating Expenses (for the year ended December 31, 2015, unless noted)

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before and after any waivers or reductions, which you may pay periodically during the time that you own the Policy, followed by a chart showing additional information for each portfolio. Actual fees and expenses for the underlying portfolios vary daily, so expenses for any given day may be greater or less than listed. More detail concerning each portfolio's fees and expenses is contained in the prospectus for that portfolio.

TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES Expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	Minimum	Maximum
Before any Waivers and Reductions	0.25%(1)	1.44%(2)
After any Waivers and Reductions (explained in the footnotes at the end of this section)	0.25%(1)	1.35%(3)

(1)            Fidelity® VIP Government Money Market Portfolio, Initial Class

(2)            Deutsche Global Growth VIP Portfolio, Class A

(3)            The Universal Institutional Funds, Inc. Emerging Markets Equity Portfolio, Class I

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Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
ALGER, Class I-2
Balanced	0.71%	-	0.21%	-	0.92%	-	0.92%	(1)
Capital Appreciation	0.81%	-	0.12%	-	0.93%	-	0.93%	(1)
AMERICAN CENTURY VP, Class I
Income & Growth	0.70%	-	-	-	0.70%	-	0.70%
Mid Cap Value	1.00%	-	0.01%	-	1.01%	0.12%	0.89%	(1)
CALVERT VARIABLE PRODUCTS (CVP)
VP EAFE International Index, Class I	0.68%	-	0.29%	0.01%	0.98%	0.02%	0.96%	(1)	(2)
VP Investment Grade Bond Index, Class I	0.42%	-	0.12%	-	0.54%	0.08%	0.46%	(1)	(2)
VP Nasdaq 100 Index, Class I	0.47%	-	0.17%	-	0.64%	0.02%	0.62%	(1)	(2)
VP Natural Resources	0.67%	-	0.16%	0.46%	1.29%	0.04%	1.25%	(1)	(2)
VP Russell 2000 Small Cap Index, Class I	0.47%	-	0.34%	-	0.81%	0.28%	0.53%	(1)	(2)
VP S&P 500 Index*****	0.37%	-	0.11%	-	0.48%	0.08%	0.40%	(1)	(2)
VP S&P MidCap 400 Index, Class I*****	0.42%	-	0.14%	-	0.56%	0.15%	0.41%	(1)	(2)
VP SRI Large Cap Core	0.62%	-	0.12%	-	0.74%	0.02%	0.72%	(1)	(2)
VP Volatility Managed Growth, Class F	0.54%	0.25%	0.09%	0.10%	0.98%	0.05%	0.93%	(1)	(2)
VP Volatility Managed Moderate Growth, Class F	0.54%	0.25%	0.13%	0.08%	1.00%	0.09%	0.91%	(1)	(2)
VP Volatility Managed Moderate, Class F	0.54%	0.25%	0.11%	0.08%	0.98%	0.07%	0.91%	(1)	(2)
CALVERT VARIABLE SERIES (CVS), Class I
VP SRI Balanced	0.53%	-	0.17%	-	0.70%	-	0.70%	(1)
DEUTSCHE VS I, Class A
Capital Growth VIP	0.37%	-	0.12%	-	0.49%	-	0.49%	(1)
DEUTSCHE VS II, Class A
Global Growth VIP	0.92%	-	0.52%	-	1.44%	0.45%	0.99%	(2)
Small Mid Cap Value VIP	0.65%	-	0.15%	-	0.80%	-	0.80%	(1)
FIDELITY® VIP, Initial Class
Contrafund®	0.55%	-	0.08%	-	0.63%	-	0.63%
Equity-Income	0.45%	-	0.09%	0.08%	0.62%	-	0.62%	(1)
Government Money Market	0.17%	-	0.08%	-	0.25%	-	0.25%
High Income	0.56%	-	0.12%	-	0.68%	-	0.68%
Investment Grade Bond	0.31%	-	0.11%	-	0.42%	-	0.42%
Mid Cap	0.55%	-	0.08%	-	0.63%	-	0.63%
Overseas	0.67%	-	0.13%	-	0.80%	-	0.80%
Strategic Income	0.56%	-	0.13%	-	0.69%	-	0.69%
FTVIPT, Class 2
Franklin Income VIP	0.45%	0.25%	0.01%	-	0.71%	-	0.71%
Templeton Global Bond VIP	0.46%	0.25%	0.06%	-	0.77%	-	0.77%

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Subaccount’s underlying Portfolio Name	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses**		Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
Invesco V.I., Series I
Global Real Estate	0.75%	-	0.36%	-		1.11%	-	1.11%
International Growth	0.71%	-	0.30%	0.01%		1.02%	0.01%	1.01%	(1)
Small Cap Equity	0.74%	-	0.30%	-		1.04%	-	1.04%
IVY VIP
Balanced	0.70%	0.25%	0.05%	-		1.00%	-	1.00%
Science and Technology	0.85%	0.25%	0.05%	-		1.15%	-	1.15%
MFS® VIT, Initial Class
Total Return	0.66%	-	0.04%	-		0.70%	0.05%	0.65%	(1)
Utilities	0.73%	-	0.06%	-		0.79%	-	0.79%
Value	0.69%	-	0.04%	-		0.73%	-	0.73%
MFS® VIT II, Initial Class
Research International	0.90%	-	0.10%	-		1.00%	-	1.00%
MORNINGSTAR ETF, Class II
Morningstar Balanced ETF Asset Allocation	0.45%	0.25%	0.06%	0.15%	(1)	0.91%	-	0.91%	(2)
Morningstar Growth ETF Asset Allocation	0.45%	0.25%	0.06%	0.15%	(1)	0.91%	-	0.91%	(2)
Morningstar Income and Growth ETF Asset Allocation	0.45%	0.25%	0.07%	0.16%	(1)	0.93%	-	0.93%	(2)
NEUBERGER BERMAN AMT, Class I
Guardian	0.85%	-	0.30%	-		1.15%	-	1.15%	(1)
Mid Cap Intrinsic Value	0.85%	-	0.18%	-		1.03%	-	1.03%	(1)
OPPENHEIMER, Non-Service Shares
Global/VA	0.63%	-	0.13%	-		0.76%	-	0.76%
PIMCO VIT
Low Duration, Administrative Class	0.50%	-	0.16% (1)	-		0.66% (2)	-	0.66%
Real Return, Advisor Class	0.50%	0.25%	0.13% (1)	-		0.88% (2)	-	0.88%
Total Return, Administrative Class	0.50%	-	0.16% (1)	-		0.66% (2)	-	0.66%
T. ROWE PRICE
Blue Chip Growth-II	0.85%	0.25%	-	-		1.10%	-	1.10%
Equity Income-II	0.85%	0.25%	-	-		1.10%	-	1.10%
THIRD AVENUE
Value	0.90%	-	0.32%	-		1.22%	-	1.22%	(1)
UIF, Class I
Emerging Markets Equity	0.95% (1)	-	0.46%	-		1.41%	0.06%	1.35%	(2)
U.S. Real Estate	0.80%	-	0.27%	-		1.07%	0.07%	1.00%	(2)

Alger (1) Effective November 1, 2012, the Investment Advisory fee was changed to a tiered fee rate based on net assets of each Portfolio. The fees incurred by each Portfolio, pursuant to the provisions of the Fund's Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the rates and tiers described in the Fund's prospectus. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2015, is set forth below.
Balanced	0.71%
Capital Appreciation	0.81%
American Century (1) Effective August 1, 2015, the advisor has agreed to waive 0.12 percentage points of the fund's management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
CVP (1) Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
CVP (2) The Investment Advisor, Calvert Investment Management, Inc., has contractually agreed to limit direct net annual portfolio operating expenses through April 30, 2017, as shown below. Under the terms of the contractual expense limitation, operating expenses do not include acquired fund fees and expenses, interest expense, brokerage commissions, taxes and extraordinary expenses. Only the Board of Directors of the portfolios may terminate a portfolio’s expense cap before the contractual period expires, upon 60 days' prior notice to shareholders.
VP EAFE International Index, Class I	0.99%
VP Investment Grade Bond Index, Class I	0.46%
VP Nasdaq 100 Index, Class I	0.69%
VP Natural Resources	0.79%

Excel Performance VUL	12

VP Russell 2000 Small Cap Index, Class I	0.53%
VP S&P 500 Index	0.40%
VP S&P MidCap 400 Index, Class I	0.41%
VP SRI Large Cap Core	0.78%
VP Volatility Managed Growth, Class F	0.83%
VP Volatility Managed Moderate Growth, Class F	0.83%
VP Volatility Managed Moderate, Class F	0.83%
The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.
CVS (1) Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Deutsche (1) Through September 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.79% for Capital Growth and 0.82% for Small Mid Cap Value, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.
Deutsche (2) Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. These agreements may only be terminated with the consent of the fund's Board.
Fidelity (1) Total Portfolio Fees differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund's prospectus because of acquired fund fees and expenses.
Invesco (1) Invesco Advisers, Inc. (the "Adviser") has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that the Adviser earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless the Adviser continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.
MFS (1) Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment–related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Expenses after Waivers and Reductions, if any" do not exceed 0.65% of the fund's average daily net assets annually. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2017.
Morningstar (1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.
Morningstar (2) ALPS Advisors, Inc. (the "Adviser") and Morningstar Investment Management LLC (the "Subadviser") have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Expenses after Waivers and Reductions, if any, (not including Distribution and/or Service (12b-1) fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of average daily net assets through April 29, 2017. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.
Neuberger Berman (1) Neuberger Berman Investment Advisers LLC ("NBIA") has undertaken through December 31, 2019 to waive fees and/or reimburse certain operating expenses, including the compensation of NBIA (except with respect to Guardian and Large Cap Value Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and transaction costs, that exceed, in the aggregate, 1.00% of average daily net asset value of the Guardian Portfolio; and 1.50% of the average daily net asset value of the Mid Cap Intrinsic Value Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBIA within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
PIMCO (1) "Other Fees" reflect interest expense and is based on the amount incurred during the Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of the interest expense (if any) will vary based on the Portfolio's use of such investments as an investment strategy.
PIMCO (2) Total Portfolio Fees excluding interest expense is 0.65% for the Administrative Class for Low Duration, 0.75% for the Advisor Class for Real Return and 0.65% for the Administrative Class for Total Return.
Third Avenue (1) The Fund's advisor has contractually agreed, for a period of one year from April 30, 2016, to waive receipt of advisory fees and/or reimburse Fund expenses in order to limit total annual expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets, subject to later reimbursement in certain circumstances.
UIF (1) The Management Fees have been restated to reflect the decrease in the advisory fee schedule effective September 30, 2015.
UIF (2) The Portfolios' "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolios so that Total Portfolio Fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Emerging Markets Equity and 1.00% for U.S. Real Estate. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors of The Universal Institutional Funds, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Excel Performance VUL	13

*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.
*****	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P as set forth in the Licensing Agreement between us and S&P.

CHARGES EXPLAINED

The following repeats and adds to information provided in the CHARGES section where the amount of each charge is shown. Please review both prospectus sections for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, gender-distinct rates do not apply. Certain charges expressly permit you to designate the Investment Options from which the charge is to be deducted. If there are insufficient funds in such a designated Investment Option, and for all other charges deducted from total Account Value, charges are deducted Pro-Rata from your selected Subaccount and Fixed Account Investment Options.

Transaction Charges

Premium Charge

We currently charge a percentage of each Policy premium payment we receive as a Premium Charge. This charge partially offsets premium taxes imposed by some states and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge. Our current charge is less than our guaranteed maximum amount for this charge.

Surrender Charge

Upon a full Surrender from your Policy, we deduct a Surrender Charge from the total Account Value. The amount of this charge varies by the Insured's gender, Issue Age (or Attained Age at the time of any increase), risk class, Specified Amount of insurance coverage, and the length of time the Policy has been in force. Surrender Charges apply during the first 12 Policy years and for the first 12 Policy years after an increase in Specified Amount. The initial Surrender Charge applies from the Policy Date. In the event of an increase in the Specified Amount, the Surrender Charge will increase. You will receive a revised Policy schedule reflecting the increase. Taxes and tax penalties may apply.

Partial Withdrawal Charge

Upon a partial withdrawal from your Policy, we may assess a partial withdrawal charge. The partial withdrawal charge will be allocated the same as the partial withdrawal itself. Taxes and tax penalties may apply.

Transfer Charge

We may charge a transfer charge for any transfer in excess of 15 transfers per Policy year. You may tell us how to allocate the transfer charge.

Periodic Charges: Monthly Deductions from Account Value

On each Monthly Date, we will deduct an amount from your Account Value to pay us for providing the benefits of the Policy. This amount is called the Monthly Deduction. It equals the sum of monthly charges for the cost of insurance, administrative charge, Specified Amount charge, and the costs of any riders. You may tell us how to allocate the Monthly Deduction.

Cost of Insurance Charge

The cost of insurance rate per $1,000 of Net Amount at Risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the formula for cost of insurance, below.

Excel Performance VUL	14

The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy can vary from month to month. The cost of insurance rate for the Specified Amount of insurance coverage varies by the Insured's gender, Issue Age, risk class, Specified Amount and the length of time the Policy has been in force. The cost of insurance rate for an increase in Specified Amount varies by the Insured's gender, age and risk class at the time of the increase, Specified Amount and the length of time the Policy has been in force since the increase. We may use current cost of insurance rates less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the maximum rates shown in the Policy. Changes will apply equally to similarly situated Policy Owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for the charge(s) applicable to you.

The Cost of Insurance each month equals:

▪	The Net Amount at Risk for the month; multiplied by
▪	The cost of insurance rate per $1,000 of Net Amount at Risk; divided by
▪	$1,000.

Administrative Charge

This monthly charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from this charge. The maximum monthly administrative charge is shown on your Policy schedule.

Specified Amount Charge

For certain risk classes and Issue Ages, the maximum cost of insurance rates and other Policy charges are insufficient to cover our costs in issuing and administering the Policy, operating the Separate Account, and providing the benefits under the Policy. The Specified Amount charge partially compensates us for these costs. We do not anticipate making a profit from this charge. The maximum monthly Specified Amount charge, if any, is shown on your Policy schedule. Any increase in Specified Amount will result in an additional monthly Specified Amount charge, unless the applicable rate at the time of the increase is zero.

Costs of Optional Features

The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Account Value. See the CHARGES section for information about the costs of these features, and refer to APPENDIX A for descriptions of these features. Optional features may not be available in all states.

Periodic Charges: Daily Deductions from Separate Account Assets

The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

Risk Charge

The Risk Charge is for the mortality risks we assume – that Insureds may live for shorter periods of time than we estimate, and also compensates us for the Policy expense risks we assume. If this charge exceeds our actual costs to cover these risks, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

Policy Debt

If you borrow from your Account Value, interest accrues on outstanding loan amounts. After five Policy years, a lower interest rate may be available for a portion of your Policy Debt. See the POLICY LOANS section for more information on applicable interest rates.

Portfolio Charges

Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are stated in this prospectus' CHARGES section and described in more detail in each portfolio's prospectus. A portfolio's charges and expenses are not deducted from your Account Value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.

INVESTMENT OPTIONS

The Policy allows you to choose from a wide array of Investment Options – each chosen for its potential to meet specific investment objectives.

Excel Performance VUL	15

You may allocate all or a part of your premiums among the Separate Account variable Investment Options ("Subaccounts") or the Fixed Account option. Allocations must be in whole percentages and total 100%. The Subaccounts, which invest in underlying portfolios, are listed and described in this section of this prospectus.

Separate Account Variable Investment Options

The Separate Account provides you with variable Investment Options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Account Value of your Policy depends directly on the investment performance of the portfolios that you select.

The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account Investment Options in variable life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.

Even if the investment objectives and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

Read the prospectuses for the underlying portfolios together with this prospectus for more information.

The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas Life. Under Nebraska law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain on business unrelated to the Separate Account. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

The value of your Policy will increase or decrease based on the investment performance of the variable Investment Options you choose. The investment results of each variable Investment Option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which Investment Options best suit your long-term investment objectives and risk tolerance.

Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable Investment Options' underlying portfolios. We do not make any representations about their future performance.

You bear the risk that the variable Investment Options you select may fail to meet their objectives,

that they could decrease in value, and that you could lose principal.

Each Subaccount's underlying portfolio operates as a separate variable Investment Option, and generally the income or loss of one has no effect on the investment performance of any other. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the variable Investment Option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus. You should read the prospectus for an underlying portfolio for more information about that portfolio, including detailed information about the portfolio’s fees and expenses, investment strategy and investment objectives, restrictions, and potential risks. To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

The Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met.

Excel Performance VUL	16

Excel Performance VUL	17

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
The Alger Portfolios	Fred Alger Management, Inc.
Alger Balanced Portfolio, Class I-2	Current income and long-term capital appreciation.
Alger Capital Appreciation Portfolio, Class I-2	Long-term capital appreciation.
American Century Investments	American Century Investment Management, Inc.
American Century VP Income & Growth Fund, Class I	Capital growth; income is secondary.
American Century VP Mid Cap Value Fund, Class I	Long-term capital growth; income is secondary.
Calvert Variable Products, Inc.*	Calvert Investment Management, Inc.
Calvert VP EAFE International Index Portfolio, Class I – World Asset Management, Inc.	Index: MSCI EAFE Index.
Calvert VP Investment Grade Bond Index Portfolio, Class I – Ameritas Investment Partners, Inc. ("AIP")	Index: Barclays Capital Aggregate Bond Index.
Calvert VP Nasdaq 100 Index Portfolio, Class I – AIP	Index: NASDAQ 100® Index.
Calvert VP Natural Resources Portfolio – AIP	Capital growth.
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I – AIP	Index: Russell 2000 Index.
Calvert VP S&P 500 Index Portfolio – AIP	Index: S&P 500 Index.
Calvert VP S&P MidCap 400 Index Portfolio, Class I – AIP	Index: S&P MidCap 400 Index.
Excel Performance VUL	18

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Calvert VP SRI Large Cap Core Portfolio (named Calvert VP SRI Large Cap Value Portfolio prior to May 1, 2016)	Total return.
Calvert VP Volatility Managed Growth Portfolio, Class F – AIP and Milliman Financial Risk Management, LLC ("Milliman")	Capital growth and income.
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F – AIP and Milliman	Income and capital growth.
Calvert VP Volatility Managed Moderate Portfolio, Class F – AIP and Milliman	Current income.
Calvert Variable Series, Inc.*	Calvert Investment Management, Inc.
Calvert VP SRI Balanced Portfolio, Class I	Income and capital growth.
Deutsche Variable Series I	Deutsche Investment Management Americas Inc.
Deutsche Capital Growth VIP Portfolio, Class A	Long-term growth of capital.
Deutsche Variable Series II	Deutsche Investment Management Americas Inc.
Deutsche Global Growth VIP Portfolio, Class A	Long-term capital growth.
Deutsche Small Mid Cap Value VIP Portfolio, Class A	Long-term capital appreciation.
Fidelity® Variable Insurance Products	Fidelity Management & Research Company
Fidelity® VIP Contrafund® Portfolio, Initial Class (2,4)	Long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio, Initial Class (2,4)	Index: S&P 500® Index.
Fidelity® VIP Government Money Market Portfolio, Initial Class (1,4)	Current income.
Fidelity® VIP High Income Portfolio, Initial Class (2,4)	Income and growth.
Fidelity® VIP Investment Grade Bond Portfolio, Initial Class (1,4)	Bond.
Fidelity® VIP Mid Cap Portfolio, Initial Class (2,4)	Long-term growth.
Fidelity® VIP Overseas Portfolio, Initial Class (2,4)	Long-term growth.
Fidelity® VIP Strategic Income Portfolio, Initial Class (1,2,3,4)	Current income.
Subadvisers: (1) Fidelity Investments Money Management, Inc.; (2) FMR Co., Inc.; (3) FIL Investment Advisors (UK) Limited; and (4) other investment advisers serve as sub-advisers for the fund.
Franklin Templeton Variable Insurance Products Trust	Franklin Advisers, Inc.
Franklin Income VIP Fund, Class 2	Income.
Templeton Global Bond VIP Fund, Class 2	Current income, consistent with preservation of capital, with capital appreciation as secondary.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate Fund, Series I – Invesco Asset Management Limited	Total return through growth of capital and current income.
Invesco V.I. International Growth Fund, Series I	Long-term growth of capital.
Invesco V.I. Small Cap Equity Fund, Series I	Long-term growth of capital.
Ivy Funds Variable Insurance Portfolios	Waddell & Reed Investment Management Company
Ivy Funds VIP Balanced	Total return through a combination of capital appreciation and current income.
Ivy Funds VIP Science and Technology	Growth of capital.
MFS® Variable Insurance Trust	Massachusetts Financial Services Company
MFS® Total Return Series, Initial Class	Seeks total return.
MFS® Utilities Series, Initial Class	Seeks total return.
MFS® Value Series, Initial Class	Seeks capital appreciation.
MFS® Variable Insurance Trust II	Massachusetts Financial Services Company
MFS® Research International Portfolio, Initial Class	Seeks capital appreciation.
ALPS Variable Investment Trust	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio, Class II – Morningstar Investment Management LLC ("Morningstar") (named Ibbotson Balanced ETF Asset Allocation Portfolio prior to May 1, 2016)	Capital appreciation and some current income.

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FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Morningstar Growth ETF Asset Allocation Portfolio, Class II – Morningstar (named Ibbotson Growth ETF Asset Allocation Portfolio prior to May 1, 2016)	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II – Morningstar (named Ibbotson Income and Growth ETF Asset Allocation Portfolio prior to May 1, 2016)	Current income and capital appreciation.
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Guardian Portfolio, Class I	Seeks long-term growth of capital; current income is a secondary goal.
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I	Seeks growth of capital.
Oppenheimer Variable Account Funds	OFI Global Asset Management, Inc.
Oppenheimer Global Fund/VA, Non-Service Shares – OppenheimerFunds, Inc.	Seeks capital appreciation.
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC
PIMCO Low Duration Portfolio, Administrative Class	Seeks maximum total return.
PIMCO Real Return Portfolio, Advisor Class	Seeks maximum real return.
PIMCO Total Return Portfolio, Administrative Class	Seeks maximum total return.
T. Rowe Price Equity Series, Inc.	T. Rowe Price Associates, Inc.
T. Rowe Price Blue Chip Growth Portfolio-II	Seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Income Portfolio-II	Seeks a high level of dividend income and long-term capital growth primarily through investments in stock.
Third Avenue Variable Series Trust	Third Avenue Management LLC
Third Avenue Value Portfolio	Long-term capital appreciation.
The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.
UIF Emerging Markets Equity Portfolio, Class I – Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited	Long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries.
UIF U.S. Real Estate Portfolio, Class I	Above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

* These funds are part of Ameritas Mutual Holding Company ("Ameritas"), the ultimate parent of Ameritas Life. The funds' investment adviser and Ameritas Investment Partners, Inc. are indirect subsidiaries of Ameritas. Calvert Investment Distributors, Inc., the underwriter for these funds, is also an indirect subsidiary of Ameritas.

Adding, Deleting, or Substituting Variable Investment Options

We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

We will notify you of any changes to the variable Investment Options.

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Resolving Material Conflicts – Underlying Investment Interests

In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios also may be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying Investment Option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the TRANSFERS section, Omnibus Orders.)

Voting Rights

As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

Fixed Account Investment Option

The Policy has one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.0% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that interest will remain at the minimum guaranteed rate for the life of the Policy. Information on any change in the Fixed Account interest rate can be obtained from our Service Center.

All amounts allocated to the Fixed Account become assets of our general account. The general account has not been registered with the SEC and is not subject to SEC regulation.

Net Premiums allocated to and transfers to the Fixed Account under the Policy become part of our general account assets, which support annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. We have sole discretion to invest the assets of the general account, subject to applicable law, and we bear the risk that assets in the Fixed Account will perform better or worse than the interest we pay. Assets in the Fixed Account are subject to claims by creditors of the Company. The focus of this prospectus is to disclose the Separate Account aspects of the Policy.

Transfers

The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy owners by having a detrimental effect on investment portfolio management. In addition to the right of each portfolio to impose redemption fees on short-term trading, we may reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio investment adviser, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy Owners would otherwise potentially be adversely affected.

We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the underlying portfolio’s investment adviser with information about it for an opportunity to evaluate the transfer pursuant to the investment adviser’s own standards, as stated in the Subaccount's underlying portfolio prospectus. Ultimately the portfolio's investment adviser has the authority to make the determination whether or not to accept a transfer.

Subject to restrictions prior to the Right to Examine Transfer Date, you may transfer Account Value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

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Transfer Rules:

▪	A transfer is considered any single request to move assets between one or more Investment Options.
▪	We must receive notice of the transfer request – either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit if received before close of the New York Stock Exchange (usually 3:00 p.m. Central Time). You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
▪	The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the Account Value remaining in a Subaccount after a transfer will be less than $100, we will include that Account Value in the amount transferred.)
•	If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
•	The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
▪	The first 15 transfers each Policy year are free. Thereafter, transfers may result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about this charge. This fee is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfers limit.
▪	A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
•	may be made only once each Policy year;
•	may be delayed up to six months;
•	is limited during any Policy year to the greatest of:
o	25% of the Account Value in the Fixed Account on the date of the transfer;
o	the amount of any Fixed Account transfer that occurred during the prior 13 months; and,
o	$1,000.
▪	We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and the investment advisers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an Investment Option's underlying portfolio as disruptive. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.
▪	If the Account Value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, proportionately to the remaining Investment Options you selected in your latest allocation instructions. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another Investment Option.
▪	In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

Omnibus Orders

Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable Investment Options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

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Time Period for Special Transfer

At any time within 24 months of the Policy Date, you may request a transfer of the entire Account Value in the Subaccounts to the Fixed Account without incurring a transfer charge.

Third Party Services

Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

Disruptive Trading Procedures

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount’s underlying portfolio can disrupt management of a Subaccount’s underlying portfolio and raise expenses. This in turn can hurt the performance of an affected Subaccount and therefore hurt your Policy’s performance. The risks and harmful effects of disruptive trading include:

▪	dilution of the interests of long-term investors in a separate account if market timers manage to transfer into a portfolio at prices that are below the true value or to transfer out of the portfolio at prices that are above the true value of the portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

▪	reduced investment performance due to adverse effects on portfolio management by:

•	impeding a portfolio investment adviser's ability to sustain an investment objective;
•	causing the portfolio to maintain a higher level of cash than would otherwise be the case;
•	causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the portfolio; and
▪	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those separate accounts, not just those making the transfers.

Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Policy Owners should be aware that we are contractually obligated to provide, at the portfolio investment adviser's request, Policy Owner transaction data relating to trading activities, including tax identification numbers and other identifying information contained in our records to assist in identifying any pattern or frequency of Subaccount transfers that may violate the portfolio's trading policies. We are obligated to follow each portfolio investment adviser's instructions regarding enforcement of their trading policy. On receipt of written instructions from a portfolio investment adviser, we will restrict or prohibit further purchases or transfers by Policy Owners identified as having engaged in transactions that violate the portfolio's trading policies. We are not authorized to grant exceptions to an underlying portfolio's trading policy. Please refer to each portfolio's prospectus for more information on its trading policies.

We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners. Restrictions may include changing, suspending or terminating telephone, online and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio investment adviser's restrictions imposed upon transfers considered by the portfolio investment adviser to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied; we do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these procedures.

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There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

Excessive Transfers

We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:

▪	the total dollar amount being transferred;
▪	the number of transfers you make over a period of time;
▪	whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
▪	whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
▪	the investment objectives and/or size of the Subaccount underlying portfolio.

Third Party Traders

We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:

▪	reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
▪	reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these rules. See the sections of the prospectus describing those programs for the rules of each program.

Systematic Transfer Programs

Transfers under any systematic transfer program do count toward the 15 free transfers limit. We reserve the right to alter or terminate any systematic transfer program upon thirty days advance written notice. Only one systematic transfer program may be utilized at a time.

Dollar Cost Averaging Program

Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Account Value, protect against a loss, or otherwise achieve your investment goals.

Dollar Cost Averaging Rules:

▪	There is no additional charge for the Dollar Cost Averaging program.
▪	We must receive notice of your election and any changed instruction – either Written Notice or by telephone transaction instruction.
▪	Automatic transfers can only occur monthly.
▪	The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
▪	Dollar Cost Averaging program transfers cannot begin before the Right to Examine Transfer Date.
▪	You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Monthly Date following the Right to Examine Transfer Date.
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▪	You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
▪	Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

Portfolio Rebalancing Program

The Portfolio Rebalancing program allows you to rebalance your Account Value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Portfolio Rebalancing Program Rules:

▪	There is no additional charge for the Portfolio Rebalancing program.
▪	The Fixed Account is excluded from this program.
▪	You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have rebalancing occur quarterly, semi-annually or annually.
▪	Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

Earnings Sweep Program

The Earnings Sweep program allows you to rebalance your Account Value by automatically allocating earnings from your Subaccounts among designated Investment Options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

Earnings Sweep Program Rules:

▪	There is no additional charge for the Earnings Sweep program.
▪	The Fixed Account is included in this program.
▪	You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have your earnings sweep quarterly, semi-annually or annually.

Asset Allocation Program

We may offer an asset allocation program using models. However, you always have the ability to construct your own asset allocation plan from among the Investment Options available in your Policy. Asset allocation programs using models are intended to match model risk tolerance and investment objectives with the Investment Options available in your Policy.

To assist you in your selection of an asset allocation model, we offer an Asset Allocation Program (the "Program"). The Program consists of models that were developed by an unaffiliated third party investment adviser. The unaffiliated third party investment adviser provided research and business support services relating to the models and selected the specific funds to populate each model from those available in the Policy. Ameritas Life paid for these consultant services at no additional cost to the Policy Owners.

Ameritas Investment Corp. ("AIC"), an affiliate of ours, has served as discretionary investment adviser for Program participants solely in connection with the development and periodic updates to the model portfolios. In this regard, AIC has entered into an investment advisory agreement with each Policy Owner participating in the Program. In its role as investment adviser, AIC relied upon the recommendations of third parties to provide research and business support services and select the specific funds to populate the models. AIC's role as investment adviser for development of and periodic updates to the models will terminate on August 1, 2016, and the models in the Program will no longer undergo periodic updates.

Important Information Concerning the Asset Allocation Program after August 1, 2016

On and after August 1, 2016, the models in the Program will no longer undergo periodic updates (the models will become "static"). The investment advisory agreement you have previously entered into with AIC will terminate, and AIC will no longer make updates to the models. Policy Owners will receive notice of the termination of their investment advisory agreement and additional notice that the models are becoming static. The models will remain invested in accordance with the most recent model allocations. You may continue rebalancing your allocation among the funds in your particular static model on a quarterly basis. You will not be required to take any action if you wish to continue participating in a static model. You may allocate to a different static model or discontinue participating in static models after August 1, 2016.

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To participate in the Program:

▪	You are responsible for determining which model is best for you. Your financial adviser can help you make this determination and may provide you with an investor questionnaire to help you define your investing style. There is no guarantee that the model you select is appropriate to your ability to withstand investment risk. We are not responsible for your selection of a specific Investment Option or model, or your decision to change to a different Investment Option.
▪	You must allocate all of your Policy Value to one asset allocation model. We must receive notice of your asset allocation model election by Written Notice before we can begin a Program for you. Only you can select which model is best for you. The Asset Allocation questionnaire can be an aid, but is just a tool; you will make your own selection. You may wish to consult with your own financial professional to determine whether participation in the Program is best for you, and if so, which model is most suitable.

▪	If you are currently participating in a Program model and you make changes to your allocations outside the model, you will be considered as having withdrawn from the Program. You will be required to communicate with the Service Center if you wish to make a transfer or trade. The Service Center will communicate that your election to execute a trade will result in the discontinuance of the Program for your Policy prior to you being able to execute any telephone transaction.

▪	You may participate in quarterly rebalancing where each quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the Program model that you selected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated monthly on our website and is available upon request.

The Program consists of five models, ranging from aggressive to conservative. On and after August 1, 2016, the static models will retain these descriptions.

▪	Aggressive Model – The Aggressive Model is for long-term investors who want high growth potential and do not need current income. The model may entail substantial year-to-year volatility in exchange for potentially higher long-term returns. Losses are still possible.
▪	Capital Growth Model – The Capital Growth Model is for long-term investors who want good growth potential and do not need current income. The model entails a fair amount of volatility, but not as much as the Aggressive Model. Losses are still possible.
▪	Balanced Model – The Balanced Model is for long-term investors who do not need current income and want some growth potential. The model is likely to entail some fluctuations, but presents less volatility than the overall equity market. Losses are still possible.
▪	Moderate Model – The Moderate Model is for investors who seek current income and stability, with modest potential for increase in the value of their investments. Losses are still possible.
▪	Conservative Model – The Conservative Model is for investors who seek current income and stability, and are less concerned about growth. Losses are still possible.

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The Adding, Deleting, or Substituting Variable Investment Options Section above describes how changes to the Subaccounts' underlying portfolios will be addressed once the Program becomes static.

Potential Conflicts of Interest Relating to Program Models

We, and our affiliates, managed the competing interests that had the potential to influence the decision making with regard to the models by engaging a third party investment adviser to design the models and select the Investment Options for such models. Such competing interests include the following: AIC is compensated by us as principal underwriter for the Policies and as a distributor for a majority of our Policies. Calvert Variable Products, Inc. and Calvert Variable Series, Inc. (the "Calvert Funds"), have portfolios offered through the Policy. The Calvert Funds are advised by Calvert Investment Management, Inc. ("CIM"), an affiliate of ours, and certain of the Calvert Funds are subadvised by Ameritas Investment Partners, Inc. ("AIP") also an affiliate of ours. CIM and AIP are compensated for administrative, advisory and sub-advisory services they provide to Calvert Funds. Calvert Fund portfolios may or may not be included in the models. We may receive administrative services fees from other portfolios that are available as Investment Options or distribution fees. As a result of these competing interests the affiliated parties faced in this Program, there was an increased potential risk of a conflict of interest in these arrangements.

There is no additional charge for selecting the Program. Although asset allocation programs are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still result in losses. The models will remain unchanged, thus, the percentages of your Policy value allocated to each portfolio within the selected model will not be changed by us, and subsequent purchase payments will be invested in the same model unless we receive new instructions. Over time, the static model you select may no longer align with its original investment objective due to the effects of underlying portfolio performance and changes in underlying portfolio investment objectives. Therefore, your investment may no longer be consistent with your objectives. Portfolio rebalancing may help address this risk, but this is not guaranteed. You should consult with your financial professional about how to keep your allocations in line with your current investment goals.

We may discontinue the Asset Allocation Program at any time. We reserve the right to modify the terms of the Program. We may configure new static models from time to time. We will provide advance notice of any such changes to the Program and inform you of your options.

OTHER IMPORTANT POLICY INFORMATION

Policy Application and Issuance

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

The Insured must not be older than age 80 on the Insured's birthday nearest to the Policy Date. The minimum initial Specified Amount (or "face amount") of life insurance is $100,000. We may reduce the initial Specified Amount for Policies issued in connection with group or sponsored arrangements. See the Special Arrangements section, below, for details. To purchase a Policy, you must submit an application, at least the Initial Premium (see below), and provide evidence of the proposed Insured's insurability satisfactory to us. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

When you apply for your Policy, you will choose one of three death benefit options, which will be used to determine the death benefit.

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Application in Good Order

All application questions must be answered, but particularly note these requirements:

▪	The Owner's and Insured's full name(s), Social Security number (tax identification number for a business or trust Owner), date of birth, and certain other required information must be included.
▪	Your premium allocations must be complete, be in whole percentages, and total 100%.
▪	Initial Premium requirements must be met (see below).
▪	Your signature and your agent's signature must be on the application.
▪	City, state and date the application was signed must be completed.
▪	You must provide all information required for us to underwrite your application (including health and medical information about the Insured, and other information we consider relevant).
▪	Please give us your email address to facilitate receiving updated Policy information by electronic delivery.

▪	There may be forms in addition to the application required by law or regulation, especially when a replacement of other coverage is involved.
▪	Your agent must be both properly licensed and appointed with us.

Premium Requirements

Your premium checks should be made payable to "Ameritas Life Insurance Corp." We reserve the right to reject any premiums. We may postpone crediting payment of your initial premium made by personal check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

Initial Premium

▪	At least the Monthly Minimum No-Lapse Premium times the number of months between the Policy Date and the date the Policy is issued plus one month.

Additional Premiums

▪	Payment of additional premiums is flexible, but must be enough to cover Policy charges.
▪	If a premium increases the Net Amount at Risk, it is subject to evidence of the Insured's continued insurability and our underwriting requirements as to the amount of the increase.
▪	Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premium, subject to our approval. Because Account Value can fluctuate depending upon the performance of your selected variable Investment Options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time.
▪	If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to the Account Value.
▪	We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

Allocating Premium

You may allocate your premiums among the variable Investment Options (the Subaccounts) and the Fixed Account option. The initial allocation instructions in your Policy application will be used for additional premiums until you change your allocation instructions.

▪	Allocations must be in whole percentages, and total 100%.
▪	You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
▪	All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received prior to your Policy's Right to Examine Transfer Date.

Prior to the Right to Examine Transfer Date, we will hold your initial Net Premium and any additional Net Premiums in the Money Market Subaccount. On the Right to Examine Transfer Date, we will invest your Account Value, which will include investment performance results, in the Investment Options pursuant to your application allocation instructions. If, by the Right to Examine Transfer Date, you decide to cancel your Policy, we will refund the premiums paid minus Policy Debt and partial withdrawals.

Until your Policy is issued, any premium payments we receive are held in our general account.

Account Value

On your Policy's Issue Date, Account Value (or "Policy Value" or "Accumulation Value") equals your initial Net Premium (premium less the Percent of Premium Charge) minus any Monthly Deductions since the Policy Date. On any Business Day thereafter, your total Account Value equals the sum of Account Value in the Separate Account variable Investment Options, the Fixed Account, and the loan account, plus any Net Premium received that Business Day, but not yet allocated.

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Separate Account Value

Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Account Value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's unit value by the number of Accumulation Units held in that Subaccount. We will determine the value of the assets of each Subaccount at the close of trading on the New York Stock Exchange on each Business Day.

The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount on any Business Day equals the unit value of the Subaccount on the previous Business Day multiplied by the net investment factor for the Subaccount. The net investment factor for each Subaccount can be determined on any Business Day by using the following calculation:

▪	the net asset value per share of the Subaccount's underlying portfolio as of the end of the current Business Day, plus the per share amount of any dividend or capital gain distribution paid by that underlying portfolio since the previous Business Day, plus the per share amount of any taxes payable by the Separate Account; divided by
▪	the net asset value per share of the Subaccount's underlying portfolio as of the end of the previous Business Day, minus
▪	the daily risk charge.

When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on that Business Day. Each transaction described below will increase or decrease your Accumulation Units.

The number of Accumulation Units in a Subaccount will increase when:

▪	Net Premiums are credited to it; or
▪	amounts are transferred to it from other Subaccounts, the Fixed Account, or the loan account.

The number of Accumulation Units in a Subaccount will decrease when:

▪	partial withdrawals (and any partial withdrawal charges) are taken from it;
▪	Monthly Deductions are taken from it;
▪	transfer charges are taken from it; or
▪	amounts are transferred out of it into other Subaccounts, the Fixed Account, or the loan account.

An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

Fixed Account Value

The Account Value of the Fixed Account on any Business Day equals:

▪	Net Premiums credited to the Fixed Account; plus
▪	any transfers from the Subaccounts or the loan account to the Fixed Account; plus
▪	interest credited to the Fixed Account; minus
▪	any partial withdrawal (and partial withdrawal charge) taken from the Fixed Account; minus
▪	the Fixed Account's share of any Monthly Deductions from Account Value; minus
▪	any transfer charges taken from the Fixed Account; minus
▪	amounts transferred from the Fixed Account to the Subaccounts or the loan account.

Loan Account Value

The Account Value in the loan account on any Business Day equals:

▪	amounts transferred to the loan account from the Investment Options (the Subaccounts and the Fixed Account); plus
▪	interest credited to the loan account; minus
▪	amounts transferred from it into the Investment Options.

(Also see Defined Terms for the definition of "Policy Debt.")

Telephone Transactions

Telephone Transactions Permitted

▪	Transfers among Investment Options.
▪	Establish systematic transfer programs.
▪	Change premium allocations.

How to Authorize Telephone Transactions

▪	Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

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Telephone Transaction Rules

▪	Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
▪	Calls will be recorded for your protection.
▪	For security, you or your authorized designee must provide your Social Security number and/or other identification information.
▪	May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

Electronic Delivery and Communications

You may access certain documents relating to the Policy and Subaccounts electronically. Current prospectuses and reports for the Policy and Subaccounts are available on our website, and updated prospectuses are posted on or about May 1 of each year. Prospectuses may be supplemented throughout the year, and copies of all supplements are also available on our website. We post annual reports on our website shortly after March 1 each year.

We may make other documents available to you electronically through the email address that you provide to us. When electronic delivery becomes available, and upon your election to receive information online, we will notify you when a transaction pertaining to your Policy has occurred or a document impacting your Policy or the Subaccounts has been posted. In order to receive your Policy documents online you should have regular and continuous Internet access.

Misstatement of Age or Gender

If an Insured's age or gender has been misstated on the application, an adjustment will be made to reflect the correct age and gender. If the misstatement is discovered at death, the Policy death benefit and any additional benefits provided will be adjusted based on what the cost of insurance rate as of the most recent Monthly Date would have purchased at the Insured's correct age and gender. If the misstatement is discovered prior to death, the Cash Surrender Value will be adjusted, based on the Insured's correct age and gender, to reflect the expense charges, Surrender Charges, and cost of insurance rates from the Policy Date.

Suicide

We will terminate the Policy and give back the premiums received, less any partial withdrawals and Policy Debt, if the Insured, while sane or insane, commits suicide within two years (one year in Colorado, Missouri, and North Dakota) after the date the Policy was issued. In Montana, the amount we will return will be the premiums received, less any partial withdrawals and Policy Debt, as stated above, or if greater, we will return the reserve determined according to the commissioner's reserve valuation method. We will pay only the Monthly Deductions for an increase in Specified Amount of insurance if the Insured, while sane or insane, commits suicide within two years (one year in Colorado, Missouri, and North Dakota) after the effective date of any increase.

Incontestability

We will not contest the Policy, in the absence of fraud, after it has been in force while the Insured is alive for two years from the Issue Date, nor will we contest any increased benefits later than two years after the effective date of such increase. If you did not request the increase or if evidence of insurability was not required, we will not contest the increase. Increased benefits, for the purposes of this provision, shall include any favorable Policy changes you request. If the Policy is reinstated, the incontestable period will start over again beginning on the reinstatement date, but only for statements made in the application for reinstatement. Riders to the Policy may have separate incontestability provisions.

Assignment

You may assign your Policy by giving Written Notice. We will not be responsible for the validity of an assignment. We will not be liable for any payments we make or actions we take before we receive Written Notice of an assignment. An assignment is subject to any Policy Debt.

Lapse and Grace Period

Minimum No-Lapse Period

Because Account Value can fluctuate depending upon the performance of your selected variable Investment Options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

Lapse of the Policy may result in adverse tax consequences. See discussion at Tax Treatment of Loans and Other Distributions.

This Policy will lapse with no value when the Policy's Cash Surrender Value is not enough to cover any due but unpaid charges. However, we guarantee the Policy will remain in force for the period shown in your Policy's schedule page so long as the premium paid, less partial withdrawals and Policy Debt, equals or exceeds the sum of the monthly Minimum No-Lapse Premiums from the Policy Date to the most

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recent Monthly Date. Your minimum no-lapse period and Minimum No-Lapse Premium are shown in your Policy schedule.

Grace Period

If the Cash Surrender Value on any Monthly Date is less than the Monthly Deduction for the next Policy month, you will have a 61-day grace period to make a premium payment to continue your Policy. The minimum premium to continue the Policy is the amount which will result in the Cash Surrender Value on the date the grace period began being equal to the current Monthly Deduction plus the next two Monthly Deductions. At the start of the grace period, we will mail a notice of the minimum premium necessary to keep the Policy in force to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the Insured dies during the grace period, we will deduct outstanding Policy Debt and Policy charges due but not paid from the death benefit proceeds payable.

Reinstatement

If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse, so long as the Insured is Attained Age 80 or less. To reinstate, we must receive:

▪	Written application signed by you and the Insured;
▪	Evidence of the Insured's insurability satisfactory to us, and the insurability of any insured covered under an optional benefit rider;
▪	Premium at least equal to (a + b + c - d) divided by (e) where:

(a) is the sum of all due and unpaid Monthly Deductions during the grace period;

(b) is the sum of Monthly Deductions for three months from the date of reinstatement;

(c) is the Surrender Charge on the date of reinstatement;

(d) is the Account Value at the beginning of the grace period; and

(e) is one minus the premium charge.

▪	Repayment or reinstatement of any outstanding Policy Debt.

The effective date of reinstatement will be the Monthly Date on or next following the date the reinstatement is approved.

The Account Value on the date of reinstatement will equal the Net Premium paid to reinstate the Policy; plus the Account Value at the beginning of the grace period; minus the sum of the due and unpaid Monthly Deductions during the grace period. The Surrender Charge at reinstatement will be based on the original Policy Date and the dates of any increases in Specified Amount as if the Policy had never terminated.

The Policy cannot be reinstated once it has been fully Surrendered.

Delay of Payments or Transfers

We will usually pay any amounts from the Separate Account requested as a partial withdrawal or Surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if:

▪	the NYSE is closed for other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
▪	the SEC permits delay for the protection of security holders; or
▪	an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Subaccounts.

The applicable rules of the SEC will govern as to whether these conditions exist.

We may defer payments of a Policy loan, partial withdrawal or full Surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the loan, withdrawal or Surrender.

Beneficiary

The beneficiary will receive the death benefit proceeds when the Insured dies. You name the primary beneficiary and any contingent beneficiaries in your application. If no primary beneficiary is living when the Insured dies, we will pay to the contingent beneficiary. If no contingent beneficiary is living when the Insured dies, we will pay you or your estate. Unless otherwise provided, if any beneficiary dies within 30 days after the Insured dies as the result of a common disaster, we will pay the death benefit proceeds as if that beneficiary died first.

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Unless your beneficiary designation provides otherwise, we will follow these rules:

▪	We will pay equal shares when more than one beneficiary of the same class is to share the funds.
▪	No revocable beneficiary has rights in this Policy until the Insured dies.
▪	An irrevocable beneficiary cannot be changed without his or her consent.
▪	The interest of any beneficiary is subject to the rights of any assignee shown on our records.
▪	When beneficiaries are not shown by name (such as "children"), we may find who they are from sworn statements and not wait for court records.

You may change your beneficiary at any time while the Insured is living by sending Written Notice to us. We must approve any change. If approved, the change will be effective as of the date you signed the Written Notice. We will not be liable for any payments we make or actions we take before the change is approved.

Minor Owner or Beneficiary

Generally, a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary. In most states parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named beneficiary, we may be able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to claim proceeds on behalf of the minor; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

Policy Changes

You may request to change your Specified Amount, death benefit option, or riders. Any change to your Policy is effective only if by Written Notice on a form acceptable to us, and only when recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page. When a Policy change is made, we will send you a revised Policy schedule that will show the updated coverage and any new charges.

"Right to Examine" Period

You may cancel your Policy for a refund during your "right to examine" or "free look" period. This period expires 10 days after you receive your Policy (30 days after if it is a replacement for another policy), or 45 days after your application is signed, whichever is later. (The "right to examine" period is longer in some states, ranging from 15 to 30 days.) If you decide to cancel the Policy, you must return it by mail or delivery to the home office or to the Ameritas Life selling agent by the date the "right to examine" period expires. Your Policy will be void from the beginning. We will refund the premiums paid minus Policy Debt and partial withdrawals, unless otherwise required by state law.

Optional Features

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Account Value as stated in this prospectus' CHARGES section.

Nonparticipating

The Policy is nonparticipating. No dividends will be paid under the Policy.

Special Arrangements

Where permitted by state regulation, we may make Policies available through various special arrangements. We may reduce or waive the premium charge; monthly administrative charge; and/or the Surrender Charge under Policies purchased by:

1.	our directors, officers, current or retired employees ("employees"), or agents, or affiliates thereof, or their spouses or dependents;
2.	directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Ameritas Investment Corp. relating to the Policies, or their spouses or dependents; or
3.	directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

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In addition, in the future, we may reduce or waive the premium charge, and/or Surrender Charge if a Policy is purchased by the Owner of another policy we issued, and/or through transfer or exchange from a life insurance policy we issued, each in accordance with rules we establish and apply on a uniform basis. Reductions or waivers of the premium charge, monthly administrative charge, and the Surrender Charge reflect the reduced sales and administrative effort associated with Policies sold to the Owners specified. Our Service Center can provide information regarding the availability of reduced or waived charges to such Owners.

We will issue Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis. The Policies may not be available in connection with group or sponsored arrangements in all states.

For Policies issued in connection with group or sponsored arrangements, we may reduce or waive one or more of the following charges: the premium charge; the Surrender Charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily risk charges (for mortality and expense risk); and/or the transfer charge. We may also reduce the minimum Specified Amount per Policy. In addition, the interest rate credited on amounts taken from the Subaccounts as a result of a loan may be increased for these Policies. We will waive or reduce these charges as described below and according to our rules in effect when the Policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, insurance cost, and mortality and expense risk per Policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased, and certain characteristics of its members (including underwriting-related factors that we determine result in lower anticipated expenses of providing insurance coverage, and/or lower mortality and expense risk, under Policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality and expense risk under such Policies. We may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected Owners and all other owners of Policies funded by the Separate Account.

POLICY DISTRIBUTIONS

The principle purpose of the Policy is to provide a death benefit upon the Insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully Surrender it for its Cash Surrender Value. Tax penalties and Surrender Charges may apply to amounts taken out of your Policy. The Policy will terminate and all insurance will stop when the Insured dies.

Death Benefit

Upon the Insured's death, we will pay to the Policy beneficiary:

▪	the death benefit on the Insured's life under the death benefit option in effect; plus
▪	any additional life insurance proceeds provided by any optional benefit or rider; minus
▪	any Policy Debt; minus
▪	any overdue Monthly Deductions, including the Monthly Deduction for the month of death.

We will pay the death benefit proceeds after we receive satisfactory proof that the Insured died while the Policy was in force and other proof that we may require in order to investigate the claim. We will pay the death benefit proceeds in a lump-sum payment to the beneficiary. We will include interest from the Insured's date of death to the payment date. The rate of interest will be at least the amount required by law. Full payment of the death benefit proceeds discharges us from any and all claims.

Death Benefit Options

When you apply for your Policy, you will choose one of three death benefit options, which will be used to determine the death benefit.

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Death Benefit Option A

Under Option A, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage; and
▪	the Account Value multiplied by the corridor factor.

Death Benefit Option B

Under Option B, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage plus the Account Value; and
▪	the Account Value multiplied by the corridor factor.

Death Benefit Option C

Under Option C, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage plus the sum of premiums paid minus the sum of partial withdrawals taken; and
▪	the Account Value multiplied by the corridor factor.

If you select Option C and the sum of partial withdrawals taken is greater than the sum of premiums paid, the death benefit may be less than the Specified Amount.

When you apply for your Policy, you will also choose one of two alternative tests to evaluate whether your Policy qualifies as a life insurance contract under the Internal Revenue Code. Once you have chosen a test for tax qualification, you cannot change it. If you choose the guideline premium test, total premium payments may not exceed the guideline premium payment limitations for life insurance set forth under the Internal Revenue Code. If you choose the cash value accumulation test, the guideline premium limitations do not apply. The corridor factors are higher for the cash value accumulation test than for the guideline premium test. The corridor factors are shown in the Policy schedule.

Changes in Death Benefit Option

You select the death benefit option when you apply for the Policy. You also may change the death benefit option after the first Policy year, as discussed below.

Changes in Death Benefit Option Rules

▪	Your request for a change must be by Written Notice.
▪	You can only change your Policy death benefit option once each Policy year. The change will be effective on the Monthly Date after we receive (or, if evidence of insurability is necessary, after we approve) your Written Notice.
▪	There is no fee to change your Policy death benefit option.
▪	Changing from Option B to Option A, or from Option C to Option A: The Specified Amount will not change, and the death benefit will be reduced to equal the Specified Amount.
▪	Changing from Option A to Option B, or from Option C to Option B: The Specified Amount will be adjusted so that the Net Amount at Risk is unchanged.
▪	The change is allowed only if the new Specified Amount of insurance meets the requirements stated in the Changes in Specified Amount section, below.

Changes in Specified Amount

The initial Specified Amount is set at the time we issue your Policy. The Specified Amount may change from time to time, as discussed below. A change in Specified Amount could have federal tax consequences (See the TAX MATTERS section.).

Under the Scheduled Increase Rider for the Insured, we will automatically increase the Specified Amount on Annual Dates. The amount of the increase is shown on the Policy schedule. Total increases from the rider may not exceed two times the initial Specified Amount. No increase will be made after the Annual Date nearest the Insured's 65th birthday. We will mail to you a revised Policy schedule for each increase. Acceptance is automatic. You may reject the increase by Written Notice to us and return of the revised Policy schedule within 30 days of the increase date. There is no charge for the rider.

In addition, on or after one year from the Policy Date, you may change the current Specified Amount of insurance coverage by Written Notice on a form provided by us, and subject to our approval. Any change will take effect on the Monthly Date on or after the date we receive your Written Notice.

INCREASE in Coverage Rules

▪	The minimum amount of an increase in Specified Amount of insurance coverage is $25,000.
▪	An increase of the Specified Amount will require evidence of insurability satisfactory to us and be subject to our underwriting limits in place at that time. (Underwriting requirements do not apply to requested increases if certain riders are part of your Policy.)
▪	Any increase of the Specified Amount will be subject to increased cost of insurance charges, monthly Specified Amount charges, and Surrender Charges based on the Insured's gender and the Issue Age and rate class for the increase. You will receive a revised Policy schedule stating the increased charges.

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DECREASE in Coverage Rules

▪	The amount of any decrease may be no less than $1,000.
▪	Any reduction in the Specified Amount will be in the following order:
•	first, reduce the most recent increase of the Specified Amount;
•	then, the next most recent increases; and
•	finally, the Policy's initial Specified Amount.
▪	Any decrease of the Specified Amount you request will not reduce the Surrender Charges or the monthly Specified Amount charges in effect at the time of the decrease.
▪	The Specified Amount of coverage after the decrease must be at least $50,000. We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
▪	If the change is within the minimum no-lapse period, we will update the monthly Minimum No-Lapse Premium on the revised Policy schedule.

Use of Accounting Benefit Rider and Supplemental Coverage Rider

When you apply for the Policy, you can combine coverage under either or both the Accounting Benefit Rider (ABR) and the Supplemental Coverage Rider (SCR) with coverage under the base Policy. You must allocate at least $50,000 to base Specified Amount, and the total Specified Amount must be at least $100,000 if you elect the ABR and $250,000 if you elect the SCR. The SCR Specified Amount cannot exceed nine (9) times the base Specified Amount. Use of these riders will change the cost of your insurance coverage.

Accounting Benefit Rider

Allocating a portion of the total Specified Amount to the ABR increases early year Cash Surrender Values and decreases later year Cash Surrender Values, as compared to all base coverage. There is no Surrender Charge associated with the ABR Specified Amount, but Monthly Deductions for the rider generally are higher than Monthly Deductions for base coverage. The Monthly Deduction for the ABR consists of a cost of insurance charge and an ABR Specified Amount charge. The ABR Specified Amount charge is an amount per $1000 of ABR Specified Amount and will vary based on gender, rate class, Issue Age, Policy year, and Specified Amount.

This rider is available only at issue. You cannot surrender the rider separately from the Policy.

Supplemental Coverage Rider

The Supplemental Coverage Rider ("SCR") provides the opportunity to allocate part of the Policy's Specified Amount to this rider. The SCR will adjust over time to maintain total death benefit coverage as described below.

The death benefit for the SCR is the difference between your total death benefit and the sum of the base death benefit and ABR death benefit. The SCR death benefit automatically adjusts daily as your base and ABR death benefits change. The total death benefit depends on which death benefit option is in effect.

You may allocate a portion of the total Specified Amount to the SCR. The SCR death benefit will adjust over time to maintain the total death benefit as described below. The SCR death benefit at any point in time equals the difference between the total death benefit and the death benefit calculated without the SCR. The total death benefit depends on the death benefit option you select.

Option A: If Option A is in effect, the total death benefit is the greater of:

1.	the Specified Amount of the Policy plus any ABR Specified Amount plus the SCR Specified Amount; and
2.	the Account Value multiplied by the corridor factor.

Option B: If Option B is in effect, the total death benefit is the greater of:

1.	the Specified Amount of the Policy plus any ABR Specified Amount plus the SCR Specified Amount plus the Account Value; and
2.	the Account Value multiplied by the corridor factor.

Option C: If Option C is in effect, the total death benefit is the greater of:

1.	the Specified Amount of the Policy plus any ABR Specified Amount plus the SCR Specified Amount plus the sum of premiums paid minus the sum of partial withdrawals taken; and
2.	the Account Value multiplied by the corridor factor.

If the sum of partial withdrawals taken is greater than the sum of premiums paid, the death benefit may be less than the Specified Amount.

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If the Account Value grows sufficiently large, it is possible for the SCR death benefit to become zero. As long as the SCR death benefit remains zero, the SCR cost of insurance will be zero. The SCR death benefit can never be less than zero. Even when the SCR death benefit is zero, the rider remains in effect until you remove it from the Policy.

Example: If your Account Value increases over time due to positive investment performance in the Subaccounts you choose, and you elect the cash value accumulation test and death benefit option A, your Account Value multiplied by the corridor factor could exceed the sum of the base and ABR Specified Amounts. In that situation, your SCR death benefit would reduce so that your total death benefit remains constant. Eventually, your Account Value could peak and begin to decline so that, when multiplied by the corridor factor, the result would become less than the sum of the base and ABR Specified Amounts. In that situation, your SCR death benefit would increase so that your total death benefit remains constant.

There is no Surrender Charge associated with the SCR Specified Amount. The Monthly Deduction for the SCR consists of a cost of insurance charge and an SCR Specified Amount charge. The SCR Specified Amount charge is an amount per $1000 of SCR Specified Amount and will vary based on gender, rate class, Issue Age, Policy year, and Specified Amount. Current rates for the SCR generally are lower than current rates for the base Policy, but maximum rates generally are higher.

No Maturity Date

This Policy does not have a maturity date. There are no cost of insurance charges after the Insured reaches Attained Age 121.

Policy Loans

You may obtain a loan secured by the Cash Surrender Value of your Policy. Any loan transaction will permanently affect your Account Value. We may require you to sign a loan agreement. You may ask your sales representative or us to provide illustrations giving examples of how a loan might affect your Account Value, Cash Surrender Value and death benefit.

Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences. See the discussion at Tax Treatment of Loans and Other Distributions.

Amount You Can Borrow	Loan Interest Rate

Standard Policy Loan. You may borrow no more than:

▪  the Cash Surrender Value; minus

▪  loan interest on Policy Debt including the requested loan to the next Annual Date; minus

▪  the sum of the next three Monthly Deductions.

Standard Loan Interest Rate. Current net annual loan interest rate of 1.0%: we charge a current interest rate with a 4.0% effective annual yield (guaranteed not to exceed 4.0%), but we also credit an interest rate with an effective annual yield of 3.0% to any amounts in the loan account.
Amount You Can Borrow	Loan Interest Rate

Preferred Rate Policy Loan. After five (5) Policy years, a portion of the Policy Debt may qualify for the preferred loan interest rate. The portion eligible for the preferred loan interest rate is:

▪  the Account Value; plus

▪  the sum of partial withdrawals taken, minus

▪  the sum of premiums paid.

Preferred Loan Interest Rate. Current net annual loan interest rate of 0.0%: we charge a current interest rate with a 3.0% effective annual yield (guaranteed not to exceed 3.5%), but we also credit an interest rate with an effective annual yield of 3.0% to any amounts in the loan account.

Loan Rules

▪	The Policy must be assigned to us as security for the loan.
▪	We will accept a loan request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
▪	We will transfer all loan amounts from the Subaccounts and the Fixed Account to a loan account. The amounts will be transferred on a Pro-Rata basis, unless you instruct us otherwise. If the value of an Investment Option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a Pro-Rata basis.
▪	Loan interest is due on each Annual Date. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest only from the Policy Investment Options you designate; if that is not possible (due to insufficient value in an Investment Option you elect) or you have not provided such instructions, we will deduct loan interest on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account.
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▪	If Policy Debt exceeds Account Value minus the Surrender Charge minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
▪	You may repay Policy Debt in full or in part any time while the Policy is in force. We will deduct the amount of the loan repayment from the loan account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as Net Premium is allocated on the date of repayment. You must instruct us to treat your payment as a loan repayment; otherwise, we will treat any unspecified payment as premium.
▪	The death benefit will be reduced by the amount of any Policy Debt on the date of the Insured's death.
▪	We may defer making a loan from the Fixed Account for up to six months unless the loan is to pay premiums to us.

Cash Surrender

While the Insured is alive, you may terminate the Policy for its Cash Surrender Value. After a full Surrender, all your rights in the Policy end, and you may not reinstate the Policy.

Cash Surrender Rules

▪	We will accept a full Surrender request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
▪	The applicable Surrender Charge is described in the CHARGES section of this prospectus.
▪	We may defer Surrender payments from the Fixed Account for up to six months from the date we receive your request.

Partial Withdrawal

While the Insured is alive, you may withdraw part of the Account Value. The amount requested and any partial withdrawal charge will usually be deducted from the Account Value on the date we receive your request if received before 3 p.m. Central Time.

If Death Benefit Option A (described above) is in effect, then the Specified Amount will be reduced by the partial withdrawal amount plus any charge.

If Death Benefit Option B or Option C (described above) is in effect, the Account Value will be reduced by the amount of the partial withdrawal, but the Specified Amount of insurance coverage will not change.

If Death Benefit Option C (described above) is in effect and the sum of partial withdrawals taken is greater than the sum of premiums paid, the death benefit may be less than the Specified Amount.

Partial Withdrawal Rules

▪	We will accept a partial withdrawal request signed by you on our form of Written Notice by mail or facsimile.
▪	The applicable partial withdrawal charge is stated in the CHARGES section of this prospectus.
•	The minimum partial withdrawal amount is $100; the maximum is an amount such that the remaining Cash Surrender Value is at least an amount sufficient to maintain the Policy in force for the next three months.
▪	A partial withdrawal is irrevocable.
▪	For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
▪	Partial withdrawals will be deducted from your Policy Investment Options on a Pro-Rata basis, unless you instruct us otherwise. If the value of an Investment Option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a Pro-Rata basis.
▪	Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount.
▪	We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
▪	Partial withdrawals may change the Minimum No-Lapse Premium requirements. You may request a new illustration of Account Value from us to demonstrate these changes.
▪	Depending upon the circumstances, a partial withdrawal may have tax consequences.

Payment of Policy Proceeds

A primary function of a life insurance policy is to provide payment of Policy proceeds. Policy proceeds are payable upon the Insured's death, a full Surrender or partial withdrawal of Account Value, or upon any other benefit where certain proceeds are payable. We will make payment in a lump sum to the beneficiary.

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Rules for Payment of Policy Proceeds

▪	Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
▪	We may require proof of your age or survival or the age or survival of the payee.
▪	No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.

Payment of Death Benefit Proceeds

We may pay death benefit proceeds in a lump sum by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within seven days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

TAX MATTERS

The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

Life Insurance Qualification; Tax Treatment of Death Benefit

The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

▪	you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy and
▪	the death benefit should be fully excludable from the beneficiary's gross income; however, special rules apply to employer owned life insurance. The death benefit of life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income.

We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as loans being treated as a distribution (see Tax Treatment of Loans and Other Distributions below). The rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Account Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

Excel Performance VUL	38

A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance Policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose not to make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

Special Considerations for Corporations and Employers

Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the Policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from the Policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Policy's Cash Surrender Value are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for Alternative Minimum Taxable Income purposes. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should observe the Employee Notice and Consent requirements to avoid the income taxation of the life insurance death benefits and consult a tax adviser regarding filing IRS Form 8925.

Tax Treatment of Loans and Other Distributions

Upon a Surrender or lapse of the Policy, if the amount received plus any outstanding Policy Debt exceeds the total cost basis in the Policy, the excess generally will be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means: • the total of any premium payments or other consideration paid for the Policy, minus • any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

▪	All distributions, including Surrender and partial withdrawals, are treated as ordinary income subject to tax to the extent the excess (if any) of the Account Value immediately before the distribution exceeds the cost basis in the Policy at such time.
▪	Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.
▪	A 10% additional income tax is imposed on the portion of any distribution, loan, or assignment of the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59½, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

Distributions (including upon Surrender) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

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Other Policy Owner Tax Matters

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial or full Surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depend on the circumstances of each Owner or beneficiary.

Interest paid on Policy loans generally is not tax deductible.

Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full Surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstances.

Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Account Value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Account Value. These differences could result in you being treated as the owner of a Pro-Rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

Paid-Up Life Insurance Benefit Endorsement. Electing this benefit may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation, split dollar arrangements and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Also, on July 30, 2002, the Sarbanes-Oxley Act of 2002 became law and required significant accounting and corporate governance reform. This Act prohibits, with limited exceptions, publicly-traded companies from extending many types of personal loans to their directors or executive officers. This prohibition may be interpreted as applying to some arrangements for split-dollar life insurance policies for directors and executive officers of such companies, since such insurance may be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the Policy when used in a plan or arrangement that under the Treasury Regulations would be considered a tax shelter.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

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LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Certain of the proceedings we are involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Separate Account, our ability to meet our obligations under the Policies, or AIC's ability to perform its obligations. Nonetheless, given the large or indeterminate amounts sought in certain of these matters, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could from time to time, have a material adverse effect on any or all of the above.

HOW TO GET FINANCIAL STATEMENTS

Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT provision on the last page of this prospectus.

RULE 12h-7 EXEMPTION

Ameritas Life relies on the exemption provided by Rule 12h-7 to file reports under the Securities Exchange Act of 1934.

DISTRIBUTION OF THE POLICY

Our underwriter and affiliate, Ameritas Investment Corp., enters into contracts with its own registered representatives to sell Policies and with various broker-dealers ("Distributors") to distribute Policies through their representatives. Total commission paid for the Policies and other information about distribution compensation can be found in this Policy’s Statement of Additional Information ("SAI"). Instructions to obtain an SAI are on the last page of this prospectus. It is also fair for you to ask a representative about the commission they earn for the sale of a Policy. Information about compensation we pay helps you determine whether a representative may have an incentive to recommend our product over another. In addition to regularly scheduled commission, which is indirectly paid for by certain Policy charges, distribution compensation can include periodic cash incentives paid based upon sales goals. We may enter into special compensation or reimbursement arrangements with certain broker-dealers for, among other things, training of sales personnel, marketing or other services they provide to our affiliates or us. We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees and production incentive bonuses. The list of broker-dealers to whom we pay conference sponsorship fees (typically ranging from $5,000 to $25,000) and marketing support allowances may change from time to time. In calendar year 2015 we paid no conference sponsorship fees. Any additional compensation is paid out of our own assets and will not result in any additional direct charge to you.

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APPENDIX A: Optional Features

This Appendix is intended to provide only a very brief overview of additional benefits available to be added to your Policy by rider. Some of these features are only available at the time the Policy is issued, and may not be added later. For more information, contact your registered representative or us. Certain riders may not be available in all states. The cost for each rider, if any, is explained in the CHARGES section.

Accelerated Benefit Rider

This rider provides the ability to accelerate the death benefit to be a living benefit, allowing you to withdraw value from the Policy, as defined in the rider, in the event of diagnosis of terminal illness. The amount available as a living benefit is less than the total death benefit payable under the Policy.

Accidental Death Benefit Rider

This rider provides an additional death benefit, payable if the Insured's death results from certain accidental causes.

Accounting Benefit Rider ("ABR") *

This rider provides term insurance upon the Insured's life in addition to the Specified Amount of insurance coverage under the Policy.

Children's Insurance Rider

This rider provides term life insurance protection, as defined in the rider, for the Insured's children.

Guaranteed Insurability Rider

This rider guarantees that insurance coverage may be added at various option dates without evidence of insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

Insurance Exchange Rider

This rider provides the right to exchange the Policy for a new policy on the life of a substitute insured. Exercise of the right is subject to satisfactory evidence of insurability of the substitute insured. Costs associated with the new policy will vary. For purposes of calculating any Surrender Charges subsequently imposed on the policy acquired by exchange, we will take into account the number of Policy years that this Policy, and the policy acquired by exchange, have been in force. Exercise of this rider will result in a taxable exchange.

Paid-Up Insurance Benefit Endorsement

This endorsement protects your Policy from lapsing under certain conditions when your outstanding Policy Debt is large relative to your Account Value and Specified Amount.

Scheduled Increase Rider

This rider provides for automatic increases in the Specified Amount on each Annual Date, subject to the terms of the rider. The amount of the increase is specified in the rider. The Insured's rate class on the issue date of the rider will be the rate class of the scheduled increases. You cannot add this rider if you have chosen the cash value accumulation test as your tax qualification test.

Supplemental Coverage Rider ("SCR") *

This rider provides a supplemental death benefit that automatically adjusts over time to maintain the total death benefit coverage you select. For example, if your base death benefit (and any ABR term death benefit) decreases below the total death benefit, the SCR death benefit will increase to maintain the total death benefit amount.

Term Insurance Rider

This rider provides term insurance upon an individual other than the Insured.

Total Disability Benefit Rider

This rider provides that during periods of the Insured's total disability, as defined in the rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the cost of insurance charge for this rider. The Owner chooses the benefit level at the issue of the rider.

Waiver of Monthly Deduction Rider

This rider provides that during periods of the Insured's total disability, as defined in the rider, certain Policy charges and charges for any Policy riders will be waived.

* More information about the ABR and SCR riders is found in the Death Benefits section of this prospectus.

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DEFINED TERMS

Defined terms, other than "we, us, our," "you and your," are shown using initial capital letters in this prospectus.

Account Value / Accumulation Value / Policy Value means the sum of Net Premiums paid, minus partial withdrawals, minus Policy charges, plus interest credited to the Fixed Account and the loan account, adjusted for gains or losses in the Subaccounts. The Account Value is comprised of amounts in the Subaccounts, the Fixed Account, and the loan account.

Accumulation Unit means an accounting unit of measure used to calculate the Account Value allocated to a Subaccount of the Separate Account. It is similar to a share of a mutual fund.

Annual Date means the same date each year as the Policy Date.

Attained Age means the Issue Age plus the number of completed Policy years. With respect to any increase in Specified Amount, Attained Age means the Issue Age for the increase plus the number of complete years since the increase.

Business Day means each day that the New York Stock Exchange is open for trading.

Cash Surrender Value means the Account Value, minus the Surrender Charge, minus any Policy Debt.

Company, We, Us, Our, Ameritas Life means Ameritas Life Insurance Corp.

Fixed Account is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable Investment Options of the Separate Account. The Fixed Account is part of our general account.

Insured means the person shown on the Policy schedule upon whose life this Policy is issued.

Investment Options means collectively the Subaccounts and the Fixed Account. You may allocate Net Premiums and reallocate Account Value among the Investment Options.

Issue Age means the Insured’s age as of the birthday nearest to the Policy Date. With respect to any increase in Specified Amount, Issue Age means the Insured’s age as of the birthday nearest to the date of the increase.

Issue Date means the date on which the suicide and incontestability periods begin. If we have received the initial premium from you, the Issue Date will also be the date when you have life insurance coverage with us. If we have not received the initial premium from you, you WILL NOT have coverage until the date on which we receive the initial premium from you.

Minimum No-Lapse Premium means the amount that must be paid on a cumulative basis to keep this Policy in force during the minimum no-lapse period as shown on the Policy schedule.

Monthly Date means the same date of each month as the Policy Date.

Monthly Deduction means a charge made against the Account Value on each Monthly Date for the coverage provided by this Policy and any attached riders.

Net Amount at Risk means the death benefit on the Monthly Date, discounted at the Fixed Account minimum credited rate for one month, minus the Account Value on the Monthly Date, after the Monthly Deduction has been taken except for the cost of insurance.

Net Premium means the premium paid reduced by the premium charge, which will not exceed the maximum premium charge shown on the Policy schedule.

Planned Periodic Premium means a level premium you intend to pay at a fixed interval. The Planned Periodic Premium is shown on the Policy schedule.

Policy Date means the date from which Policy months, years and anniversaries are measured. The Policy Date will be determined by us unless you request a different Policy Date that we approve. If the Issue Date is after the Policy Date or we have not received the initial premium from you, you WILL NOT have life insurance coverage on the Policy Date.

Policy Debt means the sum of all unpaid Policy loans and accrued interest on Policy loans.

Pro-Rata means allocating a dollar amount among the Investment Options in proportion to the Account Value in those Investment Options.

Right to Examine Transfer Date means 13 days after the Issue Date, or if later, the date all requirements necessary to place the Policy in force are delivered to us.

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Specified Amount means a dollar amount used to determine the death benefit of your Policy. It is shown on the Policy schedule. You may increase or decrease it as provided in your Policy.

Subaccounts means the divisions within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio.

Surrender means termination of this Policy at your request for its Cash Surrender Value while the Insured is alive.

Surrender Charge means the charge subtracted from the Account Value on the Surrender of this Policy.

Written Notice means information we have received at Ameritas Life, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 O Street, Lincoln, NE 68510), fax 402-467-7335. A Written Notice must be signed by you, in good order, and on a form approved by or acceptable to us. Call us if you have questions about what form or information is required. When notice is permitted and sent to us by facsimile, we have the right to implement the request if the copied or facsimile signature appears to be a copy of your genuine original signature.

You, Your, Owner means the Owner as shown on the Policy schedule, unless changed. The Insured may or may not be the Owner.

Illustrations

Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, Investment Options and any optional features selected, how you plan to accumulate or access Account Value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Value and Account Value with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.

Statement of Additional Information; Registration Statement

A Statement of Additional Information ("SAI") dated May 1, 2016 contains other information about the Separate Account and the Policy. You may obtain a copy by calling our toll-free telephone number below. Within three Business Days after we receive your request for an SAI, we will send your copy, without charge, by first class mail or email. Information about the Separate Account (including the SAI), is available on the SEC's website ( www.sec.gov ), or can be reviewed and, for a fee, copied at or ordered from the SEC's Public Reference Room, 100 F Street NE, Washington, DC 20549-0102. (You may direct questions to the SEC at 202-942-8090.)

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Reports to You

We will send a statement to you at least annually showing your Policy's death benefit, Account Value and any Policy Debt. If your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account, the annual report will also be the only confirmation you have of premium payments and regular Monthly Deductions. We will confirm any other premium payments, Policy Debt, transfers between Investment Options, lapses, Surrender, partial withdrawals, and other Policy transactions as they occur. You will receive additional periodic reports that the SEC may require.

THANK YOU

for reviewing this prospectus. You should also review the fund prospectus for the portfolio underlying each Subaccount variable Investment Option you wish to select.

IF YOU HAVE QUESTIONS,

wish to request a Statement of Additional Information, or inquire about a Policy, including a personalized illustration (without charge), contact your sales representative, or write or telephone us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 82550

Lincoln, Nebraska 68501

or

5900 O Street

Lincoln, Nebraska 68510

Toll-Free Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax: 402-467-7923

Website: ameritas.com

REMEMBER, THE CORRECT FORM is important for us to process your Policy elections and changes accurately. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need.

© 2016 Ameritas Life Insurance Corp.	SEC Registration # 811-04473
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Statement of Additional Information: May 1, 2016
to accompany Policy Prospectuses dated May 1, 2016

Variable Life Insurance Policies
offered through
Ameritas Variable Separate Account V

TABLE OF CONTENTS	PAGE

Contacting Us. To have questions answered or to send additional premium, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 82550

Lincoln, Nebraska 68501

Or

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

GENERAL INFORMATION AND HISTORY	1
SERVICES

UNDERWRITER	2
DISTRIBUTION OF THE POLICY

MORE INFORMATION ON CHARGES	3

DISTRIBUTION OF MATERIALS	5

ADVERTISING	6
PERFORMANCE DATA
LICENSING AGREEMENT

FINANCIAL STATEMENTS	7

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 82550, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at ameritas.com, or by calling us at 800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.

GENERAL INFORMATION AND HISTORY

Ameritas Variable Separate Account V is a separate investment account of Ameritas Life Insurance Corp. ("Company, we, us, our, Ameritas Life"). We are engaged in the business of issuing life insurance and annuities, group dental, vision and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except New York). We are a stock life insurance company organized under the insurance laws of the State of Nebraska since 1887. We are wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company. AHC is wholly owned by Ameritas Mutual Holding Company ("Ameritas"), a Nebraska mutual insurance holding company. Ameritas is a diversified family of financial services businesses. For a complete list of the Ameritas companies and their products and services, visit the Ameritas website at ameritas.com. Each Ameritas company is solely responsible for its own financial condition and contractual obligations.

Services

Affiliates of Ameritas Life may provide administrative services to Ameritas Life relating to policies offered by its separate accounts, including Ameritas Variable Separate Account V (the "Registrant"). On January 1, 2011, Ameritas Life entered into an Amended and Restated General Administrative Services Agreement (the "Agreement"), under which administrative services relating to policies offered by the Ameritas Life separate accounts may be provided by affiliates of Ameritas Life. The parties to the Agreement are Ameritas Life, Ameritas Holding Company, Acacia Life Insurance Company, The Union Central Life Insurance Company, Ameritas Investment Partners, Inc., Ameritas Mortgage Funding, Inc., Ameritas Investment Corp., and Calvert Investments, Inc. All parties to the Agreement are wholly owned subsidiaries of Ameritas Mutual Holding Company ("AMHC") or have since been merged into or dissolved by wholly owned subsidiaries of AMHC. Ameritas Life made no payments for administrative services provided by affiliated companies in 2013, 2014 or 2015.

Ameritas Variable Separate Account V	SAI: 1	Statement of Additional Information

Ameritas Life entered into a Service Agreement dated May 1, 2010 with its affiliate, Ameritas Investment Partners, Inc. ("AIP"), for the purpose of AIP developing and providing ongoing evaluation and other services for the Asset Allocation Program available for the Policies. AIP no longer provides such services, and the relevant provisions of the Services Agreement were terminated on December 10, 2015. For past services AIP performed under this agreement for Ameritas Variable Separate Account V, Ameritas Life paid AIP the following amounts in the last three years:

YEAR:	2013	2014	2015
Ameritas Investment Partners, Inc.	$14,803	$15,707	$15,418

Matters of state and federal law pertaining to the policies have been reviewed by the Ameritas Life legal staff.

UNDERWRITER

Excel Performance VUL Policies are offered continuously and are distributed by Ameritas Investment Corp. (AIC), 5900 O Street, Lincoln, Nebraska 68510. Other Policies in Ameritas Variable Separate Account V were also distributed by AIC is a wholly owned subsidiary of ours. AIC enters into contracts with various broker-dealers (Distributors) to distribute Policies.

YEAR:	2013	2014	2015
Variable life insurance commission the Depositor paid to AIC that was paid to other broker-dealers and representatives (not kept by AIC).	$3,145,759	$2,558,533	$2,075,013
Variable life insurance compensation earned and kept by AIC.	$872	$275	$426
Fees the Depositor paid to AIC for variable life insurance Principal Underwriter services.	$251,731	$269,411	$201,139

DISTRIBUTION OF THE POLICY

Our underwriter, AIC, enters into contracts with various broker-dealers (Distributors) to distribute Policies. These Distributors are registered with the SEC and are members of the Financial Industry Regulatory Authority (FINRA). All persons selling the Policy must be registered representatives of the Distributors, and must also be licensed as insurance agents to sell variable insurance products.

Distribution Compensation for Currently Sold Products

Excel Performance VUL: We pay commissions for the sale of the Policies. If the Accounting Benefit Rider ("ABR") is not selected, the maximum commissions payable are: 105% of premiums up to the target premium and 4% of premiums above that amount paid in the first Policy Year; 4% of premium paid in Policy Years 2 through 10; and 2% of premium paid thereafter as a service fee. If the ABR is selected, the maximum commissions payable are: 105% of first-year premium allocated to the base Policy up to the base Policy target premium; 35% of first-year premium allocated to the ABR up to the ABR target premium; 4% of first-year premium in excess of the sum of the base and ABR target premiums; 25% of premium allocated to the ABR up to the ABR target premium in each of Policy Years 2 through 5; 4% of premium on any additional premium paid in each of Policy Years 2 through 5; 4% of premium paid in Policy Years 6 through 10; and 2% of premium paid thereafter as a service fee. The Supplemental Coverage Rider ("SCR") does not affect target premium and does not have premiums allocated to it. For an increase in specified amount, we will pay first-year commission on any increase in planned periodic premium that occurs during the Policy Year of the increase in specified amount. Substandard risks and riders, to the extent they affect target premiums, may result in additional compensation. We will pay agents commissions after the first year, called "trail" commissions, up to a maximum annual rate of 0.25% of unborrowed account value. Additional amounts may be paid and expenses may be reimbursed based on various factors. Other selling broker-dealers will share commissions and additional amounts received for sales of the Policies with their sales representatives involved in the sales in accordance with their rules and Policies for compensating sales representatives.

Distribution Compensation for Products No Longer Being Sold

Overture Applause!, Overture Applause! II, and Overture Encore!: During the first Policy Year, the commission may equal an amount up to 100% (105% for Encore!) of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium.

Ameritas Variable Separate Account V	SAI: 2	Statement of Additional Information

For Policy Years two through seven, the commission may equal an amount up to 4% (2% for Encore!) of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Overture Life SPVUL: During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Corporate Benefit VUL: During the first Policy Year, the commission may equal an amount up to 30% of premium in the first year and up to 12% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the sixth Policy Year.

Overture Viva!: Commission may equal an amount up to 140% of premium in the first year and up to 13% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.5% of the Policy value beginning in the fifth Policy Year.

Overture Bravo! : During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Overture Ovation!: During the first Policy Year, the commission may equal an amount up to 117% of the first year target premium paid plus the first year cost of any riders and 5% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Protector hVUL: Commission may equal an amount up to 105% of premium in the first year and up to 3% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Policy value beginning in the fifth Policy Year.

We pay commissions for the sale of the Policies. Because sales representatives of the Distributor are also insurance agents for other Ameritas Life Insurance Corp. products, as well as for Ameritas Life Insurance Corp. of New York ("Ameritas companies"), they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Ameritas companies offer. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from Ameritas companies for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, the Distributor's sales representatives who meet certain Ameritas companies productivity, persistency and length of service standards may be eligible for additional compensation. These benefits, programs or payments do not result in any additional charges under the Policy other than those described in the prospectus' CHARGES section.

MORE INFORMATION ON CHARGES

Waiver of Certain Charges

When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to State approval.

Ameritas Variable Separate Account V	SAI: 3	Statement of Additional Information

Underwriting Procedure

The Policy’s cost of insurance depends upon the insured’s sex, issue age, risk class, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. For the Excel Performance VUL and Protector hVUL, guaranteed cost of insurance rates are based on the gender-distinct, smoker-distinct 2001 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Tables. For all other Policies, the guaranteed cost of insurance rates are based on the insured’s attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states or in connection with certain employee benefit arrangements, are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

Actual charges made during the Policy Year will be shown in the annual report delivered to Policy owners.

Ameritas Variable Separate Account V	SAI: 4	Statement of Additional Information

DISTRIBUTION OF MATERIALS

We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box.

Ameritas Variable Separate Account V	SAI: 5	Statement of Additional Information

ADVERTISING

From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

PERFORMANCE DATA

From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment, limitations and risks.

Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from separate account assets. Some portfolio advisers have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy’s transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically annualized yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration, without charge, based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio’s expenses.

For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost.

LICENSING AGREEMENT

The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee ("Ameritas Life") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Ameritas Variable Separate Account V	SAI: 6	Statement of Additional Information

FINANCIAL STATEMENTS

The balance sheets – statutory basis of Ameritas Life Insurance Corp., a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of Ameritas Mutual Holding Company, as of December 31, 2015 and 2014, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2015 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of Ameritas Variable Separate Account V as of December 31, 2015, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 1601 Dodge Street, Suite 3100, Omaha, NE 68102.

Our financial statements bear only on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Ameritas Variable Separate Account V	SAI: 7	Statement of Additional Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Ameritas Life Insurance Corp.

Lincoln, Nebraska

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Variable Separate Account V (the "Account") as of December 31, 2015 and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of each of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting Ameritas Variable Separate Account V as of December 31, 2015, the results of their operations for the period then ended, the changes in their net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 8, 2016

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2015

ASSETS
INVESTMENTS AT FAIR VALUE:

Fidelity Variable Insurance Products (Fidelity):
Fidelity VIP Equity-Income Portfolio, Initial Class (Equity-Income IC) -
1,002,282.641 shares at $20.46 per share (cost $22,211,100)	$20,506,703
Fidelity VIP Equity-Income Portfolio, Service Class (Equity-Income SC) -
15,671.213 shares at $20.37 per share (cost $345,644)	319,223
Fidelity VIP Growth Portfolio, Initial Class (Growth IC) -
432,158.670 shares at $65.75 per share (cost $16,471,136)	28,414,433
Fidelity VIP Growth Portfolio, Service Class (Growth SC) -
11,583.539 shares at $65.57 per share (cost $452,742)	759,533
Fidelity VIP High Income Portfolio, Initial Class (High Income IC) -
2,065,000.165 shares at $4.95 per share (cost $11,691,550)	10,221,751
Fidelity VIP High Income Portfolio, Service Class (High Income SC) -
64,571.957 shares at $4.92 per share (cost $370,412)	317,694
Fidelity VIP Overseas Portfolio, Initial Class (Overseas IC) -
557,201.065 shares at $19.08 per share (cost $10,541,926)	10,631,396
Fidelity VIP Overseas Portfolio, Service Class (Overseas SC) -
10,139.464 shares at $19.00 per share (cost $184,576)	192,650
Fidelity VIP Asset Manager Portfolio, Initial Class (Asset Mgr. IC) -
780,356.264 shares at $15.76 per share (cost $12,069,710)	12,298,415
Fidelity VIP Asset Manager Portfolio, Service Class (Asset Mgr. SC) -
11,000.390 shares at $15.64 per share (cost $172,081)	172,046
Fidelity VIP Investment Grade Bond Portfolio, Initial Class (Inv. Bond IC) -
926,794.011 shares at $12.37 per share (cost $11,808,502)	11,464,442
Fidelity VIP Contrafund Portfolio, Initial Class (Contrafund IC) -
763,115.966 shares at $33.92 per share (cost $20,406,216)	25,884,894
Fidelity VIP Contrafund Portfolio, Service Class (Contrafund SC) -
32,384.589 shares at $33.79 per share (cost $892,565)	1,094,275
Fidelity VIP Asset Manager: Growth Portfolio, Initial Class (Asset Mgr. Gr. IC) -
113,900.986 shares at $18.91 per share (cost $1,596,804)	2,153,868
Fidelity VIP Asset Manager: Growth Portfolio, Service Class (Asset Mgr. Gr. SC) -
6,582.948 shares at $18.79 per share (cost $103,273)	123,694
Fidelity VIP Mid Cap Portfolio, Initial Class (Mid Cap IC) -
98,774.369 shares at $32.65 per share (cost $2,960,143)	3,224,983
Fidelity VIP Strategic Income Portfolio, Initial Class (Strategic IC) -
16,715.487 shares at $10.60 per share (cost $192,877)	177,184
Fidelity VIP Government Money Market Portfolio, Initial Class (Money Market) -
12,286,416.880 shares at $1.00 per share (cost $12,286,417)	12,286,417
The Alger Portfolios (Alger):
Alger Balanced Portfolio, Class I-2 (Balanced) -
345,756.088 shares at $14.39 per share (cost $4,387,734)	4,975,430

The accompanying notes are an integral part of these financial statements.

FS-3

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2015

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

The Alger Portfolios (Alger), continued:
Alger Capital Appreciation Portfolio, Class I-2 (Capital App) -
12,773.462 shares at $67.42 per share (cost $867,271)	$861,187
MFS Variable Insurance Trust (MFS):
MFS Utilities Series Portfolio, Initial Class (Utilities) -
336,097.406 shares at $25.56 per share (cost $8,416,843)	8,590,650
MFS New Discovery Series Portfolio, Initial Class (New Discovery) -
254,765.307 shares at $15.49 per share (cost $4,090,112)	3,946,315
MFS Total Return Series Portfolio, Initial Class (Total Return) -
45,226.888 shares at $22.60 per share (cost $926,811)	1,022,128
MFS Value Series Portfolio, Initial Class (Value) -
7,357.692 shares at $18.39 per share (cost $127,172)	135,308
MFS Variable Insurance Trust II (MFS):
MFS Strategic Income Portfolio, Initial Class (Strategic) -
191,758.478 shares at $9.25 per share (cost $1,921,322)	1,773,766
MFS Research International Portfolio, Initial Class (Research) -
452,937.660 shares at $13.85 per share (cost $6,995,258)	6,273,187
The Universal Institutional Funds, Inc. (Van Kampen):
UIF Emerging Markets Equity Portfolio, Class I (Emerging Markets) -
903,746.525 shares at $12.39 per share (cost $12,732,495)	11,197,419
UIF Global Strategist Portfolio, Class I (Intl. Magnum) -
178,345.004 shares at $9.39 per share (cost $1,916,259)	1,674,660
UIF U.S. Real Estate Portfolio, Class I (U.S. Real Estate) -
305,399.446 shares at $20.28 per share (cost $4,768,499)	6,193,501
Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
461,916.271 shares at $1.995 per share (cost $861,401)	921,523
Calvert VP SRI Mid Cap Growth Portfolio (Mid Cap) -
21,700.434 shares at $31.02 per share (cost $666,764)	673,147
American Century Investments (American Century):
American Century VP Income & Growth Fund Portfolio,
Class I (Income & Growth) -
1,367,500.832 shares at $8.57 per share (cost $11,314,604)	11,719,482
American Century VP Value Fund Portfolio, Class I (Value) -
8,390.190 shares at $8.85 per share (cost $55,690)	74,253
American Century VP Mid Cap Value Fund Portfolio, Class I (Mid Cap) -
160,359.316 shares at $18.39 per share (cost $2,748,071)	2,949,008
AIM Variable Insurance Funds (AIM):
Invesco V.I. International Growth Fund Portfolio, Series I (Intl. Growth) -
215,298.813 shares at $33.49 per share (cost $6,605,558)	7,210,357

The accompanying notes are an integral part of these financial statements.

FS-4

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2015

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

AIM Variable Insurance Funds (AIM), continued:
Invesco V.I. Global Real Estate Fund Portfolio, Series I (Global) -
444,773.837 shares at $16.36 per share (cost $6,331,943)	$7,276,500
Invesco V.I. Small Cap Equity Fund Portfolio, Series I (Small Cap) -
16,816.733 shares at $17.64 per share (cost $348,886)	296,647
Invesco V.I. Global Core Equity Fund Portfolio, Series I (Global Value) -
321,422.714 shares at $8.35 per share (cost $3,257,518)	2,683,880
Invesco V.I. Mid Cap Growth Fund Portfolio, Series I (Mid Cap Growth) -
266,408.116 shares at $5.38 per share (cost $1,253,137)	1,433,276
Calvert Variable Products, Inc. (Summit):
Calvert VP S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
300,520.395 shares at $91.52 per share (cost $20,956,172)	27,503,627
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I (Russell Small Cap) -
314,463.823 shares at $69.72 per share (cost $22,153,014)	21,924,418
Calvert VP Nasdaq 100 Index Portfolio (Nasdaq-100 Index) -
170,470.705 shares at $48.91 per share (cost $5,810,258)	8,337,722
Calvert VP EAFE International Index Portfolio, Class I (EAFE Intl.) -
154,582.112 shares at $76.87 per share (cost $11,165,157)	11,882,727
Calvert VP Natural Resources Portfolio (Natural Resources) -
135,320.246 shares at $32.12 per share (cost $6,317,515)	4,346,486
Calvert VP Investment Grade Bond Index Portfolio (Barclays) -
194,474.179 shares at $54.84 per share (cost $10,629,945)	10,664,964
Calvert VP S&P 500 Index Portfolio (S&P 500) -
395,924.865 shares at $112.07 per share (cost $33,998,458)	44,371,300
Calvert VP SRI Large Cap Value Portfolio (Zenith) -
322,984.627 shares at $82.63 per share (cost $18,944,710)	26,688,220
Calvert VP Volatility Managed Moderate Portfolio, Class F (Moderate) -
151,751.171 shares at $15.50 per share (cost $2,411,142)	2,352,143
Calvert VP Volatility Managed Growth Portfolio, Class F (Growth) -
49.172 shares at $15.82 per share (cost $816)	778
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F (Mod. Growth) -
178,158.846 shares at $15.65 per share (cost $2,954,895)	2,788,186
Third Avenue Variable Series Trust (Third Avenue):
Third Avenue Value Portfolio (Value) -
571,124.188 shares at $14.74 per share (cost $9,966,668)	8,418,371
Dreyfus Investment Portfolios (Dreyfus):
Dreyfus MidCap Stock Portfolio, Service Shares (MidCap) -
82,286.215 shares at $18.88 per share (cost $1,318,760)	1,553,564

The accompanying notes are an integral part of these financial statements.

FS-5

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2015

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Deutsche Variable Series II (Scudder):
Deutsche Small Mid Cap Value VIP Portfolio, Class A (Small Mid Value) -
65,940.734 shares at $15.97 per share (cost $904,476)	$1,053,074
Deutsche Global Growth VIP Portfolio, Class A (Thematic)-
30,996.069 shares at $10.81 per share (cost $298,194)	335,068
Deutsche Variable Series I (Scudder):
Deutsche Capital Growth VIP Portfolio, Class A (Capital Growth) -
1,327.099 shares at $28.22 per share (cost $33,396)	37,451
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I (Regency) -
27,148.430 shares at $15.85 per share (cost $428,939)	430,303
Neuberger Berman AMT Guardian Portfolio, Class I (Guardian) -
9,743.224 shares at $16.70 per share (cost $195,004)	162,712
T. Rowe Price Equity Series, Inc. (T. Rowe):
T. Rowe Price Blue Chip Growth Portfolio-II (Blue Chip) -
261,147.258 shares at $22.37 per share (cost $3,411,913)	5,841,864
T. Rowe Price Equity Income Portfolio-II (Equity Income) -
2,814.531 shares at $26.73 per share (cost $64,289)	75,232
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Franklin Income VIP Fund Portfolio, Class 2 (Income) -
8,490.154 shares at $14.20 per share (cost $130,968)	120,560
Templeton Global Bond VIP Fund Portfolio, Class 2 (Global Bond) -
229,534.144 shares at $15.80 per share (cost $4,215,406)	3,626,639
Ivy Funds Variable Insurance Portfolios (Ivy):
Ivy Funds VIP Science and Technology Portfolio (Science) -
13,543.671 shares at $22.9556 per share (cost $318,599)	310,903
PIMCO Variable Insurance Trust (Pimco):
PIMCO Total Return Portfolio, Administrative Class (Total Return) -
311,328.452 shares at $10.58 per share (cost $3,470,763)	3,293,855
PIMCO Low Duration Portfolio, Administrative Class (Low Duration) -
49,034.264 shares at $10.25 per share (cost $520,898)	502,601
Oppenheimer Variable Account Funds (Oppenheimer):
Oppenheimer Global Fund/VA Portfolio,
Non-Service Shares (Global Securities) -
13,200.386 shares at $38.00 per share (cost $476,259)	501,615

The accompanying notes are an integral part of these financial statements.

FS-6

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2015

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

ALPS Variable Investment Trust (Ibbotson):
Ibbotson Balanced ETF Asset Allocation Portfolio, Class II (Balanced) -
37,050.111 shares at $10.72 per share (cost $404,563)	$397,177
Ibbotson Growth ETF Asset Allocation Portfolio, Class II (Growth) -
25,777.923 shares at $10.53 per share (cost $264,905)	271,442
Ibbotson Income and Growth ETF Asset Allocation Portfolio, Class II (Income) -
32,596.137 shares at $10.57 per share (cost $361,021)	344,541

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$410,262,768

The accompanying notes are an integral part of these financial statements.

FS-7

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Equity-Income
	IC

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$689,306
Mortality and expense risk charge	(173,697)
Net investment income(loss)	515,609

Realized gain(loss) on investments:
Net realized gain distributions	2,106,220
Net realized gain(loss) on sale of fund shares	(2,270)
Net realized gain(loss)	2,103,950

Change in unrealized appreciation/depreciation	(3,660,122)

Net increase(decrease) in net assets resulting
from operations	$(1,040,563)

	Equity-Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$515,609	$477,710
Net realized gain(loss)	2,103,950	542,343
Net change in unrealized appreciation/depreciation	(3,660,122)	781,769
Net increase(decrease) in net assets resulting
from operations	(1,040,563)	1,801,822

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,147,261	1,268,028
Subaccounts transfers (including fixed account), net	(314,732)	(525,618)
Transfers for policyowner benefits and terminations	(1,553,509)	(1,468,877)
Policyowner maintenance charges	(1,348,603)	(1,417,190)
Net increase(decrease) from policyowner transactions	(2,069,583)	(2,143,657)

Total increase(decrease) in net assets	(3,110,146)	(341,835)
Net assets at beginning of period	23,616,849	23,958,684
Net assets at end of period	$20,506,703	$23,616,849

The accompanying notes are an integral part of these financial statements.

FS-8

Fidelity
Equity-Income
SC		Growth IC		Growth SC

2015		2015		2015

$10,455		$73,995		$1,298
(2,940)		(216,473)		(5,552)
7,515		(142,478)		(4,254)

36,899		902,781		24,380
(2,145)		1,275,522		41,912
34,754		2,178,303		66,292

(60,769)		(235,284)		(11,673)

$(18,500)		$1,800,541		$50,365

Equity-Income SC		Growth IC		Growth SC

2015	2014	2015	2014	2015	2014

$7,515	$7,448	$(142,478)	$(170,061)	$(4,254)	$(6,475)
34,754	11,909	2,178,303	1,172,551	66,292	50,259
(60,769)	11,181	(235,284)	1,893,098	(11,673)	35,754

(18,500)	30,538	1,800,541	2,895,588	50,365	79,538

15,074	13,381	1,415,617	1,483,600	23,509	35,528
(33,387)	29,618	(97,754)	(214,124)	9,523	8,928
(33,110)	(51,515)	(2,045,247)	(1,770,688)	(62,809)	(45,662)
(16,290)	(18,156)	(1,864,778)	(1,881,528)	(42,643)	(42,656)
(67,713)	(26,672)	(2,592,162)	(2,382,740)	(72,420)	(43,862)

(86,213)	3,866	(791,621)	512,848	(22,055)	35,676
405,436	401,570	29,206,054	28,693,206	781,588	745,912
$319,223	$405,436	$28,414,433	$29,206,054	$759,533	$781,588

FS-9

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	High Income
	IC

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$715,865
Mortality and expense risk charge	(90,417)
Net investment income(loss)	625,448

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(10,489)
Net realized gain(loss)	(10,489)

Change in unrealized appreciation/depreciation	(954,302)

Net increase(decrease) in net assets resulting
from operations	$(339,343)

	High Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$625,448	$670,568
Net realized gain(loss)	(10,489)	187,047
Net change in unrealized appreciation/depreciation	(954,302)	(742,871)
Net increase(decrease) in net assets resulting
from operations	(339,343)	114,744

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	977,354	1,257,958
Subaccounts transfers (including fixed account), net	(1,990,389)	(1,837,833)
Transfers for policyowner benefits and terminations	(831,992)	(959,600)
Policyowner maintenance charges	(806,822)	(960,713)
Net increase(decrease) from policyowner transactions	(2,651,849)	(2,500,188)

Total increase(decrease) in net assets	(2,991,192)	(2,385,444)
Net assets at beginning of period	13,212,943	15,598,387
Net assets at end of period	$10,221,751	$13,212,943

The accompanying notes are an integral part of these financial statements.

FS-10

Fidelity
High Income
SC		Overseas IC		Overseas SC

2015		2015		2015

$21,846		$149,025		$2,496
(2,965)		(82,310)		(1,659)
18,881		66,715		837

-		10,998		197
(2,316)		62,589		3,763
(2,316)		73,587		3,960

(30,366)		196,102		2,333

$(13,801)		$336,404		$7,130

High Income SC		Overseas IC		Overseas SC

2015	2014	2015	2014	2015	2014

$18,881	$18,240	$66,715	$68,004	$837	$823
(2,316)	1,522	73,587	50,495	3,960	1,638
(30,366)	(15,303)	196,102	(1,206,613)	2,333	(23,364)

(13,801)	4,459	336,404	(1,088,114)	7,130	(20,903)

19,761	20,400	632,716	676,186	9,321	12,013
(47,593)	(254,497)	67,387	91,285	(8,786)	(5,741)
-	(41,959)	(856,911)	(678,627)	(19,116)	-
(18,510)	(18,043)	(651,585)	(682,565)	(10,722)	(10,585)
(46,342)	(294,099)	(808,393)	(593,721)	(29,303)	(4,313)

(60,143)	(289,640)	(471,989)	(1,681,835)	(22,173)	(25,216)
377,837	667,477	11,103,385	12,785,220	214,823	240,039
$317,694	$377,837	$10,631,396	$11,103,385	$192,650	$214,823

FS-11

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Asset Mgr. IC

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$202,307
Mortality and expense risk charge	(90,880)
Net investment income(loss)	111,427

Realized gain(loss) on investments:
Net realized gain distributions	892,444
Net realized gain(loss) on sale of fund shares	83,148
Net realized gain(loss)	975,592

Change in unrealized appreciation/depreciation	(1,140,987)

Net increase(decrease) in net assets resulting
from operations	$(53,968)

	Asset Mgr. IC

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$111,427	$103,545
Net realized gain(loss)	975,592	737,128
Net change in unrealized appreciation/depreciation	(1,140,987)	(180,483)
Net increase(decrease) in net assets resulting
from operations	(53,968)	660,190

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	715,705	798,543
Subaccounts transfers (including fixed account), net	128,532	216,556
Transfers for policyowner benefits and terminations	(838,291)	(678,448)
Policyowner maintenance charges	(862,140)	(958,785)
Net increase(decrease) from policyowner transactions	(856,194)	(622,134)

Total increase(decrease) in net assets	(910,162)	38,056
Net assets at beginning of period	13,208,577	13,170,521
Net assets at end of period	$12,298,415	$13,208,577

The accompanying notes are an integral part of these financial statements.

FS-12

Fidelity

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2015		2015		2015

$2,596		$300,573		$278,313
(1,592)		(74,695)		(219,877)
1,004		225,878		58,436

13,874		6,172		2,682,666
3,280		11,544		1,368,718
17,154		17,716		4,051,384

(19,761)		(395,294)		(4,004,437)

$(1,603)		$(151,700)		$105,383

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2015	2014	2015	2014	2015	2014

$1,004	$563	$225,878	$111,545	$58,436	$51,798
17,154	21,709	17,716	8,995	4,051,384	1,744,238
(19,761)	(12,171)	(395,294)	282,593	(4,004,437)	1,426,715

(1,603)	10,101	(151,700)	403,133	105,383	3,222,751

10,316	10,394	917,171	585,701	1,757,226	2,014,142
67,587	50,977	4,396,556	(22,892)	(3,346,106)	(1,304,645)
(105,462)	(50,519)	(923,826)	(604,617)	(1,624,714)	(2,254,224)
(4,843)	(4,574)	(814,599)	(634,238)	(1,795,274)	(1,930,412)
(32,402)	6,278	3,575,302	(676,046)	(5,008,868)	(3,475,139)

(34,005)	16,379	3,423,602	(272,913)	(4,903,485)	(252,388)
206,051	189,672	8,040,840	8,313,753	30,788,379	31,040,767
$172,046	$206,051	$11,464,442	$8,040,840	$25,884,894	$30,788,379

FS-13

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Contrafund SC

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$10,952
Mortality and expense risk charge	(9,284)
Net investment income(loss)	1,668

Realized gain(loss) on investments:
Net realized gain distributions	112,298
Net realized gain(loss) on sale of fund shares	45,325
Net realized gain(loss)	157,623

Change in unrealized appreciation/depreciation	(158,878)

Net increase(decrease) in net assets resulting
from operations	$413

	Contrafund SC

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,668	$(542)
Net realized gain(loss)	157,623	64,950
Net change in unrealized appreciation/depreciation	(158,878)	65,008
Net increase(decrease) in net assets resulting
from operations	413	129,416

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	29,781	32,039
Subaccounts transfers (including fixed account), net	(70,050)	(30,955)
Transfers for policyowner benefits and terminations	(72,038)	(51,899)
Policyowner maintenance charges	(64,453)	(63,590)
Net increase(decrease) from policyowner transactions	(176,760)	(114,405)

Total increase(decrease) in net assets	(176,347)	15,011
Net assets at beginning of period	1,270,622	1,255,611
Net assets at end of period	$1,094,275	$1,270,622

The accompanying notes are an integral part of these financial statements.

FS-14

Fidelity
Asset Mgr.		Asset Mgr.
Gr. IC		Gr. SC		Mid Cap IC

2015		2015		2015

$27,049		$1,427		$17,075
(17,643)		(1,121)		(24,365)
9,406		306		(7,290)

1,352		78		397,249
69,084		518		45,858
70,436		596		443,107

(92,858)		(1,986)		(505,202)

$(13,016)		$(1,084)		$(69,385)

Asset Mgr. Gr. IC		Asset Mgr. Gr. SC		Mid Cap IC

2015	2014	2015	2014	2015	2014

$9,406	$6,304	$306	$(388)	$(7,290)	$(14,920)
70,436	90,613	596	15,725	443,107	162,130
(92,858)	23,889	(1,986)	(9,741)	(505,202)	31,367

(13,016)	120,806	(1,084)	5,596	(69,385)	178,577

136,779	151,263	2,102	2,102	467,036	430,317
(86,419)	42,280	52	57,929	(91,738)	(25,856)
(61,474)	(256,705)	-	(49,395)	(197,862)	(248,478)
(158,523)	(165,208)	(1,464)	(1,553)	(250,407)	(245,565)
(169,637)	(228,370)	690	9,083	(72,971)	(89,582)

(182,653)	(107,564)	(394)	14,679	(142,356)	88,995
2,336,521	2,444,085	124,088	109,409	3,367,339	3,278,344
$2,153,868	$2,336,521	$123,694	$124,088	$3,224,983	$3,367,339

FS-15

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Strategic IC

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$5,097
Mortality and expense risk charge	(1,245)
Net investment income(loss)	3,852

Realized gain(loss) on investments:
Net realized gain distributions	405
Net realized gain(loss) on sale of fund shares	(365)
Net realized gain(loss)	40

Change in unrealized appreciation/depreciation	(8,215)

Net increase(decrease) in net assets resulting
from operations	$(4,323)

	Strategic IC

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$3,852	$4,300
Net realized gain(loss)	40	1,841
Net change in unrealized appreciation/depreciation	(8,215)	(5,389)
Net increase(decrease) in net assets resulting
from operations	(4,323)	752

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	23,794	22,833
Subaccounts transfers (including fixed account), net	7,869	92,337
Transfers for policyowner benefits and terminations	(1,195)	-
Policyowner maintenance charges	(8,994)	(6,440)
Net increase(decrease) from policyowner transactions	21,474	108,730

Total increase(decrease) in net assets	17,151	109,482
Net assets at beginning of period	160,033	50,551
Net assets at end of period	$177,184	$160,033

The accompanying notes are an integral part of these financial statements.

FS-16

Fidelity		Alger

Money Market		Balanced		Capital App

2015		2015		2015

$3,152		$103,277		$713
(86,677)		(40,610)		(5,958)
(83,525)		62,667		(5,245)

-		-		94,582
-		91,451		13,121
-		91,451		107,703

-		(116,202)		(61,296)

$(83,525)		$37,916		$41,162

Money Market		Balanced		Capital App

2015	2014	2015	2014	2015	2014

$(83,525)	$(91,567)	$62,667	$62,314	$(5,245)	$(3,423)
-	-	91,451	57,830	107,703	115,778
-	-	(116,202)	308,281	(61,296)	(38,906)

(83,525)	(91,567)	37,916	428,425	41,162	73,449

1,745,889	2,353,874	356,532	414,710	297,163	191,576
3,696,470	1,916,253	(7,494)	(48,734)	(113,428)	(16,098)
(3,461,928)	(3,799,944)	(424,277)	(309,074)	(9,136)	(1,776)
(1,281,008)	(1,421,982)	(363,448)	(369,894)	(56,365)	(39,665)
699,423	(951,799)	(438,687)	(312,992)	118,234	134,037

615,898	(1,043,366)	(400,771)	115,433	159,396	207,486
11,670,519	12,713,885	5,376,201	5,260,768	701,791	494,305
$12,286,417	$11,670,519	$4,975,430	$5,376,201	$861,187	$701,791

FS-17

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Utilities

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$430,316
Mortality and expense risk charge	(79,930)
Net investment income(loss)	350,386

Realized gain(loss) on investments:
Net realized gain distributions	710,651
Net realized gain(loss) on sale of fund shares	375,031
Net realized gain(loss)	1,085,682

Change in unrealized appreciation/depreciation	(3,018,968)

Net increase(decrease) in net assets resulting
from operations	$(1,582,900)

	Utilities

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$350,386	$155,066
Net realized gain(loss)	1,085,682	924,234
Net change in unrealized appreciation/depreciation	(3,018,968)	253,673
Net increase(decrease) in net assets resulting
from operations	(1,582,900)	1,332,973

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	619,905	632,396
Subaccounts transfers (including fixed account), net	(365,336)	(135,790)
Transfers for policyowner benefits and terminations	(953,293)	(862,409)
Policyowner maintenance charges	(721,856)	(794,138)
Net increase(decrease) from policyowner transactions	(1,420,580)	(1,159,941)

Total increase(decrease) in net assets	(3,003,480)	173,032
Net assets at beginning of period	11,594,130	11,421,098
Net assets at end of period	$8,590,650	$11,594,130

The accompanying notes are an integral part of these financial statements.

FS-18

MFS
New
Discovery		Total Return		Value

2015		2015		2015

$-		$27,589		$3,526
(31,797)		(7,612)		(1,012)
(31,797)		19,977		2,514

133,965		39,247		8,850
23,886		18,644		1,552
157,851		57,891		10,402

(235,710)		(88,853)		(15,472)

$(109,656)		$(10,985)		$(2,556)

New Discovery		Total Return		Value

2015	2014	2015	2014	2015	2014

$(31,797)	$(35,318)	$19,977	$11,774	$2,514	$948
157,851	1,105,201	57,891	34,842	10,402	4,479
(235,710)	(1,505,421)	(88,853)	28,131	(15,472)	5,092

(109,656)	(435,538)	(10,985)	74,747	(2,556)	10,519

213,623	236,378	94,851	98,899	40,036	37,695
119,271	(390,296)	(53,778)	126,712	(22,669)	(2,710)
(256,707)	(393,311)	(12,830)	(13,842)	-	-
(242,473)	(257,157)	(72,150)	(63,426)	(7,294)	(6,637)
(166,286)	(804,386)	(43,907)	148,343	10,073	28,348

(275,942)	(1,239,924)	(54,892)	223,090	7,517	38,867
4,222,257	5,462,181	1,077,020	853,930	127,791	88,924
$3,946,315	$4,222,257	$1,022,128	$1,077,020	$135,308	$127,791

FS-19

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Strategic

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$111,539
Mortality and expense risk charge	(15,091)
Net investment income(loss)	96,448

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(7,757)
Net realized gain(loss)	(7,757)

Change in unrealized appreciation/depreciation	(136,140)

Net increase(decrease) in net assets resulting
from operations	$(47,449)

	Strategic

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$96,448	$53,109
Net realized gain(loss)	(7,757)	1,799
Net change in unrealized appreciation/depreciation	(136,140)	(1,304)
Net increase(decrease) in net assets resulting
from operations	(47,449)	53,604

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	140,714	143,715
Subaccounts transfers (including fixed account), net	(78,874)	(19,670)
Transfers for policyowner benefits and terminations	(173,070)	(99,254)
Policyowner maintenance charges	(150,608)	(159,275)
Net increase(decrease) from policyowner transactions	(261,838)	(134,484)

Total increase(decrease) in net assets	(309,287)	(80,880)
Net assets at beginning of period	2,083,053	2,163,933
Net assets at end of period	$1,773,766	$2,083,053

The accompanying notes are an integral part of these financial statements.

FS-20

MFS		Van Kampen
		Emerging
Research		Markets		Intl. Magnum

2015		2015		2015

$129,424		$108,839		$30,328
(36,440)		(105,858)		(14,421)
92,984		2,981		15,907

54,370		-		14,242
6,600		154,672		(18,961)
60,970		154,672		(4,719)

(722,070)		(1,344,141)		(141,897)

$(568,116)		$(1,186,488)		$(130,709)

Research		Emerging Markets		Intl. Magnum

2015	2014	2015	2014	2015	2014

$92,984	$-	$2,981	$(60,031)	$15,907	$843
60,970	-	154,672	45,561	(4,719)	177,651
(722,070)	-	(1,344,141)	(939,188)	(141,897)	(148,213)

(568,116)	-	(1,186,488)	(953,658)	(130,709)	30,281

579,110	-	1,510,113	1,947,366	111,051	123,607
6,992,908	-	(4,323,140)	2,100,132	(77,140)	(19,592)
(372,158)	-	(979,236)	(1,190,146)	(155,398)	(115,530)
(358,557)	-	(1,018,863)	(1,236,963)	(100,187)	(115,150)
6,841,303	-	(4,811,126)	1,620,389	(221,674)	(126,665)

6,273,187	-	(5,997,614)	666,731	(352,383)	(96,384)
-	-	17,195,033	16,528,302	2,027,043	2,123,427
$6,273,187	$-	$11,197,419	$17,195,033	$1,674,660	$2,027,043

FS-21

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Van Kampen
	U.S. Real
	Estate

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$87,174
Mortality and expense risk charge	(49,718)
Net investment income(loss)	37,456

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	261,534
Net realized gain(loss)	261,534

Change in unrealized appreciation/depreciation	(212,392)

Net increase(decrease) in net assets resulting
from operations	$86,598

	U.S. Real Estate

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$37,456	$42,381
Net realized gain(loss)	261,534	218,192
Net change in unrealized appreciation/depreciation	(212,392)	1,342,425
Net increase(decrease) in net assets resulting
from operations	86,598	1,602,998

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	363,112	375,775
Subaccounts transfers (including fixed account), net	(366,778)	331,865
Transfers for policyowner benefits and terminations	(445,702)	(556,042)
Policyowner maintenance charges	(450,342)	(431,711)
Net increase(decrease) from policyowner transactions	(899,710)	(280,113)

Total increase(decrease) in net assets	(813,112)	1,322,885
Net assets at beginning of period	7,006,613	5,683,728
Net assets at end of period	$6,193,501	$7,006,613

The accompanying notes are an integral part of these financial statements.

FS-22

Calvert				American Century
				Income &
Balanced		Mid Cap		Growth

2015		2015		2015

$1,116		$-		$207,098
(7,335)		(5,994)		(66,339)
(6,219)		(5,994)		140,759

4,015		22,741		476,249
7,775		17,560		75,796
11,790		40,301		552,045

(33,635)		(55,091)		(1,475,233)

$(28,064)		$(20,784)		$(782,429)

Balanced		Mid Cap		Income & Growth

2015	2014	2015	2014	2015	2014

$(6,219)	$7,986	$(5,994)	$(6,431)	$140,759	$73,638
11,790	81,013	40,301	188,980	552,045	149,333
(33,635)	(10,274)	(55,091)	(124,644)	(1,475,233)	400,223

(28,064)	78,725	(20,784)	57,905	(782,429)	623,194

81,243	83,689	1,222	1,256	934,533	364,300
(8,194)	125,120	(10,187)	8,976	7,046,731	64,271
(23,989)	(33,903)	(70,451)	(74,268)	(661,970)	(302,055)
(74,417)	(71,710)	(50,204)	(52,892)	(637,408)	(334,747)
(25,357)	103,196	(129,620)	(116,928)	6,681,886	(208,231)

(53,421)	181,921	(150,404)	(59,023)	5,899,457	414,963
974,944	793,023	823,551	882,574	5,820,025	5,405,062
$921,523	$974,944	$673,147	$823,551	$11,719,482	$5,820,025

FS-23

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	American Century

	Value

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$6,175
Mortality and expense risk charge	(2,483)
Net investment income(loss)	3,692

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	80,776
Net realized gain(loss)	80,776

Change in unrealized appreciation/depreciation	(96,991)

Net increase(decrease) in net assets resulting
from operations	$(12,523)

	Value

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$3,692	$3,051
Net realized gain(loss)	80,776	7,014
Net change in unrealized appreciation/depreciation	(96,991)	31,898
Net increase(decrease) in net assets resulting
from operations	(12,523)	41,963

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	3,866	13,771
Subaccounts transfers (including fixed account), net	3,156	1,153
Transfers for policyowner benefits and terminations	(286,873)	(14,422)
Policyowner maintenance charges	(11,641)	(12,897)
Net increase(decrease) from policyowner transactions	(291,492)	(12,395)

Total increase(decrease) in net assets	(304,015)	29,568
Net assets at beginning of period	378,268	348,700
Net assets at end of period	$74,253	$378,268

The accompanying notes are an integral part of these financial statements.

FS-24

American Century		AIM
		Intl.
Mid Cap		Growth		Global

2015		2015		2015

$50,312		$113,268		$265,050
(22,064)		(53,935)		(52,586)
28,248		59,333		212,464

135,708		-		-
34,392		89,222		156,255
170,100		89,222		156,255

(263,124)		(360,422)		(530,577)

$(64,776)		$(211,867)		$(161,858)

Mid Cap		Intl. Growth		Global

2015	2014	2015	2014	2015	2014

$28,248	$8,874	$59,333	$69,619	$212,464	$61,250
170,100	99,558	89,222	43,323	156,255	315,552
(263,124)	182,560	(360,422)	(179,936)	(530,577)	656,709

(64,776)	290,992	(211,867)	(66,994)	(161,858)	1,033,511

367,456	249,718	924,361	903,415	892,295	910,835
39,734	1,593,575	(105,564)	1,110,148	105,085	(1,347,314)
(126,285)	(73,838)	(423,852)	(368,396)	(449,679)	(414,588)
(229,285)	(153,128)	(535,870)	(510,326)	(457,770)	(581,950)
51,620	1,616,327	(140,925)	1,134,841	89,931	(1,433,017)

(13,156)	1,907,319	(352,792)	1,067,847	(71,927)	(399,506)
2,962,164	1,054,845	7,563,149	6,495,302	7,348,427	7,747,933
$2,949,008	$2,962,164	$7,210,357	$7,563,149	$7,276,500	$7,348,427

FS-25

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	AIM

	Small Cap

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(1,985)
Net investment income(loss)	(1,985)

Realized gain(loss) on investments:
Net realized gain distributions	61,578
Net realized gain(loss) on sale of fund shares	(3,457)
Net realized gain(loss)	58,121

Change in unrealized appreciation/depreciation	(77,752)

Net increase(decrease) in net assets resulting
from operations	$(21,616)

	Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(1,985)	$(1,258)
Net realized gain(loss)	58,121	19,373
Net change in unrealized appreciation/depreciation	(77,752)	(12,691)
Net increase(decrease) in net assets resulting
from operations	(21,616)	5,424

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	99,234	50,016
Subaccounts transfers (including fixed account), net	32,167	16,158
Transfers for policyowner benefits and terminations	(9,022)	(1,333)
Policyowner maintenance charges	(20,336)	(13,343)
Net increase(decrease) from policyowner transactions	102,043	51,498

Total increase(decrease) in net assets	80,427	56,922
Net assets at beginning of period	216,220	159,298
Net assets at end of period	$296,647	$216,220

The accompanying notes are an integral part of these financial statements.

FS-26

AIM				Summit
		Mid Cap		S&P
Global Value		Growth		MidCap

2015		2015		2015

$38,751		$-		$26,635
(21,685)		(11,879)		(227,361)
17,066		(11,879)		(200,726)

100,178		127,216		467,225
(47,133)		114,972		896,365
53,045		242,188		1,363,590

(124,658)		(226,887)		(2,109,241)

$(54,547)		$3,422		$(946,377)

Global Value		Mid Cap Growth		S&P MidCap

2015	2014	2015	2014	2015	2014

$17,066	$37,756	$(11,879)	$(10,560)	$(200,726)	$60,960
53,045	(57,793)	242,188	43,597	1,363,590	3,500,164
(124,658)	22,033	(226,887)	65,964	(2,109,241)	(1,075,118)

(54,547)	1,996	3,422	99,001	(946,377)	2,486,006

204,263	240,302	92,963	87,681	1,985,602	2,080,396
(145,489)	31,980	59,181	35,076	(342,224)	(868,398)
(141,355)	(418,486)	(138,102)	(75,665)	(2,137,785)	(2,002,860)
(184,844)	(194,693)	(88,456)	(77,702)	(1,842,516)	(1,869,948)
(267,425)	(340,897)	(74,414)	(30,610)	(2,336,923)	(2,660,810)

(321,972)	(338,901)	(70,992)	68,391	(3,283,300)	(174,804)
3,005,852	3,344,753	1,504,268	1,435,877	30,786,927	30,961,731
$2,683,880	$3,005,852	$1,433,276	$1,504,268	$27,503,627	$30,786,927

FS-27

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit
	Russell
	Small Cap

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$35,293
Mortality and expense risk charge	(182,179)
Net investment income(loss)	(146,886)

Realized gain(loss) on investments:
Net realized gain distributions	641,650
Net realized gain(loss) on sale of fund shares	198,822
Net realized gain(loss)	840,472

Change in unrealized appreciation/depreciation	(2,060,592)

Net increase(decrease) in net assets resulting
from operations	$(1,367,006)

	Russell Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(146,886)	$(18,473)
Net realized gain(loss)	840,472	3,323,149
Net change in unrealized appreciation/depreciation	(2,060,592)	(2,059,782)
Net increase(decrease) in net assets resulting
from operations	(1,367,006)	1,244,894

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,762,040	1,623,164
Subaccounts transfers (including fixed account), net	(831,965)	11,631,874
Transfers for policyowner benefits and terminations	(1,562,599)	(1,210,983)
Policyowner maintenance charges	(1,470,249)	(1,307,384)
Net increase(decrease) from policyowner transactions	(2,102,773)	10,736,671

Total increase(decrease) in net assets	(3,469,779)	11,981,565
Net assets at beginning of period	25,394,197	13,412,632
Net assets at end of period	$21,924,418	$25,394,197

The accompanying notes are an integral part of these financial statements.

FS-28

Summit
Nasdaq-100				Natural
Index		EAFE Intl.		Resources

2015		2015		2015

$4,340		$31,607		$15,323
(59,383)		(88,194)		(38,312)
(55,043)		(56,587)		(22,989)

135,253		-		8,474
437,052		94,554		(302,348)
572,305		94,554		(293,874)

111,456		(304,088)		(1,087,834)

$628,718		$(266,121)		$(1,404,697)

Nasdaq-100 Index		EAFE Intl.		Natural Resources

2015	2014	2015	2014	2015	2014

$(55,043)	$33,523	$(56,587)	$236,020	$(22,989)	$(42,246)
572,305	1,258,279	94,554	57,881	(293,874)	55,976
111,456	(73,065)	(304,088)	(1,254,242)	(1,087,834)	(1,075,040)

628,718	1,218,737	(266,121)	(960,341)	(1,404,697)	(1,061,310)

685,074	650,507	1,630,847	1,517,436	697,620	883,058
249,790	(377,637)	143,931	2,673,488	(238,619)	98,647
(575,860)	(429,048)	(739,929)	(646,781)	(434,065)	(405,974)
(515,071)	(462,439)	(863,464)	(804,831)	(406,409)	(505,505)
(156,067)	(618,617)	171,385	2,739,312	(381,473)	70,226

472,651	600,120	(94,736)	1,778,971	(1,786,170)	(991,084)
7,865,071	7,264,951	11,977,463	10,198,492	6,132,656	7,123,740
$8,337,722	$7,865,071	$11,882,727	$11,977,463	$4,346,486	$6,132,656

FS-29

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Barclays

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$15,806
Mortality and expense risk charge	(74,721)
Net investment income(loss)	(58,915)

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	15,817
Net realized gain(loss)	15,817

Change in unrealized appreciation/depreciation	(24,197)

Net increase(decrease) in net assets resulting
from operations	$(67,295)

	Barclays

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(58,915)	$169,110
Net realized gain(loss)	15,817	42,165
Net change in unrealized appreciation/depreciation	(24,197)	228,876
Net increase(decrease) in net assets resulting
from operations	(67,295)	440,151

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,053,451	878,210
Subaccounts transfers (including fixed account), net	1,549,247	1,776,826
Transfers for policyowner benefits and terminations	(604,868)	(518,091)
Policyowner maintenance charges	(757,234)	(624,340)
Net increase(decrease) from policyowner transactions	1,240,596	1,512,605

Total increase(decrease) in net assets	1,173,301	1,952,756
Net assets at beginning of period	9,491,663	7,538,907
Net assets at end of period	$10,664,964	$9,491,663

The accompanying notes are an integral part of these financial statements.

FS-30

Summit

S&P 500		Zenith		Moderate

2015		2015		2015

$83,027		$55,192		$32,165
(337,017)		(246,459)		(17,713)
(253,990)		(191,267)		14,452

748,900		1,251,230		14,914
900,008		3,541,210		2,523
1,648,908		4,792,440		17,437

(1,355,700)		(6,591,285)		(80,542)

$39,218		$(1,990,112)		$(48,653)

S&P 500		Zenith		Moderate

2015	2014	2015	2014	2015	2014

$(253,990)	$363,206	$(191,267)	$257,190	$14,452	$14,934
1,648,908	4,710,314	4,792,440	5,434,079	17,437	16,783
(1,355,700)	(116,567)	(6,591,285)	(2,809,546)	(80,542)	21,542

39,218	4,956,953	(1,990,112)	2,881,723	(48,653)	53,259

3,606,926	3,336,627	2,147,654	2,798,335	271,979	180,579
2,763,982	35,290	(6,522,686)	(935,452)	2,576	2,425,675
(3,119,025)	(2,421,746)	(1,984,628)	(2,485,869)	(164,190)	(87,523)
(2,942,507)	(2,780,540)	(2,192,893)	(2,546,445)	(180,237)	(101,322)
309,376	(1,830,369)	(8,552,553)	(3,169,431)	(69,872)	2,417,409

348,594	3,126,584	(10,542,665)	(287,708)	(118,525)	2,470,668
44,022,706	40,896,122	37,230,885	37,518,593	2,470,668	-
$44,371,300	$44,022,706	$26,688,220	$37,230,885	$2,352,143	$2,470,668

FS-31

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	Growth

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$9
Mortality and expense risk charge	(2)
Net investment income(loss)	7

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(2)
Net realized gain(loss)	(2)

Change in unrealized appreciation/depreciation	(37)

Net increase(decrease) in net assets resulting
from operations	$(32)

	Growth

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$7	$-
Net realized gain(loss)	(2)	-
Net change in unrealized appreciation/depreciation	(37)	-
Net increase(decrease) in net assets resulting
from operations	(32)	-

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	-	-
Subaccounts transfers (including fixed account), net	856	-
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(46)	-
Net increase(decrease) from policyowner transactions	810	-

Total increase(decrease) in net assets	778	-
Net assets at beginning of period	-	-
Net assets at end of period	$778	$-

The accompanying notes are an integral part of these financial statements.

FS-32

Summit		Third Avenue		Dreyfus

Mod. Growth		Value		MidCap

2015		2015		2015

$27,444		$324,041		$7,947
(11,150)		(70,859)		(12,741)
16,294		253,182		(4,794)

4,307		-		283,633
(5,745)		(154,436)		59,732
(1,438)		(154,436)		343,365

(166,710)		(1,031,009)		(391,930)

$(151,854)		$(932,263)		$(53,359)

Mod. Growth		Value		MidCap

2015	2014	2015	2014	2015	2014

$16,294	$-	$253,182	$234,051	$(4,794)	$599
(1,438)	-	(154,436)	(47,161)	343,365	129,276
(166,710)	-	(1,031,009)	200,953	(391,930)	57,975

(151,854)	-	(932,263)	387,843	(53,359)	187,850

241,184	-	829,329	984,076	94,072	97,642
2,919,852	-	(157,222)	(173,505)	(82,562)	(127,662)
(94,017)	-	(940,398)	(698,971)	(132,337)	(89,418)
(126,979)	-	(724,835)	(818,401)	(100,788)	(106,125)
2,940,040	-	(993,126)	(706,801)	(221,615)	(225,563)

2,788,186	-	(1,925,389)	(318,958)	(274,974)	(37,713)
-	-	10,343,760	10,662,718	1,828,538	1,866,251
$2,788,186	$-	$8,418,371	$10,343,760	$1,553,564	$1,828,538

FS-33

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Scudder
	Small
	Mid Value

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,335
Mortality and expense risk charge	(8,308)
Net investment income(loss)	(4,973)

Realized gain(loss) on investments:
Net realized gain distributions	95,813
Net realized gain(loss) on sale of fund shares	92,224
Net realized gain(loss)	188,037

Change in unrealized appreciation/depreciation	(212,594)

Net increase(decrease) in net assets resulting
from operations	$(29,530)

	Small Mid Value

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(4,973)	$10,104
Net realized gain(loss)	188,037	760,065
Net change in unrealized appreciation/depreciation	(212,594)	(666,629)
Net increase(decrease) in net assets resulting
from operations	(29,530)	103,540

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	144,835	204,238
Subaccounts transfers (including fixed account), net	31,755	(2,178,819)
Transfers for policyowner benefits and terminations	(145,317)	(87,702)
Policyowner maintenance charges	(61,957)	(131,861)
Net increase(decrease) from policyowner transactions	(30,684)	(2,194,144)

Total increase(decrease) in net assets	(60,214)	(2,090,604)
Net assets at beginning of period	1,113,288	3,203,892
Net assets at end of period	$1,053,074	$1,113,288

The accompanying notes are an integral part of these financial statements.

FS-34

Scudder				Neuberger Berman
		Capital
Thematic		Growth		Regency

2015		2015		2015

$2,759		$220		$4,423
(2,550)		(237)		(4,307)
209		(17)		116

-		4,079		13,180
13,259		1,498		26,309
13,259		5,577		39,489

(21,482)		(3,057)		(94,542)

$(8,014)		$2,503		$(54,937)

Thematic		Capital Growth		Regency

2015	2014	2015	2014	2015	2014

$209	$834	$(17)	$(24)	$116	$1,846
13,259	8,226	5,577	1,670	39,489	30,261
(21,482)	(12,062)	(3,057)	1,428	(94,542)	30,780

(8,014)	(3,002)	2,503	3,074	(54,937)	62,887

19,813	21,668	4,886	4,907	70,453	54,631
6,815	50,829	4,131	1,113	15,256	54,016
(12,124)	(4,004)	(1,013)	(448)	(142,280)	(3,485)
(13,319)	(25,067)	(2,345)	(2,178)	(55,789)	(33,890)
1,185	43,426	5,659	3,394	(112,360)	71,272

(6,829)	40,424	8,162	6,468	(167,297)	134,159
341,897	301,473	29,289	22,821	597,600	463,441
$335,068	$341,897	$37,451	$29,289	$430,303	$597,600

FS-35

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Neuberger Berman

	Guardian

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,201
Mortality and expense risk charge	(1,108)
Net investment income(loss)	93

Realized gain(loss) on investments:
Net realized gain distributions	41,912
Net realized gain(loss) on sale of fund shares	210
Net realized gain(loss)	42,122

Change in unrealized appreciation/depreciation	(51,480)

Net increase(decrease) in net assets resulting
from operations	$(9,265)

	Guardian

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$93	$(292)
Net realized gain(loss)	42,122	23,685
Net change in unrealized appreciation/depreciation	(51,480)	(12,064)
Net increase(decrease) in net assets resulting
from operations	(9,265)	11,329

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	27,759	28,627
Subaccounts transfers (including fixed account), net	(292)	(1,720)
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(7,620)	(7,384)
Net increase(decrease) from policyowner transactions	19,847	19,523

Total increase(decrease) in net assets	10,582	30,852
Net assets at beginning of period	152,130	121,278
Net assets at end of period	$162,712	$152,130

The accompanying notes are an integral part of these financial statements.

FS-36

T. Rowe				Franklin Templeton
		Equity
Blue Chip		Income		Income

2015		2015		2015

$-		$1,234		$5,312
(39,889)		(536)		(798)
(39,889)		698		4,514

-		1,696		-
410,350		1,136		(27)
410,350		2,832		(27)

147,171		(9,697)		(14,094)

$517,632		$(6,167)		$(9,607)

Blue Chip		Equity Income		Income

2015	2014	2015	2014	2015	2014

$(39,889)	$(38,813)	$698	$589	$4,514	$3,651
410,350	617,359	2,832	742	(27)	280
147,171	(174,224)	(9,697)	3,177	(14,094)	(1,717)

517,632	404,322	(6,167)	4,508	(9,607)	2,214

700,806	645,788	14,763	12,777	40,901	41,485
299,616	(1,079,577)	(740)	734	346	15
(465,692)	(250,298)	(2,580)	(217)	(40)	(1,220)
(405,400)	(383,454)	(6,537)	(6,291)	(9,016)	(8,804)
129,330	(1,067,541)	4,906	7,003	32,191	31,476

646,962	(663,219)	(1,261)	11,511	22,584	33,690
5,194,902	5,858,121	76,493	64,982	97,976	64,286
$5,841,864	$5,194,902	$75,232	$76,493	$120,560	$97,976

FS-37

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Franklin Templeton

	Global Bond

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$320,255
Mortality and expense risk charge	(28,580)
Net investment income(loss)	291,675

Realized gain(loss) on investments:
Net realized gain distributions	20,800
Net realized gain(loss) on sale of fund shares	(60,414)
Net realized gain(loss)	(39,614)

Change in unrealized appreciation/depreciation	(447,419)

Net increase(decrease) in net assets resulting
from operations	$(195,358)

	Global Bond

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$291,675	$85,273
Net realized gain(loss)	(39,614)	(3,856)
Net change in unrealized appreciation/depreciation	(447,419)	(141,349)
Net increase(decrease) in net assets resulting
from operations	(195,358)	(59,932)

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	474,779	353,946
Subaccounts transfers (including fixed account), net	(371,682)	4,317,214
Transfers for policyowner benefits and terminations	(262,612)	(146,884)
Policyowner maintenance charges	(297,052)	(185,780)
Net increase(decrease) from policyowner transactions	(456,567)	4,338,496

Total increase(decrease) in net assets	(651,925)	4,278,564
Net assets at beginning of period	4,278,564	-
Net assets at end of period	$3,626,639	$4,278,564

The accompanying notes are an integral part of these financial statements.

FS-38

Ivy		Pimco
		Total		Low
Science		Return		Duration

2015		2015		2015

$-		$219,516		$17,047
(2,139)		(41,190)		(3,485)
(2,139)		178,326		13,562

17,799		35,633		-
832		(2,053)		(1,290)
18,631		33,580		(1,290)

(28,415)		(202,131)		(14,389)

$(11,923)		$9,775		$(2,117)

Science		Total Return		Low Duration

2015	2014	2015	2014	2015	2014

$(2,139)	$(1,323)	$178,326	$131,848	$13,562	$1,304
18,631	14,634	33,580	3,702	(1,290)	(79)
(28,415)	(10,609)	(202,131)	182,202	(14,389)	(3,907)

(11,923)	2,702	9,775	317,752	(2,117)	(2,682)

94,440	50,698	434,207	877,365	52,740	37,823
8,639	88,787	(4,776,046)	(673,916)	71,331	464,278
(13,353)	(1,159)	(633,226)	(398,924)	(40,273)	(11,491)
(23,371)	(13,842)	(367,690)	(610,938)	(43,348)	(23,660)
66,355	124,484	(5,342,755)	(806,413)	40,450	466,950

54,432	127,186	(5,332,980)	(488,661)	38,333	464,268
256,471	129,285	8,626,835	9,115,496	464,268	-
$310,903	$256,471	$3,293,855	$8,626,835	$502,601	$464,268

FS-39

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Oppenheimer
	Global
	Securities

	2015
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$5,745
Mortality and expense risk charge	(3,124)
Net investment income(loss)	2,621

Realized gain(loss) on investments:
Net realized gain distributions	28,644
Net realized gain(loss) on sale of fund shares	642
Net realized gain(loss)	29,286

Change in unrealized appreciation/depreciation	(25,475)

Net increase(decrease) in net assets resulting
from operations	$6,432

	Global Securities

STATEMENTS OF CHANGES IN NET ASSETS	2015	2014
Increase(decrease) in net assets from operations:
Net investment income(loss)	$2,621	$1,274
Net realized gain(loss)	29,286	17,538
Net change in unrealized appreciation/depreciation	(25,475)	(14,103)
Net increase(decrease) in net assets resulting
from operations	6,432	4,709

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	172,581	98,789
Subaccounts transfers (including fixed account), net	5,509	2,590
Transfers for policyowner benefits and terminations	(3,972)	(1,672)
Policyowner maintenance charges	(32,867)	(23,239)
Net increase(decrease) from policyowner transactions	141,251	76,468

Total increase(decrease) in net assets	147,683	81,177
Net assets at beginning of period	353,932	272,755
Net assets at end of period	$501,615	$353,932

The accompanying notes are an integral part of these financial statements.

FS-40

Ibbotson

Balanced		Growth		Income

2015		2015		2015

$5,866		$3,585		$5,337
(2,965)		(2,053)		(2,412)
2,901		1,532		2,925

10,975		4,124		13,318
2,805		4,799		1,368
13,780		8,923		14,686

(28,187)		(18,765)		(25,093)

$(11,506)		$(8,310)		$(7,482)

Balanced		Growth		Income

2015	2014	2015	2014	2015	2014

$2,901	$1,349	$1,532	$733	$2,925	$1,402
13,780	20,482	8,923	2,834	14,686	6,674
(28,187)	(2,317)	(18,765)	6,781	(25,093)	(127)

(11,506)	19,514	(8,310)	10,348	(7,482)	7,949

23,929	16,460	22,829	19,189	9,396	9,555
24,131	18,537	32,377	16,711	58,878	51,251
(7,661)	(196,545)	(25,563)	(16,098)	(21,751)	(173)
(45,539)	(43,551)	(26,287)	(25,218)	(18,089)	(16,162)
(5,140)	(205,099)	3,356	(5,416)	28,434	44,471

(16,646)	(185,585)	(4,954)	4,932	20,952	52,420
413,823	599,408	276,396	271,464	323,589	271,169
$397,177	$413,823	$271,442	$276,396	$344,541	$323,589

FS-41

AMERITAS VARIABLE SEPARATE ACCOUNT V NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2015 AND 2014
1.	ORGANIZATION

Ameritas Variable Separate Account V (the "Account") began operations during 1987 as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2015, there are sixty-eight subaccounts available within the Account listed as follows:

Fidelity Management & Research	Massachusetts Financial Services
Company (Advisor)	Company
Fidelity (Fund Series short cite)	MFS
*Equity-Income IC (Subaccount short cite)	*Utilities
*Equity-Income SC	*New Discovery
*Growth IC	*Total Return
*Growth SC	*Value
*High Income IC	*Strategic
*High Income SC	(Commenced August 16, 2013)
*Overseas IC	*Research
*Overseas SC	(Commenced March 27, 2015)
*Asset Mgr. IC
*Asset Mgr. SC	Morgan Stanley Investment
*Inv. Bond IC	Management Inc.
*Contrafund IC	Van Kampen
*Contrafund SC	*Emerging Markets
*Asset Mgr. Gr. IC	*Intl. Magnum (formerly UIF Global Tactical
*Asset Mgr. Gr. SC	Asset Allocation Portfolio, Class I)
*Mid Cap IC	*U.S. Real Estate
*Strategic IC
*Money Market (formerly Fidelity VIP	Calvert Investment Management, Inc.
Money Market Portfolio, Initial Class)	(See Note 3)
(Commenced September 12, 2013)	Calvert
*Balanced
Fred Alger Management, Inc.	*Mid Cap
Alger
*Balanced
*Capital App

FS-42

1. ORGANIZATION, continued

American Century Investment	Neuberger Berman Management LLC
Management, Inc.	Neuberger Berman
American Century	*Regency
*Income & Growth	*Guardian
*Value
*Mid Cap	T. Rowe Price Associates, Inc.
T. Rowe
Invesco Advisers, Inc.	*Blue Chip
AIM	*Equity Income
*Intl. Growth
*Global	Franklin Advisers, Inc.
*Small Cap	Franklin Templeton
*Global Value	*Income
*Mid Cap Growth	*Global Bond
(Commenced April 27, 2012)	(Commenced March 7, 2014)

Calvert Investment Management, Inc.	Waddell & Reed Investment
(See Note 3)	Management Company
Summit	Ivy
*S&P MidCap	*Science
*Russell Small Cap
*Nasdaq-100 Index	Pacific Investment Management
*EAFE Intl.	Company LLC
*Natural Resources	Pimco
*Barclays	*Total Return
*S&P 500	*Low Duration
*Zenith	(Commenced May 1, 2014)
*Moderate
(Commenced May 1, 2014)	OFI Global Asset Management, Inc.
*Growth	Oppenheimer
(Commenced April 27, 2015)	*Global Securities
*Mod. Growth
(Commenced May 1, 2015)	ALPS Advisors, Inc.
Ibbotson (formerly ALPS Variable Investors
Third Avenue Management LLC	Trust)
Third Avenue	*Balanced
*Value	(Commenced April 29, 2011)
*Growth
The Dreyfus Corporation	(Commenced April 29, 2011)
Dreyfus	*Income
*MidCap	(Commenced April 29, 2011)

Deutsche Investment Management
Americas Inc.
Scudder
*Small Mid Value
*Thematic
*Capital Growth

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-43

2.	BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FS-44

2.	BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

3.	RELATED PARTIES

Affiliates of the Company provided management, administrative and investment advisory services for the Calvert and Summit subaccounts for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2015 and 2014, as follows:

	Investment Advisory Fee %	Management/ Administrative Fee %
Calvert:
Balanced	.410	.275
Mid Cap	.650	.250
Summit:
S&P MidCap	.300	.100
Russell Small Cap	.350	.100
Nasdaq-100 Index	.350	.100
EAFE Intl.	.560	.100
Natural Resources	.550	.100
Barclays	.300	.100
S&P 500.250		.100
Zenith	.640	.100
Moderate	.420	.100
Growth	.420	.100
Mod. Growth	.420	.100

FS-45

4.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2015 were as follows:

	Purchases	Sales
Fidelity:
Equity-Income IC	$3,178,646	$2,626,399
Equity-Income SC	59,203	82,503
Growth IC	1,236,791	3,068,650
Growth SC	50,507	102,802
High Income IC	1,985,272	4,011,672
High Income SC	35,888	63,348
Overseas IC	531,925	1,262,605
Overseas SC	22,052	50,322
Asset Mgr. IC	1,473,147	1,325,470
Asset Mgr. SC	136,543	154,068
Inv. Bond IC	5,324,382	1,517,030
Contrafund IC	3,191,549	5,459,315
Contrafund SC	150,473	213,267
Asset Mgr. Gr. IC	80,983	239,862
Asset Mgr. Gr. SC	3,660	2,587
Mid Cap IC	667,189	350,199
Strategic IC	36,279	10,548
Money Market	5,654,124	5,038,226

Alger:
Balanced	272,428	648,447
Capital App	335,749	128,178

MFS:
Utilities	1,379,824	1,739,367
New Discovery	495,097	559,216
Total Return	142,409	127,092
Value	47,488	26,052
Strategic	182,417	347,807
Research	7,718,676	730,018

Van Kampen:
Emerging Markets	904,993	5,713,138
Intl. Magnum	91,870	283,396
U.S. Real Estate	277,962	1,140,217

Calvert:
Balanced	53,908	81,469
Mid Cap	22,801	135,675

FS-46

4.	PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
American Century:
Income & Growth	$8,083,943	$785,049
Value	11,275	299,075
Mid Cap	592,822	377,245

AIM:
Intl. Growth	560,432	642,023
Global	1,149,676	847,280
Small Cap	187,137	25,501
Global Value	205,804	355,985
Mid Cap Growth	550,941	510,018

Summit:
S&P MidCap	1,029,475	3,099,899
Russell Small Cap	1,006,433	2,614,442
Nasdaq-100 Index	1,320,293	1,396,150
EAFE Intl.	863,396	748,598
Natural Resources	1,179,912	1,575,900
Barclays	2,489,024	1,307,342
S&P 500	4,342,604	3,538,317
Zenith	1,522,594	9,015,183
Moderate	221,261	261,767
Growth	860	42
Mod. Growth	3,081,130	120,489

Third Avenue:
Value	738,708	1,478,652

Dreyfus:
MidCap	349,675	292,451

Scudder:
Small Mid Value	443,727	383,571
Thematic	86,927	85,533
Capital Growth	20,614	10,892

Neuberger Berman:
Regency	165,078	264,142
Guardian	64,426	2,574

T. Rowe:
Blue Chip	1,034,256	944,815
Equity Income	12,461	5,160

Franklin Templeton:
Income	38,080	1,375
Global Bond	523,867	667,959

FS-47

4.	PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Ivy:
Science	$123,843	$41,829

Pimco:
Total Return	802,716	5,931,512
Low Duration	159,353	105,341

Oppenheimer:
Global Securities	181,670	9,153

Ibbotson:
Balanced	61,453	52,718
Growth	59,173	50,161
Income	79,983	35,307

5.	FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2015, these fees range between .45 percent and 1.20 percent (annualized) of net assets, depending on the product selected. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $16 per policy monthly, depending on the product selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including the policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date, however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-48

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity:
Equity-Income IC
2015	34.18	84.91	451,554	20,506,703	3.09	0.65	1.20	(5.11)	(4.58)
2014	35.83	89.48	469,109	23,616,849	2.81	0.65	1.20	7.42	8.02
2013	33.17	83.30	482,267	23,958,684	2.47	0.65	1.20	26.62	27.32
2012	26.05	65.79	490,067	20,333,421	3.09	0.65	1.20	15.90	16.55
2011	22.35	56.76	519,049	19,151,567	2.43	0.65	1.20	(0.23)	0.32

Equity-Income SC
2015	23.96	47.82	8,697	319,223	2.79	0.45	0.90	(4.95)	(4.52)
2014	25.09	50.30	8,509	405,436	2.75	0.45	0.90	7.68	7.91
2013	40.62	46.72	8,716	401,570	2.40	0.90	0.90	26.87	26.87
2012	32.02	36.82	9,150	332,428	2.80	0.90	0.90	16.14	16.14
2011	27.57	31.71	11,158	348,740	2.17	0.90	0.90	(0.04)	(0.04)

Growth IC
2015	67.18	109.23	367,181	28,414,433	0.25	0.65	1.20	5.90	6.48
2014	63.09	103.15	384,886	29,206,054	0.18	0.65	1.20	9.97	10.58
2013	57.06	93.80	394,495	28,693,206	0.29	0.65	1.20	34.71	35.46
2012	42.12	69.63	411,173	23,285,348	0.59	0.65	1.20	13.31	13.94
2011	36.97	61.45	427,356	22,365,318	0.36	0.65	1.20	(0.99)	(0.44)

Growth SC
2015	67.48	74.07	11,222	759,533	0.16	0.45	0.90	6.10	6.57
2014	63.32	69.82	11,558	781,588	0.09	0.45	0.90	2.92	10.19
2013	54.38	63.36	12,101	745,912	0.19	0.90	0.90	34.99	34.99
2012	40.28	46.94	12,281	560,536	0.50	0.90	0.90	13.52	13.52
2011	35.49	41.35	12,918	519,276	0.26	0.90	0.90	(0.75)	(0.75)

High Income IC
2015	9.31	45.31	851,702	10,221,751	5.84	0.65	1.20	(4.78)	(4.25)
2014	9.73	47.58	1,024,448	13,212,943	5.24	0.65	1.20	(0.05)	0.50
2013	9.68	47.61	1,113,944	15,598,387	6.02	0.65	1.20	4.68	5.26
2012	9.19	45.48	1,052,709	14,935,813	6.18	0.65	1.20	12.86	13.49
2011	8.10	40.30	932,959	11,904,939	7.63	0.65	1.20	2.79	3.36

High Income SC
2015	5.58	16.83	25,950	317,694	6.12	0.45	0.90	(4.62)	(4.19)
2014	5.83	17.64	24,012	377,837	5.13	0.45	0.90	(2.07)	0.17
2013	14.74	17.61	37,898	667,477	8.32	0.90	0.90	4.67	4.93
2012	14.09	16.79	41,336	693,840	7.80	0.90	0.90	13.03	13.17
2011	12.46	14.83	24,908	369,404	7.52	0.90	0.90	2.95	3.00

FS-49

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Overseas IC
2015	24.42	36.83	374,785	10,631,396	1.33	0.65	1.20	2.39	2.96
2014	23.72	35.97	394,994	11,103,385	1.33	0.65	1.20	(9.17)	(8.67)
2013	25.97	39.61	369,213	12,785,220	1.37	0.65	1.20	28.88	29.59
2012	20.04	30.73	390,045	10,796,994	1.97	0.65	1.20	19.29	19.96
2011	16.71	25.76	409,685	9,677,074	1.37	0.65	1.20	(18.15)	(17.70)

Overseas SC
2015	19.43	31.83	8,462	192,650	1.19	0.45	0.90	2.57	3.03
2014	18.86	31.04	7,841	214,823	1.26	0.45	0.90	(8.98)	0.70
2013	27.46	34.10	7,765	240,039	1.22	0.90	0.90	29.21	29.21
2012	21.25	26.39	7,635	182,859	1.89	0.90	0.90	19.46	19.46
2011	17.79	22.09	7,390	149,101	1.06	0.90	0.90	(17.97)	(17.97)

Asset Mgr. IC
2015	22.81	46.86	488,479	12,298,415	1.55	0.65	1.20	(1.05)	(0.51)
2014	22.92	47.35	494,847	13,208,577	1.51	0.65	1.20	4.57	5.15
2013	21.80	45.29	447,250	13,170,521	1.56	0.65	1.20	14.33	14.96
2012	18.96	39.61	418,871	12,500,880	1.50	0.65	1.20	11.13	11.75
2011	16.97	35.64	410,759	12,638,800	1.91	0.65	1.20	(3.72)	(3.19)

Asset Mgr. SC
2015	17.31	30.11	8,279	172,046	1.25	0.45	0.90	(0.87)	(0.42)
2014	17.39	30.37	7,245	206,051	1.11	0.45	0.90	3.93	4.74
2013	24.87	29.00	6,939	189,672	1.48	0.90	0.90	14.50	14.50
2012	21.72	25.33	7,024	168,354	1.47	0.90	0.90	11.42	11.42
2011	19.49	22.73	6,644	143,745	1.80	0.90	0.90	(3.56)	(3.56)

Inv. Bond IC
2015	12.93	32.24	562,644	11,464,442	2.97	0.45	1.20	(1.78)	(1.04)
2014	13.06	32.82	359,410	8,040,840	2.13	0.45	1.20	(0.04)	4.57
2013	16.49	31.39	373,532	8,313,753	2.27	0.65	1.20	(2.95)	(2.41)
2012	16.90	32.34	404,865	9,615,222	2.23	0.65	1.20	4.63	5.21
2011	16.06	30.91	438,893	10,190,837	3.08	0.65	1.20	6.06	6.64

Contrafund IC
2015	53.19	68.05	413,473	25,884,894	0.97	0.65	1.20	(0.53)	0.02
2014	53.17	68.41	492,908	30,788,379	0.94	0.65	1.20	10.61	11.22
2013	47.81	61.85	547,343	31,040,767	1.06	0.65	1.20	29.72	30.44
2012	36.65	47.68	588,487	26,244,486	1.41	0.65	1.20	15.02	15.66
2011	31.69	41.45	536,506	21,570,520	0.97	0.65	1.20	(3.69)	(3.15)

FS-50

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Contrafund SC
2015	38.30	64.42	22,253	1,094,275	0.90	0.45	0.90	(0.34)	0.11
2014	38.25	64.64	20,031	1,270,622	0.85	0.45	0.90	5.50	10.82
2013	49.70	58.33	21,714	1,255,611	1.00	0.90	0.90	29.97	29.97
2012	38.24	44.88	22,241	989,733	1.31	0.90	0.90	15.26	15.26
2011	33.17	38.93	21,433	825,844	0.87	0.90	0.90	(3.51)	(3.50)

Asset Mgr. Gr. IC
2015	19.96	30.12	78,560	2,153,868	1.19	0.65	1.20	(1.11)	(0.56)
2014	20.07	30.46	83,460	2,336,521	1.05	0.65	1.20	4.61	5.19
2013	19.08	29.12	86,848	2,444,085	1.02	0.65	1.20	20.95	21.62
2012	15.69	24.07	92,137	2,196,851	1.40	0.65	1.20	14.07	14.70
2011	13.68	21.10	102,733	2,126,009	1.55	0.65	1.20	(7.29)	(6.78)

Asset Mgr. Gr. SC
2015	19.12	25.72	4,892	123,694	1.11	0.45	0.90	(0.92)	(0.48)
2014	19.22	25.96	4,866	124,088	0.68	0.45	0.90	4.81	5.58
2013	24.77	24.77	4,417	109,409	0.92	0.90	0.90	21.24	21.24
2012	20.43	20.43	4,361	89,094	1.34	0.90	0.90	14.30	14.30
2011	17.87	17.87	4,278	76,456	1.55	0.90	0.90	(7.10)	(7.10)

Mid Cap IC
2015	37.35	45.88	68,145	3,224,983	0.50	0.45	0.90	(2.27)	(1.82)
2014	38.04	46.94	69,792	3,367,339	0.26	0.45	0.90	(0.16)	5.33
2013	44.57	45.14	71,507	3,278,344	0.44	0.65	0.90	35.01	35.35
2012	33.01	33.35	104,223	3,524,824	0.71	0.65	0.90	13.80	14.09
2011	29.01	29.23	83,047	2,475,338	0.23	0.65	0.90	(11.39)	(11.19)

Strategic IC
2015	15.23	15.23	11,631	177,184	2.86	0.70	0.70	(2.31)	(2.31)
2014	15.59	15.59	10,262	160,033	6.49	0.70	0.70	2.88	2.88
2013	15.16	15.16	3,335	50,551	4.95	0.70	0.70	(0.41)	(0.41)
2012	15.22	15.22	2,256	34,338	4.60	0.70	0.70	9.73	9.73
2011	13.87	13.87	1,190	16,505	6.86	0.70	0.70	3.94	3.94

Money Market
2015	0.98	1.00	12,493,565	12,286,417	0.03	0.45	1.20	(1.17)	(0.42)
2014	0.99	1.00	11,782,200	11,670,519	0.01	0.45	1.20	(1.18)	(0.08)
2013	1.00	1.00	12,738,197	12,713,885	-	0.65	1.20	(0.15)	(0.15)
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-

FS-51

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Alger:
Balanced
2015	14.90	43.24	195,796	4,975,430	1.99	0.45	1.20	0.26	1.01
2014	14.75	43.13	199,249	5,376,201	1.99	0.45	1.20	3.94	8.13
2013	13.91	39.89	207,208	5,260,768	1.22	0.65	1.20	13.90	14.53
2012	12.15	35.02	208,866	4,837,345	1.39	0.65	1.20	4.96	5.54
2011	11.51	33.37	224,982	5,067,936	2.80	0.65	1.20	(1.16)	(0.62)

Capital App
2015	96.01	96.01	8,969	861,187	0.08	0.70	0.70	5.45	5.45
2014	91.05	91.05	7,708	701,791	0.11	0.70	0.70	12.96	12.96
2013	80.60	80.60	6,133	494,305	0.44	0.70	0.70	34.25	34.25
2012	60.04	60.04	4,343	260,730	1.16	0.70	0.70	17.47	17.47
2011	51.11	51.11	3,020	154,347	0.10	0.70	0.70	(0.99)	(0.99)

MFS:
Utilities
2015	28.88	69.13	149,815	8,590,650	4.13	0.45	1.20	(15.54)	(14.90)
2014	33.93	81.85	163,816	11,594,130	2.08	0.45	1.20	1.83	11.39
2013	39.90	73.48	177,456	11,421,098	2.31	0.65	1.20	19.08	19.74
2012	33.33	61.71	193,085	10,709,348	6.76	0.65	1.20	12.12	12.75
2011	29.56	55.03	215,061	10,719,729	3.21	0.65	1.20	5.51	6.10

New Discovery
2015	15.95	30.36	131,506	3,946,315	-	0.45	1.20	(3.06)	(1.67)
2014	25.32	31.32	131,871	4,222,257	-	0.65	1.20	(8.36)	(7.86)
2013	27.48	34.17	156,405	5,462,181	-	0.65	1.20	39.83	40.61
2012	19.54	24.44	159,054	4,017,704	-	0.65	1.20	19.77	20.44
2011	16.22	20.40	163,857	3,459,667	-	0.65	1.20	(11.34)	(10.85)

Total Return
2015	24.10	27.39	37,540	1,022,128	2.58	0.45	0.90	(1.26)	(0.82)
2014	24.30	27.74	39,025	1,077,020	1.91	0.45	0.90	0.20	7.53
2013	24.29	25.80	33,310	853,930	1.88	0.65	0.90	17.98	18.28
2012	20.54	21.87	24,190	529,229	2.83	0.65	0.90	9.31	10.25
2011	19.83	19.88	23,644	469,552	2.61	0.70	0.90	0.86	1.07

Value
2015	21.97	21.97	6,158	135,308	2.43	0.70	0.70	(1.43)	(1.43)
2014	22.29	22.29	5,733	127,791	1.59	0.70	0.70	9.74	9.74
2013	20.31	20.31	4,378	88,924	1.24	0.70	0.70	34.94	34.94
2012	15.05	15.05	1,888	28,421	1.62	0.70	0.70	15.45	15.45
2011	13.04	13.04	1,525	19,876	1.54	0.70	0.70	(0.99)	(0.99)

FS-52

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
MFS, continued:
Strategic
2015	9.77	10.19	172,440	1,773,766	5.71	0.45	1.20	(3.02)	(2.30)
2014	10.00	10.50	197,194	2,083,053	3.22	0.45	1.20	(0.98)	2.04
2013	10.29	10.31	209,914	2,163,933	3.15	0.65	1.20	2.21	2.42
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-

Research
2015	14.18	14.23	441,867	6,273,187	1.93	0.45	0.90	(8.78)	(8.46)
2014	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-

Van Kampen:
Emerging Markets
2015	12.42	20.76	622,335	11,197,419	0.75	0.45	1.20	(11.76)	(11.09)
2014	13.97	23.53	841,245	17,195,033	0.39	0.45	1.20	(5.63)	(3.94)
2013	19.85	24.93	748,465	16,528,302	1.20	0.65	1.20	(2.21)	(1.66)
2012	20.19	25.49	686,662	15,906,051	-	0.65	1.20	18.51	19.17
2011	16.94	21.51	677,987	13,497,684	0.43	0.65	1.20	(19.19)	(18.75)

Intl. Magnum
2015	9.58	15.45	109,193	1,674,660	1.64	0.45	1.20	(7.51)	(6.81)
2014	10.28	16.71	120,398	2,027,043	0.83	0.45	1.20	(0.80)	0.94
2013	11.22	16.55	124,918	2,123,427	0.11	0.65	1.20	14.56	15.20
2012	9.74	14.45	131,201	1,968,042	2.10	0.65	1.20	12.48	13.10
2011	8.61	12.84	136,801	1,824,719	1.29	0.65	1.20	(4.83)	(4.28)

U.S. Real Estate
2015	20.45	50.51	128,088	6,193,501	1.34	0.45	1.20	0.95	1.72
2014	20.11	50.04	144,085	7,006,613	1.43	0.45	1.20	7.19	28.18
2013	27.57	39.04	146,514	5,683,728	1.08	0.65	1.20	0.84	1.39
2012	27.19	38.71	158,565	6,133,195	0.87	0.65	1.20	14.45	15.08
2011	23.63	33.83	181,408	6,113,636	0.83	0.65	1.20	4.66	5.24

Calvert:
Balanced
2015	2.00	2.95	291,864	921,523	0.12	0.45	1.20	(3.68)	(3.36)
2014	2.45	3.06	299,439	974,944	1.61	0.65	1.20	8.29	8.89
2013	2.25	2.82	262,184	793,023	1.12	0.65	1.20	16.60	17.24
2012	1.92	2.42	258,798	669,599	1.17	0.65	1.20	4.41	9.19
2011	2.22	2.44	286,702	678,817	1.28	0.70	1.20	3.32	3.82

FS-53

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Calvert, continued:
Mid Cap
2015	51.82	52.80	12,354	673,147	-	0.65	1.20	(4.43)	(3.90)
2014	53.93	55.24	14,532	823,551	-	0.65	1.20	6.80	7.39
2013	50.22	51.73	16,689	882,574	-	0.65	1.20	28.35	29.06
2012	38.91	40.30	19,043	782,089	-	0.65	1.20	15.35	16.01
2011	33.54	34.94	21,646	767,378	-	0.65	1.20	1.11	1.18

American Century:
Income & Growth
2015	9.53	12.29	991,029	11,719,482	2.23	0.45	0.90	(6.47)	(6.04)
2014	10.15	13.14	439,310	5,820,025	2.05	0.45	0.90	6.01	11.50
2013	10.11	11.79	453,846	5,405,062	2.22	0.65	0.90	34.60	34.94
2012	7.49	8.76	473,706	4,223,138	2.11	0.65	0.90	13.71	14.00
2011	6.57	7.70	486,229	3,811,076	1.56	0.65	0.90	2.19	2.45

Value
2015	15.91	15.91	4,668	74,253	1.75	0.70	0.70	(4.55)	(4.55)
2014	16.67	16.67	22,696	378,268	1.54	0.70	0.70	12.29	12.29
2013	14.84	14.84	23,494	348,700	1.65	0.70	0.70	30.81	30.81
2012	11.35	11.35	23,028	261,281	1.92	0.70	0.70	13.77	13.77
2011	9.97	9.97	22,824	227,622	2.03	0.70	0.70	0.31	0.31

Mid Cap
2015	19.49	24.48	120,411	2,949,008	1.64	0.45	0.90	(2.32)	(1.87)
2014	19.87	25.06	118,013	2,962,164	1.16	0.45	0.90	2.35	15.38
2013	20.84	21.72	48,852	1,054,845	1.22	0.65	0.90	28.95	29.27
2012	16.12	16.84	47,182	790,843	2.01	0.65	0.90	15.28	15.57
2011	13.95	14.61	50,931	742,523	1.34	0.65	0.90	(1.58)	(0.91)

AIM:
Intl. Growth
2015	33.89	35.99	199,703	7,210,357	1.49	0.45	0.90	(3.22)	(2.78)
2014	34.85	37.18	202,866	7,563,149	1.69	0.45	0.90	(3.08)	(0.57)
2013	36.12	37.39	173,381	6,495,302	1.24	0.65	0.90	17.95	18.24
2012	30.55	31.70	178,078	5,652,662	1.49	0.65	0.90	14.49	14.78
2011	26.61	27.69	172,176	4,770,801	0.35	0.65	0.90	(7.13)	(6.66)

Global
2015	16.90	18.67	385,373	7,276,500	3.57	0.45	0.90	(2.36)	(1.92)
2014	17.23	19.12	380,666	7,348,427	1.51	0.45	0.90	(0.10)	13.59
2013	16.83	17.04	456,710	7,747,933	4.05	0.65	0.90	1.79	2.05
2012	16.53	16.70	367,911	6,119,869	0.61	0.65	0.90	26.97	27.29
2011	13.02	13.12	304,923	3,987,292	5.24	0.65	0.90	(7.32)	(7.11)

FS-54

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM, continued:
Small Cap
2015	23.69	23.69	12,520	296,647	-	0.70	0.70	(6.18)	(6.18)
2014	25.25	25.25	8,562	216,220	-	0.70	0.70	1.65	1.65
2013	24.84	24.84	6,412	159,298	0.01	0.70	0.70	36.51	36.51
2012	18.20	18.20	3,008	54,736	-	0.70	0.70	13.10	13.10
2011	16.09	16.09	2,948	47,445	-	0.70	0.70	(1.42)	(1.42)

Global Value
2015	8.78	18.56	157,490	2,683,880	1.33	0.45	1.20	(2.60)	(1.38)
2014	9.72	19.06	167,954	3,005,852	1.95	0.65	1.20	(0.51)	0.04
2013	9.72	19.16	181,721	3,344,753	1.95	0.65	1.20	21.04	21.71
2012	7.99	15.83	184,419	2,856,703	2.52	0.65	1.20	12.38	13.01
2011	7.07	14.08	185,540	2,565,812	3.32	0.65	1.20	(11.95)	(11.46)

Mid Cap Growth
2015	5.68	5.82	250,519	1,433,276	-	0.45	0.90	0.29	0.78
2014	5.67	5.77	264,390	1,504,268	-	0.45	0.90	7.07	13.45
2013	5.29	5.31	270,665	1,435,877	0.44	0.65	0.90	35.79	36.13
2012	3.90	3.90	265,091	1,034,162	-	0.65	0.90	(2.32)	(2.15)
2011	-	-	-	-	-	-	-	-	-

Summit:
S&P MidCap
2015	101.63	104.18	801,393	27,503,627	0.09	0.45	1.20	(3.84)	(3.12)
2014	104.90	108.35	933,420	30,786,927	0.97	0.45	1.20	7.95	12.03
2013	100.37	102.31	1,061,378	30,961,731	0.91	0.65	1.20	31.24	31.97
2012	76.48	77.53	1,177,934	25,191,475	0.94	0.65	1.20	15.90	16.54
2011	65.99	66.52	1,322,535	23,928,934	0.70	0.65	1.20	(3.40)	(2.87)

Russell Small Cap
2015	79.69	80.86	717,220	21,924,418	0.15	0.45	1.20	(6.32)	(5.62)
2014	85.07	85.67	861,816	25,394,197	0.67	0.45	1.20	6.48	12.32
2013	22.31	94.70	507,170	13,412,632	0.75	0.65	0.90	36.66	37.00
2012	16.33	69.13	570,484	10,592,777	1.04	0.65	0.90	14.46	14.75
2011	14.27	60.24	561,227	8,809,764	0.47	0.65	0.90	(5.63)	(5.50)

Nasdaq-100 Index
2015	11.65	55.36	565,944	8,337,722	0.05	0.45	0.90	8.10	8.58
2014	10.78	50.99	604,570	7,865,071	1.18	0.45	0.90	(1.19)	17.60
2013	9.16	48.83	676,979	7,264,951	0.79	0.65	0.90	34.83	35.17
2012	6.80	36.12	801,007	6,165,316	0.67	0.65	0.90	16.56	16.85
2011	5.83	30.91	897,244	5,794,432	0.26	0.65	0.90	2.13	2.35

FS-55

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
EAFE Intl.
2015	78.77	80.47	138,612	11,882,727	0.25	0.45	1.20	(2.76)	(2.04)
2014	80.41	82.76	136,409	11,977,463	2.78	0.45	1.20	(7.54)	(3.89)
2013	89.50	91.25	107,754	10,198,492	2.38	0.65	1.20	19.44	19.96
2012	74.93	76.06	112,357	8,877,206	2.42	0.65	1.20	15.83	16.56
2011	64.69	65.26	111,872	7,587,757	2.23	0.65	1.20	(13.78)	(13.28)

Natural Resources
2015	31.51	32.17	135,802	4,346,486	0.29	0.45	0.90	(25.53)	(25.20)
2014	42.31	43.00	143,037	6,132,656	0.09	0.45	0.90	(16.38)	(9.26)
2013	50.60	51.50	139,250	7,123,740	-	0.65	0.90	(0.18)	0.07
2012	50.69	51.46	106,887	5,466,598	0.02	0.65	0.90	3.95	4.22
2011	48.76	49.38	89,789	4,407,892	0.34	0.65	0.90	(10.74)	(10.71)

Barclays
2015	55.98	59.55	176,347	10,664,964	0.15	0.45	0.90	(0.86)	(0.41)
2014	56.22	60.06	156,077	9,491,663	2.62	0.45	0.90	(0.19)	4.99
2013	57.21	57.64	129,952	7,538,907	2.31	0.65	0.90	(3.67)	(3.43)
2012	59.39	59.69	133,863	8,040,762	2.11	0.65	0.90	2.89	3.15
2011	57.72	57.86	150,806	8,773,611	2.75	0.65	0.90	7.49	7.69

S&P 500
2015	125.78	139.93	307,973	44,371,300	0.19	0.45	1.20	(0.23)	0.53
2014	125.13	140.25	305,974	44,022,706	1.63	0.45	1.20	10.86	11.86
2013	125.38	128.91	319,315	40,896,122	2.09	0.65	1.20	30.30	31.02
2012	96.22	98.39	224,311	21,953,304	1.74	0.65	1.20	14.16	14.80
2011	84.29	85.71	244,941	20,905,586	1.68	0.65	1.20	0.52	1.07

Zenith
2015	97.28	99.25	260,772	26,688,220	0.17	0.45	1.20	(7.71)	(7.01)
2014	104.62	107.54	337,111	37,230,885	1.46	0.45	1.20	7.58	8.20
2013	99.96	102.79	367,259	37,518,593	1.65	0.65	1.20	30.79	31.52
2012	76.43	78.16	399,590	31,067,263	1.86	0.65	1.20	15.65	16.29
2011	66.09	67.21	419,130	28,054,353	1.98	0.65	1.20	(2.85)	(2.32)

Moderate
2015	15.75	15.83	148,133	2,352,143	1.30	0.45	0.90	(3.31)	(2.11)
2014	16.17	16.26	152,591	2,470,668	1.21	0.45	0.90	(0.36)	3.73
2013	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-

FS-56

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
Growth
2015	15.99	15.99	49	778	2.38	0.70	0.70	(7.53)	(7.53)
2014	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-

Mod. Growth
2015	15.73	15.78	176,458	2,788,186	1.16	0.45	0.90	(5.84)	(5.65)
2014	-	-	-	-	-	-	-	-	-
2013	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-

Third Avenue:
Value
2015	15.22	30.93	276,932	8,418,371	3.35	0.45	0.90	(9.71)	(9.30)
2014	16.78	34.26	305,005	10,343,760	2.94	0.45	0.90	2.89	3.45
2013	27.72	33.12	322,418	10,662,718	3.37	0.65	0.90	17.90	18.20
2012	23.45	28.09	341,330	9,639,050	0.88	0.65	0.90	26.19	26.51
2011	18.54	22.26	373,847	8,369,922	1.73	0.65	0.90	(21.86)	(21.82)

Dreyfus:
MidCap
2015	18.84	34.32	48,124	1,553,564	0.46	0.45	0.90	(4.48)	(3.39)
2014	23.10	35.52	53,067	1,828,538	0.78	0.65	0.90	10.76	11.04
2013	20.81	32.07	58,214	1,866,251	1.24	0.65	0.90	33.49	33.83
2012	15.55	24.02	63,488	1,539,709	0.21	0.65	0.90	18.27	18.57
2011	13.11	20.31	57,440	1,179,583	0.38	0.65	0.90	(8.05)	(0.70)

Scudder:
Small Mid Value
2015	17.37	17.67	58,693	1,053,074	0.29	0.45	0.90	(2.79)	(2.32)
2014	17.78	18.18	60,590	1,113,288	1.24	0.45	0.90	(0.55)	4.58
2013	17.38	17.67	182,435	3,203,892	1.25	0.65	0.90	34.03	34.37
2012	12.97	13.15	240,198	3,141,894	1.03	0.65	0.90	12.74	13.03
2011	11.50	11.63	217,188	2,514,205	0.81	0.65	0.90	(6.90)	(6.69)

FS-57

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Scudder, continued:
Thematic
2015	10.92	11.02	30,328	335,068	0.79	0.65	0.90	(2.11)	(1.87)
2014	11.16	11.22	30,371	341,897	1.00	0.65	0.90	(0.78)	(0.53)
2013	11.24	11.28	26,638	301,473	1.22	0.65	0.90	20.98	21.29
2012	9.29	9.30	26,711	249,499	1.38	0.65	0.90	17.53	17.83
2011	7.90	7.91	25,865	205,173	0.63	0.65	0.90	(20.90)	(15.15)

Capital Growth
2015	34.98	34.98	1,070	37,451	0.65	0.70	0.70	7.86	7.86
2014	32.43	32.43	903	29,289	0.60	0.70	0.70	12.18	12.18
2013	28.91	28.91	789	22,821	1.07	0.70	0.70	33.71	33.71
2012	21.62	21.62	476	10,293	0.81	0.70	0.70	15.24	15.24
2011	18.76	18.76	344	6,447	0.69	0.70	0.70	(5.13)	(5.13)

Neuberger Berman:
Regency
2015	23.02	23.12	18,633	430,303	0.78	0.65	0.90	(9.16)	(8.93)
2014	25.28	25.45	23,451	597,600	1.14	0.65	0.90	12.82	13.10
2013	22.35	22.56	20,527	463,441	1.54	0.65	0.90	35.82	36.16
2012	16.41	16.61	15,768	261,878	0.64	0.65	0.90	14.49	14.86
2011	14.26	14.51	15,965	231,673	0.07	0.65	0.90	(15.46)	(7.27)

Guardian
2015	28.79	28.79	5,652	162,712	0.76	0.70	0.70	(5.63)	(5.63)
2014	30.51	30.51	4,987	152,130	0.48	0.70	0.70	8.27	8.27
2013	28.18	28.18	4,304	121,278	0.93	0.70	0.70	37.85	37.85
2012	20.44	20.44	3,154	64,465	0.30	0.70	0.70	11.94	11.94
2011	18.26	18.26	2,512	45,858	0.52	0.70	0.70	(3.61)	(3.61)

T. Rowe:
Blue Chip
2015	20.91	22.26	274,893	5,841,864	-	0.45	0.90	9.80	10.30
2014	19.04	20.18	269,306	5,194,902	-	0.45	0.90	0.19	7.87
2013	17.65	17.93	328,403	5,858,121	-	0.65	0.90	39.59	39.94
2012	12.64	12.81	351,258	4,481,340	-	0.65	0.90	16.84	17.14
2011	10.82	10.94	329,267	3,587,711	-	0.65	0.90	0.69	0.71

Equity Income
2015	29.40	29.40	2,559	75,232	1.61	0.70	0.70	(7.75)	(7.75)
2014	31.87	31.87	2,400	76,493	1.52	0.70	0.70	6.36	6.36
2013	29.96	29.96	2,169	64,982	1.34	0.70	0.70	28.51	28.51
2012	23.32	23.32	1,730	40,345	1.94	0.70	0.70	16.11	16.11
2011	20.08	20.08	1,594	32,004	1.78	0.70	0.70	(1.71)	(1.71)

FS-58

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Franklin Templeton:
Income
2015	21.08	21.08	5,720	120,560	4.64	0.70	0.70	(7.70)	(7.70)
2014	22.83	22.83	4,291	97,976	4.95	0.70	0.70	3.89	3.89
2013	21.98	21.98	2,925	64,286	6.19	0.70	0.70	13.15	13.15
2012	19.43	19.43	2,161	41,987	6.34	0.70	0.70	11.86	11.86
2011	17.37	17.37	1,673	29,044	5.70	0.70	0.70	1.67	1.67

Global Bond
2015	17.13	17.86	202,492	3,626,639	7.97	0.45	0.90	(5.16)	(4.74)
2014	17.98	18.83	226,979	4,278,564	2.83	0.45	0.90	(2.18)	0.25
2013	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-

Ivy:
Science
2015	33.21	33.21	9,361	310,903	-	0.70	0.70	(3.56)	(3.56)
2014	34.44	34.44	7,447	256,471	-	0.70	0.70	2.19	2.19
2013	33.70	33.70	3,837	129,285	-	0.70	0.70	55.30	55.30
2012	21.70	21.70	1,212	26,307	-	0.70	0.70	26.94	26.94
2011	17.09	17.09	816	13,947	-	0.70	0.70	(6.42)	(6.42)

Pimco:
Total Return
2015	11.28	13.67	238,104	3,293,855	3.90	0.45	0.90	(0.46)	(0.01)
2014	11.28	13.73	620,534	8,626,835	2.19	0.45	0.90	(0.18)	3.34
2013	13.29	13.43	678,709	9,115,496	2.21	0.65	0.90	(2.84)	(2.59)
2012	13.68	13.79	706,194	9,733,020	2.59	0.65	0.90	8.61	8.88
2011	12.59	12.67	833,599	10,562,428	2.63	0.65	0.90	2.70	2.94

Low Duration
2015	10.47	10.54	47,564	502,601	3.53	0.45	0.90	(0.59)	(0.02)
2014	10.59	10.60	43,741	464,268	0.83	0.45	0.90	(0.71)	(0.54)
2013	-	-	-	-	-	-	-	-	-
2012	-	-	-	-	-	-	-	-	-
2011	-	-	-	-	-	-	-	-	-

FS-59

5.	FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Oppenheimer:
Global Securities
2015	46.95	46.95	10,685	501,615	1.28	0.70	0.70	3.22	3.22
2014	45.48	45.48	7,782	353,932	1.10	0.70	0.70	1.58	1.58
2013	44.77	44.77	6,092	272,755	1.34	0.70	0.70	26.42	26.42
2012	35.42	35.42	4,293	152,057	2.12	0.70	0.70	20.42	20.42
2011	29.41	29.41	3,006	88,416	1.10	0.70	0.70	(8.93)	(8.93)

Ibbotson:
Balanced
2015	11.19	12.24	32,220	397,177	1.43	0.45	0.90	(3.10)	(2.73)
2014	12.46	12.63	32,562	413,823	1.00	0.65	0.90	3.58	3.84
2013	12.00	12.20	48,907	599,408	1.86	0.65	0.90	10.86	11.10
2012	10.80	11.00	25,351	279,637	1.90	0.65	0.90	4.32	9.82
2011	10.02	10.03	35,803	358,936	1.31	0.70	0.90	(7.23)	(7.11)

Growth
2015	10.83	11.96	23,070	271,442	1.32	0.45	0.90	(3.39)	(3.20)
2014	11.31	12.38	22,806	276,396	1.02	0.65	0.90	3.64	3.87
2013	10.89	11.94	23,305	271,464	1.51	0.65	0.90	7.56	15.50
2012	10.34	10.38	12,478	129,271	1.51	0.70	0.90	11.90	12.16
2011	9.24	9.25	7,358	68,046	0.77	0.70	0.90	(11.08)	(10.95)

Income
2015	11.13	12.13	28,531	344,541	1.63	0.45	0.90	(2.56)	(2.10)
2014	11.37	12.45	26,080	323,589	1.20	0.45	0.90	(0.53)	2.38
2013	11.99	12.16	22,395	271,169	1.39	0.65	0.90	6.37	6.64
2012	11.25	11.43	25,776	294,583	1.44	0.65	0.90	5.99	6.90
2011	10.69	10.70	40,090	428,888	0.94	0.70	0.90	(3.95)	(3.82)

FS-60

6.	CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2015	2014
Fidelity:
Equity-Income IC
Units issued	260,821	280,530
Units redeemed	(278,376)	(293,688)
Net increase(decrease)	(17,555)	(13,158)

Equity-Income SC
Units issued	6,967	3,267
Units redeemed	(6,779)	(3,474)
Net increase(decrease)	188	(207)

Growth IC
Units issued	125,007	159,354
Units redeemed	(142,712)	(168,963)
Net increase(decrease)	(17,705)	(9,609)

Growth SC
Units issued	9,373	2,988
Units redeemed	(9,709)	(3,531)
Net increase(decrease)	(336)	(543)

High Income IC
Units issued	2,321,415	2,963,191
Units redeemed	(2,494,161)	(3,052,687)
Net increase(decrease)	(172,746)	(89,496)

High Income SC
Units issued	42,608	40,099
Units redeemed	(40,670)	(53,985)
Net increase(decrease)	1,938	(13,886)

Overseas IC
Units issued	264,860	347,753
Units redeemed	(285,069)	(321,972)
Net increase(decrease)	(20,209)	25,781

Overseas SC
Units issued	6,320	1,794
Units redeemed	(5,699)	(1,718)
Net increase(decrease)	621	76

FS-61

6.	CHANGES IN UNITS OUTSTANDING, continued

	2015	2014
Fidelity, continued:
Asset Mgr. IC
Units issued	111,901	190,132
Units redeemed	(118,269)	(142,535)
Net increase(decrease)	(6,368)	47,597

Asset Mgr. SC
Units issued	12,914	6,518
Units redeemed	(11,880)	(6,212)
Net increase(decrease)	1,034	306

Inv. Bond IC
Units issued	964,835	316,692
Units redeemed	(761,601)	(330,814)
Net increase(decrease)	203,234	(14,122)

Contrafund IC
Units issued	318,284	507,446
Units redeemed	(397,719)	(561,881)
Net increase(decrease)	(79,435)	(54,435)

Contrafund SC
Units issued	20,110	8,244
Units redeemed	(17,888)	(9,927)
Net increase(decrease)	2,222	(1,683)

Asset Mgr. Gr. IC
Units issued	24,744	29,782
Units redeemed	(29,644)	(33,170)
Net increase(decrease)	(4,900)	(3,388)

Asset Mgr. Gr. SC
Units issued	426	7,339
Units redeemed	(400)	(6,890)
Net increase(decrease)	26	449

Mid Cap IC
Units issued	154,306	165,590
Units redeemed	(155,953)	(167,305)
Net increase(decrease)	(1,647)	(1,715)

FS-62

6.	CHANGES IN UNITS OUTSTANDING, continued

	2015	2014
Fidelity, continued:
Strategic IC
Units issued	25,570	7,539
Units redeemed	(24,201)	(612)
Net increase(decrease)	1,369	6,927

Money Market
Units issued	10,478,622	11,454,039
Units redeemed	(9,767,257)	(12,410,036)
Net increase(decrease)	711,365	(955,997)

Alger:
Balanced
Units issued	69,181	71,512
Units redeemed	(72,634)	(79,471)
Net increase(decrease)	(3,453)	(7,959)

Capital App
Units issued	3,419	3,273
Units redeemed	(2,158)	(1,698)
Net increase(decrease)	1,261	1,575

MFS:
Utilities
Units issued	82,864	80,433
Units redeemed	(96,865)	(94,073)
Net increase(decrease)	(14,001)	(13,640)

New Discovery
Units issued	68,144	50,972
Units redeemed	(68,509)	(75,506)
Net increase(decrease)	(365)	(24,534)

Total Return
Units issued	23,528	27,632
Units redeemed	(25,013)	(21,917)
Net increase(decrease)	(1,485)	5,715

Value
Units issued	2,688	2,264
Units redeemed	(2,263)	(909)
Net increase(decrease)	425	1,355

FS-63

6.	CHANGES IN UNITS OUTSTANDING, continued

	2015	2014
MFS, continued:
Strategic
Units issued	141,032	138,681
Units redeemed	(165,786)	(151,401)
Net increase(decrease)	(24,754)	(12,720)

Research
Units issued	1,744,631	-
Units redeemed	(1,302,764)	-
Net increase(decrease)	441,867	-

Van Kampen:
Emerging Markets
Units issued	1,926,362	2,342,557
Units redeemed	(2,145,272)	(2,249,777)
Net increase(decrease)	(218,910)	92,780

Intl. Magnum
Units issued	66,420	67,795
Units redeemed	(77,625)	(72,315)
Net increase(decrease)	(11,205)	(4,520)

U.S. Real Estate
Units issued	75,948	106,272
Units redeemed	(91,945)	(108,701)
Net increase(decrease)	(15,997)	(2,429)

Calvert:
Balanced
Units issued	119,433	196,709
Units redeemed	(127,008)	(159,454)
Net increase(decrease)	(7,575)	37,255

Mid Cap
Units issued	217	225
Units redeemed	(2,395)	(2,382)
Net increase(decrease)	(2,178)	(2,157)

American Century:
Income & Growth
Units issued	2,030,041	390,593
Units redeemed	(1,478,322)	(405,129)
Net increase(decrease)	551,719	(14,536)

FS-64

6.	CHANGES IN UNITS OUTSTANDING, continued

	2015	2014
American Century, continued:
Value
Units issued	7,786	10,371
Units redeemed	(25,814)	(11,169)
Net increase(decrease)	(18,028)	(798)

Mid Cap
Units issued	295,406	220,809
Units redeemed	(293,008)	(151,648)
Net increase(decrease)	2,398	69,161

AIM:
Intl. Growth
Units issued	696,321	677,524
Units redeemed	(699,484)	(648,039)
Net increase(decrease)	(3,163)	29,485

Global
Units issued	1,420,444	1,527,561
Units redeemed	(1,415,737)	(1,603,605)
Net increase(decrease)	4,707	(76,044)

Small Cap
Units issued	7,873	4,840
Units redeemed	(3,915)	(2,690)
Net increase(decrease)	3,958	2,150

Global Value
Units issued	109,242	109,052
Units redeemed	(119,706)	(122,819)
Net increase(decrease)	(10,464)	(13,767)

Mid Cap Growth
Units issued	237,253	158,152
Units redeemed	(251,124)	(164,427)
Net increase(decrease)	(13,871)	(6,275)

Summit:
S&P MidCap
Units issued	808,683	910,336
Units redeemed	(940,710)	(1,038,294)
Net increase(decrease)	(132,027)	(127,958)

FS-65

6.	CHANGES IN UNITS OUTSTANDING, continued

	2015	2014
Summit, continued:
Russell Small Cap
Units issued	689,576	1,280,974
Units redeemed	(834,172)	(926,328)
Net increase(decrease)	(144,596)	354,646

Nasdaq-100 Index
Units issued	1,085,259	1,190,114
Units redeemed	(1,123,885)	(1,262,523)
Net increase(decrease)	(38,626)	(72,409)

EAFE Intl.
Units issued	462,601	418,616
Units redeemed	(460,398)	(389,961)
Net increase(decrease)	2,203	28,655

Natural Resources
Units issued	491,682	478,727
Units redeemed	(498,917)	(474,940)
Net increase(decrease)	(7,235)	3,787

Barclays
Units issued	496,831	530,077
Units redeemed	(476,561)	(503,952)
Net increase(decrease)	20,270	26,125

S&P 500
Units issued	295,551	251,847
Units redeemed	(293,552)	(265,188)
Net increase(decrease)	1,999	(13,341)

Zenith
Units issued	183,433	351,391
Units redeemed	(259,772)	(381,539)
Net increase(decrease)	(76,339)	(30,148)

Moderate
Units issued	624,553	436,239
Units redeemed	(629,011)	(283,648)
Net increase(decrease)	(4,458)	152,591

FS-66

6.	CHANGES IN UNITS OUTSTANDING, continued

	2015	2014
Summit, continued:
Growth
Units issued	52	-
Units redeemed	(3)	-
Net increase(decrease)	49	-

Mod. Growth
Units issued	498,626	-
Units redeemed	(322,168)	-
Net increase(decrease)	176,458	-

Third Avenue:
Value
Units issued	219,489	226,732
Units redeemed	(247,562)	(244,145)
Net increase(decrease)	(28,073)	(17,413)

Dreyfus:
MidCap
Units issued	30,481	36,165
Units redeemed	(35,424)	(41,312)
Net increase(decrease)	(4,943)	(5,147)

Scudder:
Small Mid Value
Units issued	60,233	199,719
Units redeemed	(62,130)	(321,564)
Net increase(decrease)	(1,897)	(121,845)

Thematic
Units issued	17,018	23,401
Units redeemed	(17,061)	(19,668)
Net increase(decrease)	(43)	3,733

Capital Growth
Units issued	805	202
Units redeemed	(638)	(88)
Net increase(decrease)	167	114

Neuberger Berman:
Regency
Units issued	15,949	13,258
Units redeemed	(20,767)	(10,334)
Net increase(decrease)	(4,818)	2,924

FS-67

6.	CHANGES IN UNITS OUTSTANDING, continued

	2015	2014
Neuberger Berman, continued:
Guardian
Units issued	1,124	1,286
Units redeemed	(459)	(603)
Net increase(decrease)	665	683

T. Rowe:
Blue Chip
Units issued	789,311	882,024
Units redeemed	(783,724)	(941,121)
Net increase(decrease)	5,587	(59,097)

Equity Income
Units issued	1,450	1,597
Units redeemed	(1,291)	(1,366)
Net increase(decrease)	159	231

Franklin Templeton:
Income
Units issued	3,643	3,385
Units redeemed	(2,214)	(2,019)
Net increase(decrease)	1,429	1,366

Global Bond
Units issued	889,572	651,149
Units redeemed	(914,059)	(424,170)
Net increase(decrease)	(24,487)	226,979

Ivy:
Science
Units issued	4,802	5,008
Units redeemed	(2,888)	(1,398)
Net increase(decrease)	1,914	3,610

Pimco:
Total Return
Units issued	634,775	1,725,505
Units redeemed	(1,017,205)	(1,783,680)
Net increase(decrease)	(382,430)	(58,175)

Low Duration
Units issued	183,564	123,451
Units redeemed	(179,741)	(79,710)
Net increase(decrease)	3,823	43,741

FS-68

6.	CHANGES IN UNITS OUTSTANDING, continued

	2015	2014
Oppenheimer:
Global Securities
Units issued	4,495	3,344
Units redeemed	(1,592)	(1,654)
Net increase(decrease)	2,903	1,690

Ibbotson:
Balanced
Units issued	62,423	68,594
Units redeemed	(62,765)	(84,939)
Net increase(decrease)	(342)	(16,345)

Growth
Units issued	13,042	9,641
Units redeemed	(12,778)	(10,140)
Net increase(decrease)	264	(499)

Income
Units issued	37,478	36,351
Units redeemed	(35,027)	(32,666)
Net increase(decrease)	2,451	3,685

FS-69

INDEPENDENT AUDITORS' REPORT

To the Board of Directors

Ameritas Life Insurance Corp.

Lincoln, Nebraska

We have audited the accompanying statutory basis financial statements of Ameritas Life Insurance Corp. (the "Company"), a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company, which comprise the balance sheets – statutory basis as of December 31, 2015 and 2014, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2015 and the related notes to the statutory basis financial statements.

Management’s Responsibility for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by Ameritas Life Insurance Corp. using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 to the statutory basis financial statements and accounting principles generally accepted in the United States of America are described in Note 20 to the statutory basis financial statements.

1

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. as of December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Ameritas Life Insurance Corp. as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska as described in Note 1 to the statutory basis financial statements.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 22, 2016

2

AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2015	2014
Bonds	$8,294,037	$6,970,047
Preferred stocks	8,402	1,815
Common stocks	561,439	569,575
Mortgage loans	1,458,519	1,402,651
Real estate:
Properties occupied by the company	42,817	39,937
Properties held for the production of income	5,733	23,918
Properties held for sale	12,663	8,993
Cash, cash equivalents, and short-term investments	238,676	158,315
Loans on insurance contracts	520,163	339,893
Other investments	257,089	224,496
Total Cash and Invested Assets	11,399,538	9,739,640

Investment income due and accrued	103,072	79,876
Deferred and uncollected premiums	96,755	87,389
Net deferred income tax asset	100,335	84,805
Funds held under coinsurance - affiliate	44,918	45,445
Other admitted assets	125,559	104,854
Separate account assets	6,278,575	6,679,996
Total Admitted Assets	$18,148,752	$16,822,005

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$8,829,794	$7,341,702
Deposit-type funds	857,978	672,362
Reserves for unpaid claims	80,820	70,571
Dividends payable to policyholders	42,669	24,391
Interest maintenance reserve	89,674	29,536
Accrued commissions, expenses and insurance taxes	82,724	80,875
Accrued separate account transfers	(61,394)	(73,224)
Federal income taxes payable	44,864	674
Asset valuation reserve	153,917	150,223
Liabilities for employee benefits	81,675	85,651
Other liabilities	155,929	135,790
Separate account liabilities	6,278,575	6,679,996
Total Liabilities	16,637,225	15,198,547

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	457,438	457,438
Surplus notes	49,906	49,897
Special surplus - Affordable Care Act fee assessment	10,300	10,900
Unassigned surplus	991,383	1,102,723
Total Capital and Surplus	1,511,527	1,623,458
Total Liabilities, Capital and Surplus	$18,148,752	$16,822,005

The accompanying notes are an integral part of these statutory basis financial statements.

3

AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2015	2014	2013
Premiums and Other Revenue
Premium income, net	$3,360,915	$2,121,191	$1,867,227
Net investment income	437,296	461,747	415,433
Commissions and expense allowances on reinsurance ceded	21,486	23,156	21,893
Modco reinsurance adjustment – affiliate	(20,347)	(19,210)	159,136
Income from fees associated with separate accounts	52,491	53,746	52,373
Miscellaneous income	24,977	24,921	24,070
Total Premiums and Other Revenue	3,876,818	2,665,551	2,540,132

Expenses
Benefits to policyholders	2,018,818	2,023,112	2,016,023
Change in reserves for life, accident and health policies	1,488,092	249,425	184,434
Commissions	174,485	124,845	122,106
General insurance expenses	336,958	326,005	327,773
Taxes, licenses and fees	48,343	43,171	34,107
Net transfers from separate accounts	(277,902)	(241,771)	(255,386)
Total Expenses	3,788,794	2,524,787	2,429,057

Gain from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	88,024	140,764	111,075
Dividends to policyholders	43,133	24,455	25,340
Gain from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	44,891	116,309	85,735
Federal income tax expense (benefit)	64,343	(8,992)	(34,118)
Gain (Loss) from Operations before Net Realized Capital Gains	(19,452)	125,301	119,853
Net realized capital gains, net of taxes	9,954	4,542	71,722
Net Income (Loss)	(9,498)	129,843	191,575

Surplus notes
Surplus notes amortization	9	9	8
Unassigned surplus
Change in unrealized gains/losses, net of tax	(65,136)	10,321	(12,177)
Change in net deferred income taxes	46,225	(23,845)	(80,077)
Change in non-admitted assets	(61,411)	10,183	127,520
Change in asset valuation reserve	(3,694)	(17,841)	(12,201)
Change in liability for reinsurance in unauthorized companies	-	-	22
Change in minimum pension liability, net of tax	-	-	9,242
Change in unrecognized actuarial losses on pension, net of tax	1,572	(3,117)	(9,186)
Term coinsurance agreement and emerging profits	-	(3,856)	(182)
Correction of errors (Note 1)	-	(10,931)	9,740
Dividends paid to common stockholder	(20,000)	(20,000)	(20,000)
Other	2	1	(2)
Net Change in Capital and Surplus	(111,931)	70,767	204,282

Capital and Surplus at the Beginning of the Year	1,623,458	1,552,691	1,348,409
Capital and Surplus at the End of Year	$1,511,527	$1,623,458	$1,552,691

The accompanying notes are an integral part of these statutory basis financial statements.

4

AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2015	2014	2013
OPERATING ACTIVITIES
Premium collected net of reinsurance	$2,192,074	$2,105,689	$2,056,951
Net investment income received	420,253	452,060	397,582
Miscellaneous income	98,163	99,136	104,118
Benefits paid to policyholders	(1,993,897)	(1,975,009)	(2,001,499)
Net transfers from separate accounts	289,731	242,433	264,954
Commissions, expenses and taxes paid	(527,085)	(526,691)	(503,750)
Dividends paid to policyholders	(24,178)	(24,967)	(25,931)
Federal income taxes received (paid)	(51,565)	(6,023)	31,657
Net Cash from Operating Activities	403,496	366,628	324,082

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	1,508,881	1,119,004	1,275,408
Cost of investments acquired	(1,895,155)	(1,581,202)	(1,563,898)
Net change in loans on insurance contracts	(15,612)	(25,503)	(7,395)
Net Cash from Investing Activities	(401,886)	(487,701)	(295,885)

FINANCING AND MISCELLANEOUS ACTIVITIES
Borrowed money	1,261	(172)	(28,000)
Change in deposit-type funds	96,494	129,088	41,958
Dividends to common stockholder	(20,000)	(20,000)	(20,000)
Other miscellaneous, net	996	(6,146)	3,992
Net Cash from Financing and Miscellaneous Activities	78,751	102,770	(2,050)

Net Change in Cash, Cash Equivalents and Short-Term Investments	80,361	(18,303)	26,147

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	158,315	176,618	150,471

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$238,676	$158,315	$176,618

The accompanying notes are an integral part of these statutory basis financial statements.

5

AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2015	2014	2013
Non-cash transactions from operating, investing
and financing activities:
Conversion of mortgage loans to real estate	$2,587	$847	$8,686
Capitalized deferred interest and other	93	276	-
Conversion of other investment to real estate – affiliate (Note 5)	4,970	-	-
Recognized commitments for low income housing
investments (Note 3)	37,009	-	-
Initial bonds acquired due to coinsurance (Note 14)	1,044,000	-	-
Initial policy loans acquired due to coinsurance (Note 14)	165,295	-	-
Initial liability for deposit-type contracts due to		-	-
coinsurance (Note 14)	(90,179)	-	-
Initial investment income accrued due to coinsurance (Note 14)	12,476	-	-
Mortgage loans acquired as distribution – affiliate (Note 5)	-	-	13,382
Real estate acquired through dividend distribution from affiliate	-	-	1,286
Bonds transferred due to assumption reinsurance
– affiliate (Note 5)	-	-	651,026
Mortgage loans transferred due to assumption
reinsurance – affiliate (Note 5)	-	-	103,559
Bonds transferred due to coinsurance – affiliate (Note 5)	-	-	76,201
Policy loans transferred due to assumption reinsurance
– affiliate (Note 5)	-	-	17,410
Mortgage loans transferred due to coinsurance – affiliate (Note 5)	-	-	10,831
Policy loans transferred due to coinsurance – affiliate (Note 5)	-	-	7,046
Policy loans from funds withheld reinsurance – affiliate (Note 5)	-	-	(6,125)

The accompanying notes are an integral part of these statutory basis financial statements.

6

Ameritas Life Insurance Corp.

Notes to Financial Statements – Statutory Basis

For the Years Ended December 31, 2015, 2014 and 2013

(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly owned subsidiary of Ameritas Holding Company (AHC), which is a wholly owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc (AIP), an advisor providing investment management services to the Company.

Prior to July 1, 2014, the Company wholly owned Acacia Life Insurance Company (Acacia), a District of Columbia domiciled life insurance subsidiary, and The Union Central Life Insurance Company (Union Central), a Nebraska domiciled life insurance subsidiary. On July 1, 2014 the Company, Acacia, and Union Central merged with Ameritas Life as the surviving company (the Merger), see Note 2. The Company wholly owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary, Calvert Investments, Inc. (Calvert), a provider of investment advisory, management and administrative services to the Calvert Group of mutual funds, Ameritas Investment Corp. (AIC), a broker dealer and Griffin Realty, LLC (Griffin), a real estate investment company. On December 30, 2015 the Company formed Milford Realty, LLC (Milford), a limited liability company with a single real estate property.

The Company has established three Closed Blocks of policies: on October 1, 1998, on July 1, 2005, and on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies, for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies, including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including income thereon, will accrue solely to the benefit of the owners of policies included in each block until the respective block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension, and retirement contracts. The Company operates in 49 states and the District of Columbia.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska (the Department).

Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP).

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI).

7

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Investments

Under NAIC SAP, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating, and any adjustments to fair value are reported directly in surplus. Changes in the value of bonds up to amortized cost that are assigned a rating of 6 by the NAIC are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Investments in unaffiliated common stocks are carried at fair value. Changes in the value of common stocks are reported as a change in net unrealized gains or losses on investments, a component of unassigned surplus. Under GAAP, investments in unaffiliated common stocks are designated as available-for-sale or trading and carried at fair value with net unrealized gains and losses reported in other comprehensive income if designated as available-for-sale and reported in income if designated as trading.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP, while GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 and P3 or above. Preferred stocks with NAIC designations of RP4 and P4 or below are carried at the lower of cost or fair value. Under GAAP, preferred stocks would be designated at purchase as available-for-sale; under this designation preferred stocks would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income.

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

8

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Investments in limited partnerships, limited liability companies, and joint venture investments are accounted for on the GAAP equity method for NAIC SAP, while under GAAP, such investments are accounted for at cost or the equity method depending upon ownership percentage and control unless consolidation is required under variable interest entity guidance.

Under NAIC SAP, investments in low income housing tax credits are carried under amortized cost method. Under GAAP, such investments are accounted for under the equity method or the proportional amortization method, depending upon the characteristics of such investments.

Under NAIC SAP, valuation allowances are established through the asset valuation reserve (AVR) for mortgage loans based on factors applied to different categories of loans based on payment history and type of underlying real estate. Under GAAP, valuation allowances would be established through a charge to realized loss as losses are estimated to have occurred. Loan losses are charged against the allowance when management believes the uncollectibility of the loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Under NAIC SAP, using a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates. Those deferrals are amortized over the remaining period to maturity based on groupings (in five-year bands) of individual securities sold. The net deferral is reported in the interest maintenance reserve (IMR) in the accompanying Balance Sheets – Statutory Basis. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under NAIC SAP, an AVR is determined based on holdings of all investments by a NAIC prescribed formula and is reported as a liability. An AVR is not recorded under GAAP. Under GAAP, realized capital gains and losses would be reported in the statement of income on a pre-tax basis in the period the asset giving rise to the gain or loss is sold.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value and the effective and ineffective portions of a single hedge are accounted for separately. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. The ineffective portion of all changes in fair value is recorded in income. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Policy Acquisition Costs

Under NAIC SAP, the costs of acquiring and renewing business are expensed when incurred. As such, during periods of high sales, statutory earnings will be depressed due to the lack of expense deferrals. Under GAAP, acquisition costs related to traditional term life insurance and certain long duration accident and health, to the extent associated with successful sales and recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For traditional whole life insurance, universal life insurance and investment products, to the extent associated with successful sales and recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Unearned Revenue

Under NAIC SAP, amounts assessed to policyholders that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, such charges would be reported as a liability and amortized into revenue using the same assumptions and factors as are used to amortize deferred policy acquisition costs.

Non-admitted Assets

Under NAIC SAP, certain assets designated as non-admitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

9

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Universal Life and Annuity Policies

Under NAIC SAP, revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts are considered deposits and are recorded as interest-bearing liabilities while interest credited to account values and benefits in excess of the policyholder account balance are recognized as expenses.

Reserves for Life, Accident and Health Policies

Under NAIC SAP, certain policy reserves are calculated based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. NAIC SAP policy reserves generally differ from policy reserves under GAAP, which are based on the Company's best estimates of mortality, interest and withdrawals.

Policyholder Dividends

Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

Reinsurance

Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, i.e., limits or diminishes the transfer of risk by the ceding company to the reinsurer, the agreement shall be accounted for as deposit accounting. In addition, any contractual feature that delays timely reimbursement violates the conditions of reinsurance accounting. Under NAIC SAP, a reinsurance treaty covering contracts that does transfer all of the significant risk inherent in the business being reinsured (e.g., lapse, credit quality, reinvestment or disintermediation risk) qualifies for reinsurance accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. To qualify for risk transfer and, therefore, be accounted for as reinsurance under GAAP, an evaluation must be made to determine whether the contract indemnifies against insurance risk, specifically mortality or morbidity risk. Even if mortality and morbidity risk is present in the contract, to qualify for transfer of risk under GAAP, there must also be a reasonable possibility that the reinsurer may realize significant loss from assuming the mortality or morbidity risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required. Under deposit accounting, assets received by the assuming entity are offset in the balance sheet by recording a liability. The initial obligation is based on the consideration paid or received less any explicitly identified premiums or fees to be retained by the insurer or reinsurer. Deposit assets and liabilities are reported on a gross basis, unless the right of offset exists. There is no initial impact on the income statement from the recording of the transaction under deposit accounting. Under GAAP, reinsurance recoverables are recorded as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded and an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Under NAIC SAP, commission allowances by reinsurers on business ceded are reported as other revenue when received. Under GAAP, these expenses would be deferred and amortized with deferred policy acquisition costs to the extent they qualify for the deferral otherwise non-deferred amounts are netted against expenses.

Employee Benefits

Under NAIC SAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus. The prepaid asset that results from an excess of the fair value of plan assets over the pension obligation is recorded as a non-admitted asset. Actuarial gains and losses and prior service costs are recorded as a component of unassigned surplus, net of tax. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. In addition, actuarial gains and losses and prior service costs are recorded as a component of other comprehensive income, net of tax.

10

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Federal Income Taxes

NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Under NAIC SAP, deferred taxes are recorded in surplus. Under GAAP, tax expense includes both current and deferred taxes. Both NAIC SAP and GAAP require a valuation allowance to reduce deferred tax assets to the amount which is more likely than not to be realized. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Surplus Notes

Surplus notes are reported as surplus under NAIC SAP, and would be reported as a liability under GAAP. Under NAIC SAP, interest cannot be accrued until written approval has been received from the Department. Under GAAP, interest would be accrued when incurred.

Cash, Cash Equivalents and Short-Term Investments

Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive Income

Comprehensive income and its components are not presented under NAIC SAP.

Goodwill

Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and annually analyzed for impairment which would be reported as a recognized loss into earnings.

Significant statutory accounting practices are as follows:

Investments

Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 or P3 and above. Preferred stocks with NAIC designations of RP4 or P4 and below are carried at the lower of cost or fair value.

Common stocks, including mutual funds, are generally reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. The Federal Home Loan Bank (FHLB) common stock is carried at cost. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $147,850 and $160,967 and the value of affiliated mutual funds was $1,566 and $1,672 at December 31, 2015 and 2014, respectively.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and written down if impaired.

11

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Real estate held for sale is reported at the lower of amortized cost or fair value. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties. The single real estate property held within Milford is classified in the Balance Sheets – Statutory Basis as real estate held for sale and its recorded carrying amount was $4,970 and $0 at December 31, 2015 and 2014, respectively. Other-than-temporary impairments on real estate of $401, $281, and $438 were recorded as realized losses during 2015, 2014 and 2013 respectively.

In 2015, the Company financed a ten year, 4% interest rate non-recourse loan of $15,500 on a real estate property with scheduled maturities of $381, $396, $412, $428 and $444 as of December 31, 2016, 2017, 2018, 2019 and 2020, respectively. The Company recorded an encumbrance on this real estate property up to its carrying value with remaining amount classified as borrowings, is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2015 the amount of borrowing over the carrying value of real estate property was $1,212.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, and all highly liquid securities with remaining maturity when purchased of three months or less. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

The carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying GAAP equity of these investments. Income from these investments is recognized when distributed. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying amount of Griffin was $5,315 and $23,063 at December 31, 2015 and 2014, respectively. Starting in 2015, Griffin did not have a GAAP audit performed so the Company non-admits this asset. Other investments also include, but are not limited to, collateral loans, unsecured loans, and low-income housing tax credits carried under the amortized cost method. Other-than-temporary impairments for other investments of $1,782, $2,268 and $1,092 were recorded as realized losses during 2015, 2014 and 2013, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

The Company purchased and sold futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company also sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company purchases and sells futures contracts to hedge volatility risk with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. The notional amount of the futures contracts at December 31, 2015 and 2014 was $1,050 and $3,820, respectively.

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2015 and 2014 was $14,992 and $16,996, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in change in unrealized capital gains (losses) in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled $(7,393), $10,807 and $(586) for the years ended December 31, 2015, 2014 and 2013, respectively. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled $(8,909), $23,431 and $(50,315) for the years ended December 31, 2015, 2014 and 2013, respectively.

12

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Starting in 2015, the Company purchases and sells interest rate swaps to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. An interest rate swap is an agreement between two parties to exchange a stream of future cash flows based on a notional (principal) amount over a specified period of time. The company trades “plain vanilla” interest rate swaps where a fixed payment is exchanged for a floating payment where the floating payment is based on three-month LIBOR. The Company does not receive cash on the initial purchase or sale of an interest rates swap, but will receive or pay cash daily based on the change in value of the position. The notional amount of the interest rate swaps at December 31, 2015 was $415,000.

The Company is required to post collateral to the brokering bank for swaps. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the swaps transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2015 was $19,976.

Since interest rate swaps are not considered an effective hedge, the total variation margin on open swaps is reflected in unrealized capital gains (losses) in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled $(311) for the year ended December 31, 2015. The total variation margin on closed interest rate swaps is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled $11,528 for the year ended December 31, 2015.

The Company purchases and sells call options (Index call options) to hedge insurance contracts whose credited interest is linked to returns in Standard & Poor's 500 Stock Index (Index) based on a formula which applies participation rates to the returns in the Index. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The Index call options expire monthly until December 1, 2016. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written Index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells Index call options to effectively offset the proceeds the Company would receive on its purchased Index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells Exchange traded index call options (Exchange traded index call options) based on multiple equity indices to hedge equity index annuity contracts and universal life contracts. The Company has purchased and written Exchange traded index call options that expire through December 16, 2016. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price. If the closing index value is below the strike price, the Exchange traded index call options expire without value.

The Company purchases and sells Exchange traded put options (Equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written Equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the Equity put options expire without value. The Company has no outstanding purchased and written Equity put options as of December 31, 2015.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the options. To minimize this risk, the Company only enters into private contracts with counter-parties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The Company is required to post collateral to the brokering bank for options. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2015 and 2014 was $4,996 and $9,999, respectively. The notional amount of the options at December 31, 2015 and 2014 was $32,281 and $26,152, respectively.

13

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The options are carried at their fair value and reflected in other investments and other liabilities in the Balance Sheets – Statutory Basis. Changes in the fair value of expired options are reflected in net investment income and changes in the fair value of open options are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total gain (loss) from expired options of $3,516, $17,610 and $7,740 was recorded in net investment income for the years ended December 31, 2015, 2014 and 2013, respectively. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled $(13,623), $(2,791), and $13,089 for the years ended December 31, 2015, 2014, and 2013, respectively.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is non-admitted. The amount excluded from unassigned surplus was $0 at December 31, 2015, 2014 and 2013.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Non-Admitted Assets

In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to surplus. Non-admitted assets consist primarily of a portion of deferred income tax assets, advances to agents, furniture and equipment, application software, other investment income that is over 90 days past due and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $172,906 and $111,495 at December 31, 2015 and 2014, respectively.

Furniture and Equipment

Electronic data processing (EDP) equipment at cost of $15,192 and $16,412, operating software at cost of $3,123 and $2,835, and non-operating software at cost of $71,271 and $65,757 are carried at cost less accumulated depreciation at December 31, 2015 and 2014, respectively. The admitted value of the Company’s EDP and operating and non-operating software is limited to three percent of capital and surplus. The admitted portion at cost, net of accumulated depreciation of $66,812 and $62,212 was $3,193 and $2,685, respectively and is recorded in other admitted assets in the Balance Sheets – Statutory Basis at December 31, 2015 and 2014. EDP equipment and operating software are depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years. Non-operating software is depreciated over the lesser of its estimated useful life or five years.

Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years.

Other furniture and equipment is depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Depreciation expense on depreciable assets of $11,004, $8,148 and $7,332 was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2015, 2014 and 2013, respectively.

14

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds

Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with Actuarial Guideline 43, VA CARVM, reflecting both stochastically generated scenarios and a prescribed standard scenario. The assumptions used in the stochastic scenarios are Prudent Estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserve is a first principles-type calculation based on a seriatim listing of open disability claims. Termination rates within the first two years from disability are modified based on Company experience. Termination rates beyond two years are 100% 1987 Commissioners’ Individual Disability Table A (CIDA) for policies without lifetime benefits and are less than 100% CIDA for policies with lifetime benefits. All interest discounting assumptions are based on the appropriate NAIC standard. The adequacy of these reserves is demonstrated annually using “Follow-up studies” as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. The per $100 of monthly benefit factors are generated based on the 1987 Commissioner’s Group Disability Table (CGDT) assumptions using the appropriate valuation interest rate, quinquennial age groupings, benefit period and duration from disablement. A modification is made for claims in the first two years from disablement.

For the remaining group accident and health short-term disability contracts, the present value of amounts not yet due on claim reserve for certain policies with a benefit period of one to three years are based on the Bornhuetter-Ferguson loss reserving method. Expected paid claims and premiums and the resulting loss ratios are developed separately for each benefit period and incurred year with no interest discount.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims

The reserves for unpaid group and individual dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

15

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Dividends to Policyholders

Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $8,222,363 or 10.9% and $7,765,314 or 10.5% of the individual life policies in force as of December 31, 2015 and 2014, respectively. Dividends were also impacted by two reinsurance treaties entered into during 2015, see Note 14 - Reinsurance for further details.

Accrued Separate Account Transfers

Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves

The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $6,788, $7,192 and $7,469 for 2015, 2014 and 2013, respectively.

Recognition of Premium Revenues and Related Costs

Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

In a modified coinsurance arrangement, the ceding company retains the assets equal to the modified coinsurance reserve. This reserve represents a prepayment of the reinsurer’s future obligation. The initial amount transferred for the reserve and subsequent change in value is required to be reflected separately.

Surplus Notes

The Surplus Notes (the Notes) are included in capital and surplus. Interest on the Notes is not accrued until written approval from the Department has been received.

Income Taxes

The Company files a life/non-life consolidated tax return with AMHC and AMHC includible affiliates and is party to a federal income tax allocation agreement. The Company’s income tax allocation is based upon a written agreement which generally specifies separate income tax return calculations with current credit for net operating losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

16

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency for these tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The Company reviews its loss contingencies on an ongoing basis to ensure that the Company has appropriate reserves recorded on the Balance Sheets – Statutory Basis. These reserves are based on judgment made by management with respect to the likely outcome of these matters. The Company’s judgment could change based on new information, Internal Revenue Service examinations and changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2015 and 2014.

The statute of limitations, generally, is closed for the Company through December 31, 2011. In 2012, the Internal Revenue Service (IRS) completed its field examination of AMHC consolidated federal income tax returns for the period 2007-2009. The Company accepted the AMHC 2007-2009 IRS field examination report and the Joint Committee on Taxation (Joint Committee) accepted the AMHC 2007-2009 field examination report in March 2013. The IRS completed a field examination of Union Central for tax year 2008 and limited scope examinations for tax years 2009-2010. The Union Central examinations also included a review of amended returns filed for tax years 2003-2008, which had been at IRS appeals, along with the IRS field examination reports for tax years 2004-2007. Union Central is in agreement with all the IRS field examinations reports forwarded to IRS appeals in January 2013. The Joint Committee accepted the Union Central IRS field examination report in August 2014.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Fair values and changes in fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company’s products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Accounting Pronouncements

Statement of Statutory Accounting Principles No. 107, Accounting for Risk-Sharing Provisions of Affordable Care Act (ACA) (SSAP No. 107)

In 2014, the NAIC issued SSAP 106, which added accounting guidance related to the risk adjustment, reinsurance and risk corridor sections of the ACA. There are additional disclosure requirements adopted under SSAP No. 107. The adoption of this statement did not impact the disclosure presentation in the Company’s accompanying financial statements as it does not participate in the risk-sharing provisions of ACA.

Correction of Errors

During 2015, the Company did not record any corrections of errors.

During 2014, the Company discovered an error related to prior years that resulted in a direct decrease in unassigned surplus of $10,931 before income taxes at December 31, 2014 for the incorrect coding on a reinsurance table for mortality on ages 70+ for several reinsurance treaties.

17

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

During 2013, the Company discovered errors related to a prior year that resulted in a direct increase in unassigned surplus at December 31, 2013 for various valuation reserve errors of $8,169, timing delay in reporting reinsurance ceded on a death claim receivable of $2,956, and incorrect coding in a system on a reinsurance rate for a reinsurance treaty of $383. Additionally, the Company discovered errors that resulted in a direct decrease in unassigned surplus at December 31, 2013 for an error in a system coding resulting in an incorrect calculation of policyholder dividends in the year of the policyholders’ death of $509 and an incorrect accrual calculated on a third party administrative fees receivable of $1,259.

NOTE 2 – STATUTORY MERGER

On July 1, 2014, the Company merged with Acacia and Union Central (the Merger), both wholly owned subsidiaries of the Company prior to the Merger. This transaction was accounted for as a statutory merger. No additional shares of the Company were issued. 2013 was adjusted during 2014 to reflect comparative merged company financial information.

NOTE 3 - INVESTMENTS

Bonds

The cost or amortized cost and estimated fair value of bonds as of December 31, 2015 and 2014 are summarized as follows:

	December 31, 2015
	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
U.S. Government	$394,542	$20,054	$(445)	$414,151
All other governments	3,018	1	(13)	3,006
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	522,670	21,214	(3,033)	540,851
Hybrid securities	47,806	3,584	(1,400)	49,990
Industrial and miscellaneous (unaffiliated)	7,326,247	216,809	(135,496)	7,407,560
Total bonds	$8,294,283	$261,662	$(140,387)	$8,415,558

	December 31, 2014
	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
U.S. Government	$482,715	$28,656	$(925)	$510,446
All other governments	-	-	-	-
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	570,838	27,701	(2,134)	596,405
Hybrid securities	63,513	7,348	(141)	70,720
Industrial and miscellaneous (unaffiliated)	5,853,056	363,534	(22,190)	6,194,400
Total bonds	$6,970,122	$427,239	$(25,390)	$7,371,971

At December 31, 2015 and 2014, the amortized cost of bonds was reduced by $246 and $75, respectively, of cumulative fair value adjustments on bonds rated NAIC 6 to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $8,294,037 and $6,970,047, respectively.

18

NOTE 3 - INVESTMENTS, (continued)

The cost or amortized cost and estimated fair value of bonds at December 31, 2015 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or
	Amortized
	Cost	Fair Value
Due in one year or less	$222,231	$226,586
Due after one year through five years	2,071,312	2,187,019
Due after five years through ten years	2,921,865	2,908,488
Due after ten years	2,908,850	2,918,662
Bonds with multiple repayment dates	170,025	174,803
Total bonds	$8,294,283	$8,415,558

Proceeds from the sales of bonds were $304,145, $172,634, and $211,636 for the years ended December 31, 2015, 2014 and 2013, respectively.

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2015	2014	2013
Bonds:
Gross realized capital gains on sales	$12,211	$8,536	$16,415
Gross realized capital losses on sales	(866)	(179)	(632)
Net realized capital gains on sales	11,345	8,357	15,783
Other, including impairments and net gain on dispositions
other than sales	(10,715)	(3,911)	62,208
Total bonds	630	4,446	77,991
Preferred stocks	768	252	-
Common stocks	28,489	17,315	47,912
Mortgage loans	(1,521)	(533)	7,688
Real estate	1,990	3,116	2,292
Miscellaneous investments	16,097	8,688	(725)
Realized capital gains before federal income taxes
and transfer to IMR	46,453	33,284	135,158
Realized capital gains transferred to IMR	7,828	6,257	86,044
Federal income tax expense (benefit)	28,671	22,485	(22,608)
Net realized capital gains	$9,954	$4,542	$71,722

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $350,000 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.5% of the advances less the amount of the asset-based membership stock held. As part of the agreement, $18,198 and $14,504 in stock was owned at December 31, 2015 and 2014, respectively. The Company had no outstanding balance related to the line of credit at any time during 2015 and 2014.

19

NOTE 3 - INVESTMENTS, (continued)

The amount of FHLB capital stock held, in aggregate, and classified as of December 31, 2015 and 2014 is as follows:

	General Account
	2015	2014
Membership stock - class A	$382	$430
Membership stock - class B	17,505	13,198
Excess stock	311	156
Aggregate total	$18,198	$14,504
Actual or estimated borrowing capacity as determined by the insurer	$506,734	$596,614

As of December 31, 2015 and 2014, the Company did not have any FHLB membership stock listed above eligible for redemption.

As of December 31, 2015 and 2014, the Company had issued $450,000 and $350,000, respectively, of funding agreements with the FHLB. There is $506,481 and $592,430 of bonds pledged as collateral at December 31, 2015 and 2014, respectively, as a result of this agreement. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves are reported in deposit-type funds of $450,195 and $350,076 on the Balance Sheets – Statutory Basis as of December 31, 2015 and 2014, respectively.

The values of the bonds pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31, 2015 and 2014 is as follows:

	General Account
	2015	2014
Fair value	$526,490	$619,665
Carrying value	$506,481	$592,430
Aggregate total borrowing - funding agreements	$450,000	$350,000

The maximum amount of collateral pledged to the FHLB during December 31, 2015 and 2014 is as follows:

	General Account
	2015	2014
Fair value	$626,130	$619,665
Carrying value	$590,135	$592,430
Amount borrowed at time of maximum collateral - funding agreements	$450,000	$350,000

The Company does not have any prepayment obligations related to the funding agreements.

20

NOTE 3 - INVESTMENTS, (continued)

Restricted Assets

A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock and cash at cost or amortized cost as of December 31, 2015 and 2014 is as follows:

	December 31, 2015
	Gross Restricted				Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$18,198	$14,504	$3,694	$18,198	0.099%	0.100%
On deposit with states	125,848	125,578	270	125,848	0.687%	0.693%
Pledged collateral to FHLB
(including assets backing
funding agreements)	506,481	592,430	(85,949)	506,481	2.764%	2.791%
Pledged as collateral not
captured in other categories:
Derivatives	39,964	26,995	12,969	39,964	0.218%	0.220%
Other restricted assets:
Policy loans from
reinsurance assumed	164,929	-	164,929	164,929	0.900%	0.909%
Bonds and short-term
investments from
reinsurance assumed	1,207,407	-	1,207,407	1,207,407	6.590%	6.653%
Total restricted assets	$2,062,827	$759,507	$1,303,320	$2,062,827	11.258%	11.366%

	December 31, 2014
	Gross Restricted				Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$14,504	$11,747	$2,757	$14,504	0.086%	0.086%
On deposit with states	125,578	143,413	(17,835)	125,578	0.742%	0.747%
Pledged collateral to FHLB
(including assets backing
funding agreements)	592,430	334,396	258,034	592,430	3.499%	3.522%
Pledged as collateral not
captured in other categories:
Derivatives	26,995	33,527	(6,532)	26,995	0.159%	0.160%
Total restricted assets	$759,507	$523,083	$236,424	$759,507	4.486%	4.515%

21

NOTE 3 - INVESTMENTS, (continued)

An aging of unrealized losses on the Company’s investments in bonds, preferred stocks and unaffiliated common stocks were as follows:

	December 31, 2015
	Less than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Bonds:
U.S. Governments	$15,920	$(74)	$8,757	$(371)	$24,677	$(445)
All other governments	2,400	(13)	-	-	2,400	(13)
Special revenue and special
assessment obligations and all
non-guaranteed obligations of
agencies and authorities of
governments and their political
subdivisions	127,306	(2,274)	21,369	(759)	148,675	(3,033)
Hybrid securities	13,334	(1,400)	-	-	13,334	(1,400)
Industrial and miscellaneous
(unaffiliated)	3,161,664	(120,845)	188,781	(14,651)	3,350,445	(135,496)
Total bonds	3,320,624	(124,606)	218,907	(15,781)	3,539,531	(140,387)
Preferred stocks	4,643	(112)	-	-	4,643	(112)
Common stocks	121,306	(7,860)	1,426	(404)	122,732	(8,264)
Total	$3,446,573	$(132,578)	$220,333	$(16,185)	$3,666,906	$(148,763)

	December 31, 2014
	Less than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Bonds:
U.S. Governments	$4,334	$(15)	$29,727	$(910)	$34,061	$(925)
All other governments	-	-	-	-	-	-
Special revenue and special
assessment obligations and all
non-guaranteed obligations of
agencies and authorities of
governments and their political
subdivisions	24,650	(191)	100,048	(1,943)	124,698	(2,134)
Hybrid securities	4,850	(141)	-	-	4,850	(141)
Industrial and miscellaneous
(unaffiliated)	602,608	(11,063)	422,285	(11,127)	1,024,893	(22,190)
Total bonds	636,442	(11,410)	552,060	(13,980)	1,188,502	(25,390)
Preferred stocks	-	-	-	-	-	-
Common stocks	30,325	(1,803)	1,907	(213)	32,232	(2,016)
Total	$666,767	$(13,213)	$553,967	$(14,193)	$1,220,734	$(27,406)

The unrealized losses related to bonds in 2015 and 2014 reported above were partially due to credit-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on bonds represent an other-than-temporary impairment as of December 31, 2015 and 2014.

22

NOTE 3 - INVESTMENTS, (continued)

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company recorded realized losses for other-than-temporary impairments on unaffiliated common stocks of $3,254, $0 and $197 during 2015, 2014 and 2013, respectively.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2015 and 2014, bonds totaling $290,926 and $225,149, respectively, (3.4% and 3.2%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2015, 2014 and 2013, the Company recorded realized losses for other-than-temporary impairments on bonds of $8,166, $4,084 and $1,931, respectively.

The Company has exposure to subprime mortgage loans within its total investments in loan-backed and structured securities. The Company manages its exposure to subprime mortgage loans in several ways. First, the Company monitors its exposure level to loan-backed and structured securities against defined restrictions prescribed by its Investment Policy. Restrictions include exposure at the aggregate level to loan-backed and structured securities along with exposure to ratings classes and subsectors. Also, the Company continually tracks subprime loan-backed and structured securities for factors including credit performance, rating agency actions, prepayment trends and de-levering. Loans with trends that may indicate underperformance are monitored closely for any further deterioration that may result in action by the Company.

As of December 31, 2015 and 2014, the Company's total investment in non-agency residential loan-backed and structured securities represents securities with an adjusted cost basis of $138,285 and $127,935 and a fair value of $148,441 and $138,279, respectively. Additionally, as of December 31, 2015 and 2014, the Company’s exposure related to subprime loan-backed and structured securities represents securities with a carrying value of $44,494 and $56,278 and a fair value of $47,873 and $60,055, respectively.

A summary of loan-backed and structured security investments with recognized other-than-temporary impairments in 2015 is as follows:

	Amortized Cost Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
March 31, 2015
Present value of cash flows	$-	$-	$-	$-
June 30, 2015
Present value of cash flows	$1,888	$-	$583	$2,124
September 30, 2015
Present value of cash flows	$2,836	$-	$635	$2,370
December 31, 2015
Present value of cash flows	$138	$-	$138	$134

A detail summary of the loan-backed and structured security investments with recognized other-than-temporary impairments listed above is as follows:

June 30, 2015
CUSIP	Amortized Cost Before OTTI	Projected Cash Flows	Recognized OTTI Impairment	Amortized Cost After OTTI	Fair Value
12669EUC8	$275	$108	$167	$108	$339
55265WDU4	637	457	180	457	649
94985EAD3	735	579	156	579	897
15132EDR6	241	161	80	161	239
Total	$1,888	$1,305	$583	$1,305	$2,124

23

NOTE 3 - INVESTMENTS, (continued)

September 30, 2015
CUSIP	Amortized Cost Before OTTI	Projected Cash Flows	Recognized OTTI Impairment	Amortized Cost After OTTI	Fair Value
05948XXH9	$737	$645	$92	$645	$677
22541SZX9	323	210	113	210	329
36228FK39	1,189	909	280	909	612
378961AW6	587	437	150	437	752
Total	$2,836	$2,201	$635	$2,201	$2,370

December 31, 2015
CUSIP	Amortized Cost Before OTTI	Projected Cash Flows		Recognized OTTI Impairment	Amortized Cost After OTTI	Fair Value
57643MDR2	$138	$		$138	$-	$134
Total	$138		$-	$138	$-	$134

A summary of loan-backed and structured security investments with recognized other-than-temporary impairments in 2014 is as follows:

	Amortized Cost Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
March 31, 2014
Present value of cash flows	$-	$-	$-	$-
June 30, 2014
Present value of cash flows	$1,589	$-	$734	$870
September 30, 2014
Present value of cash flows	$-	$-	$-	$-
December 31, 2014
Present value of cash flows	$973	$-	$213	$766

A detail summary of the loan-backed and structured security investments with recognized other-than-temporary impairments listed above is as follows:

June 30, 2014
CUSIP	Amortized Cost Before OTTI	Projected Cash Flows	Recognized OTTI Impairment	Amortized Cost After OTTI	Fair Value
12669EEP7	$194	$91	$103	$91	$107
12669EL20	196	92	104	92	87
12669EUC8	508	378	130	378	381
12669EUD6	215	47	168	47	65
466247FG3	476	247	229	247	230
Total	$1,589	$855	$734	$855	$870

December 31, 2014
CUSIP	Amortized Cost Before OTTI	Projected Cash Flows	Recognized OTTI Impairment	Amortized Cost After OTTI	Fair Value
589929X45	$973	$760	$213	$760	$766
Total	$973	$760	$213	$760	$766

24

NOTE 3 - INVESTMENTS, (continued)

A summary of loan-backed and structured security investments with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2015
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses

Structured securities	$501,493	$490,751	$(10,742)	$254,538	$245,119	$(9,419)

December 31, 2014
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses

Structured securities	$320,993	$318,451	$(2,542)	$182,955	$178,471	$(4,484)

Mortgage Loans and Real Estate

For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations. Residential mortgage loans which are delinquent as to principal and interest 90 days or more are classified as nonperforming loans.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2015	2014
DSCR distribution
Below 1.0	$63,487	$79,652
1.0 - 1.2	197,515	203,701
1.2 - 1.8	637,833	599,196
Greater than 1.8	337,926	272,433
Total	$1,236,761	$1,154,982

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2015	2014
Loan to value
Below 60%	$11,245	$10,245
60-75%	5,749	3,892
Total	$16,994	$14,137

25

NOTE 3 - INVESTMENTS, (continued)

The key credit quality indicators for the residential mortgage loans are based on payment activity as follows:

	December 31, 2015
	Residential First Mortgages	Second Trusts	Total
Performing	$179,296	$16,412	$195,708
Non-performing	8,571	485	9,056
Total	$187,867	$16,897	$204,764

	December 31, 2014
	Residential First Mortgages	Second Trusts	Total
Performing	$197,685	$23,482	$221,167
Non-performing	11,809	556	12,365
Total	$209,494	$24,038	$233,532

An aging analysis of the loans held by the Company is summarized as follows:

	December 31, 2015
	Residential	Commercial	Total
Recorded investment (all)
Current	$191,874	$1,253,755	$1,445,629
30-59 days past due	3,414	-	3,414
60-89 days past due	421	-	421
90-179 days past due	2,096	-	2,096
180+ days past due	6,959	-	6,959
Interest reduced
Recorded investment	199	-	199
Number of loans	1	-	1
Percent reduced	0.25%	-%	0.25%

	December 31, 2014
	Residential	Commercial	Total
Recorded investment (all)
Current	$216,233	$1,169,119	$1,385,352
30-59 days past due	4,238	-	4,238
60-89 days past due	697	-	697
90-179 days past due	1,682	-	1,682
180+ days past due	10,682	-	10,682
Interest reduced
Recorded investment	409	3,510	3,919
Number of loans	3	1	4
Percent reduced	1.31%	1.24%	1.29%

26

NOTE 3 - INVESTMENTS, (continued)

At December 31, 2015, the average size of an individual commercial mortgage loan was $1,478. The average size of an individual residential mortgage loan was $257. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted. For residential loans, the Company recognizes due and accrued interest income on impaired loans if under 90 days delinquent. Loans 90 days past due or greater will be placed on non-accrual status and all previously accrued interest will be reversed.

The Company had mortgage reserves (the mortgage component of the AVR) of $10,177 and $10,085 at December 31, 2015 and 2014, respectively. As of December 31, 2015, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 9.50% and 3.38% for commercial mortgage loans and 10.00% and 2.00% for residential mortgage loans.

In 2015, the Company issued 107 new commercial mortgage loans at the maximum and minimum rates of interest of 5.50% and 3.5% totaling $269,949. The Company did not acquire any new residential mortgage loans in 2015.

At December 31, 2015 and 2014, the Company held no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

Commercial and residential mortgage loans are evaluated individually for impairment. The Company had impairments for commercial mortgage loans in the amounts of $133, $0, and $788 and for residential mortgage loans of $1,547, $1,350 and $1,815 during 2015, 2014 and 2013, respectively.

The investment in impaired loans with or without credit losses are as follows:

	December 31, 2015
	Residential	Commercial	Total
No allowance for credit losses	$50,386	$6,439	$56,825

	December 31, 2014
	Residential	Commercial	Total
No allowance for credit losses	$20,997	$6,373	$27,370

A summary of information pertaining to impaired loans is as follows:

	December 31, 2015
	Residential	Commercial	Total

Average recorded investment	$33,815	$5,160	$38,975
Interest income recognized	1,630	260	1,890
Recorded investments on nonaccrual status	9,056	-	9,056
Amount of interest income recognized using the cash basis method
of accounting	1,606	260	1,866

	December 31, 2014
	Residential	Commercial	Total

Average recorded investment	$20,071	$6,394	$26,465
Interest income recognized	556	369	925
Recorded investments on nonaccrual status	11,922	3,510	15,432
Amount of interest income recognized using the cash basis method
of accounting	527	369	896

27

NOTE 3 - INVESTMENTS, (continued)

The mortgage loans derecognized as a result of foreclosure is as follows:

	December 31
	2015	2014
Aggregate amount of mortgage loans derecognized	$2,444	$812
Real estate collateral recognized	2,587	847

Troubled Debt Restructuring

At December 31, 2015, the Company had 138 residential mortgage loans with restructured terms with a carry value of $47,722 and interest income of $1,690, and one commercial mortgage loan with restructured terms with a carry value of $2,789 and interest income of $185. At December 31, 2014, the Company had 48 residential mortgage loans with restructured terms with a carry value of $19,105 and interest income of $556, and two commercial mortgage loans with restructured terms with a carry value of $6,373 and interest income of $369. The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring. The Company’s income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method. There were nine and ten short sales on residential mortgage loans in 2015 and 2014, respectively.

The Company had one commercial real estate property impairment in 2015 and 2014. Impairment losses of $380 and $200 were recorded for commercial real estate for the years ended December 31, 2015 and 2014, respectively. The Company had three residential real estate property impairments in 2015 and 2014. Impairment losses of $21 and $81 were recorded for residential real estate for the years ended December 31, 2015 and 2014, respectively. Fair value for impaired commercial real estate and residential real estate was determined by valuations based on internal and/or external appraisals. The real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company had five and one commercial real estate sales in 2015 and 2014, respectively, and recorded a gain of $2,238 and $2,352 respectively. The Company had four and 12 residential real estate sales in 2015 and 2014, respectively, and recorded a gain of $153 and $1,045 respectively. The gains recorded on sales are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The commercial real estate properties classified as held for sale have recorded values of $12,258 and $8,700 for the years ended December 31, 2015 and 2014, respectively. The residential real estate properties classified as held for sale have recorded values of $405 and $293 for the years ended December 31, 2015 and 2014, respectively.

Commercial real estate was either sold or classified as held for sale based on the Company’s intent to dispose of certain property via sale within one year based on economic factors.

Residential real estate is acquired through the foreclosure of residential mortgage loans. The Company’s intent is to dispose of all acquired residential real estate by sale as soon as economically feasible, which is typically within one year from acquisition.

Low-Income Housing Tax Credit Investments

The Company has up to 12 remaining years of unexpired tax credits and is required to hold these investments for up to 16 years. During 2015 and 2014, the Company recognized $678 and $(1,186) of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets – Statutory Basis in other investments was $43,111 and $3,411 and in other liabilities was $37,009 and $0 for the years ended December 31, 2015 and 2014, respectively. The Company has made unconditional commitments to provide additional capital contributions in low income housing partnerships of $10,828, $19,317, $5,135 in 2016, 2017 and 2018, respectively, and $1,728 thereafter. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized $0 of impairment losses related to LIHTC during December 31, 2015 and 2014. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits during December 31, 2015 and 2014.

28

NOTE 3 - INVESTMENTS, (continued)

Offsetting and Netting of Assets and Liabilities

As of December 31, 2015 and 2014, respectively, the Company held call options with gross recognized assets of $19,545 and $38,970 and gross recognized liabilities of $9,096 and $20,572 that qualified for offsetting and netting. The gross recognized liabilities of $9,096 and $20,572, respectively, were offset with the gross recognized assets of $19,545 and $38,970, respectively, in accordance with NAIC SAP, Offsetting and Netting of Assets and Liabilities. The net asset amount of $10,449 and $18,398, respectively, was recorded in other investments on the Balance Sheets – Statutory Basis.

Net Investment Income

Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2015	2014	2013
Income:
Bonds	$319,981	$315,831	$337,566
Preferred stocks	284	183	521
Common stocks	7,956	7,540	24,837
Mortgage loans	79,785	74,909	79,417
Real estate *	18,184	18,388	18,852
Loans on insurance contracts	19,296	18,726	18,400
Short-term investments	75	73	38
Derivatives	6,135	41,041	(42,575)
Miscellaneous investments	22,041	22,517	20,410
Amortization of interest maintenance reserve	6,788	7,192	7,469
Gross investment income	480,525	506,400	464,935
Expenses:
Depreciation	4,833	4,591	5,073
Other	38,396	40,062	44,429
Total investment expenses	43,229	44,653	49,502
Net investment income	$437,296	$461,747	$415,433

*	Includes amounts for the occupancy of company-owned property of $8,893, $8,211 and $8,531 in 2015, 2014, and 2013, respectively.

Fair Value Measurements

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

29

NOTE 3 - INVESTMENTS, (continued)

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

The following table provides information as of December 31, 2015 and 2014 about the Company’s financial assets and liabilities measured and reported at fair value:

	December 31, 2015
	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds
Industrial and miscellaneous (unaffiliated)	$-	$173	$76	$249
Total bonds	-	173	76	249
Common stock
Industrial and miscellaneous (unaffiliated)	395,391	-	-	395,391
Total common stocks	395,391	-	-	395,391
Other investments	20,269	-	-	20,269
Derivative assets
Index & exchange traded index call options	12,803	10,449	-	23,252
Total other investments	33,072	10,449	-	43,521
Separate account assets	6,278,216	-	-	6,278,216
Total assets at fair value	$6,706,679	$10,622	$76	$6,717,377

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$5,782	$-	$-	$5,782
Total liabilities at fair value	$5,782	$-	$-	$5,782

30

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2014
	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds
Industrial and miscellaneous (unaffiliated)	$-	$-	$209	$209
Total bonds	-	-	209	209
Common stock
Industrial and miscellaneous (unaffiliated)	394,104	-	-	394,104
Total common stocks	394,104	-	-	394,104
Other investments	21,302	-	-	21,302
Derivative assets
Index & exchange traded index call options	17,792	18,398	-	36,190
Total other investments	39,094	18,398	-	57,492
Separate account assets	6,679,921	-	-	6,679,921
Total assets at fair value	$7,113,119	$18,398	$209	$7,131,726

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$10,826	$-	$-	$10,826
Total liabilities at fair value	$10,826	$-	$-	$10,826

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities

These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, certain index and exchange traded index call options and equity put options. Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted net asset values in active markets for identical securities. Exchange traded call options are classified as Level 1. Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments where fair value represents net asset values received from fund managers who stand ready to transact at the quoted values.

Level 2 – Financial Assets

The Company’s Level 2 assets include bonds and Index call options. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the Index call options. The broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets

The Company classified non-agency mortgage-backed securities carried at fair value due to NAIC 6 ratings in Level 3. The primary inputs to valuation include reported trades, bids, benchmark yields, credit spreads, estimated cash flows, prepayment speeds, and collateral performance. Collateral performance is analyzed for each security and includes default rates, loss severity rates and prepayment speeds. These securities were classified in Level 3 due to the price being based on unobservable market data due to lack of observable measurements.

31

NOTE 3 - INVESTMENTS, (continued)

The following tables summarize changes to our financial instruments for the years ended December 31, 2015 and 2014 carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements:

	Beginning balance at 1/1/2015	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Settlements	Ending balance at 12/31/2015
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$209	$156	$(184)	$(49)	$(1)	$(55)	$76
Total assets	$209	$156	$(184)	$(49)	$(1)	$(55)	$76

	Beginning balance at 1/1/2014	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Settlements	Ending balance at 12/31/2014
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$88	$293	$(138)	$(30)	$37	$(41)	$209
Total assets	$88	$293	$(138)	$(30)	$37	$(41)	$209

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. There were no transfers between Level 1 and 2 during 2015 or 2014.

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value for the periods ended December 31, 2015 and 2014:

December 31, 2015
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Residential mortgage-	$76	Discounted	Constant prepayment	6% - 20%	Decrease
backed securities ³		cash flows	rate	(13%)
			Constant default rate	1%-3%	Decrease
(2%)
			Loss severity	22% - 75%	Decrease
(37%)

¹ The weighted average is determined based on the fair value of the securities.

²	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
³	Primarily mezzanine tranches of non-agency residential mortgage-backed securities and includes $0 of investment grade securities based on NAIC rating.

32

NOTE 3 - INVESTMENTS, (continued)

December 31, 2014
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Residential mortgage-	$209	Discounted	Constant prepayment	16% - 18%	Decrease
backed securities ³		cash flows	rate	(17%)
			Constant default rate	1% - 1%	Decrease
(1%)
			Loss severity	22% - 40%	Decrease
(31%)

¹ The weighted average is determined based on the fair value of the securities.

²	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
³	Primarily mezzanine tranches of non-agency residential mortgage-backed securities and includes $0 of investment grade securities based on NAIC rating.

The tables below reflect the fair values and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were not practicable to calculate a fair value. The fair values are also categorized into the three-level fair value hierarchy as described previously:

	December 31, 2015
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3
Assets:
Bonds	$8,415,558	$8,294,037	$-	$6,802,465	$1,613,093
Preferred stocks	8,401	8,402	-	8,401	-
Common stocks	413,589	413,589	395,391	18,198	-
Mortgage loans	1,529,789	1,458,519	-	-	1,529,789
Cash, cash equivalents and short-term
investments	238,676	238,676	238,676	-	-
Loans on insurance contracts	566,189	520,163	-	-	566,189
Other investments	106,672	105,855	34,846	28,042	43,784
Investment income due and accrued	103,072	103,072	103,072	-	-
Separate account assets	6,278,575	6,278,575	6,278,575	-	-
Total financial assets	$17,660,521	$17,420,888	$7,050,560	$6,857,106	$3,752,855

Liabilities:
Deposit-type funds	$857,990	$857,978	$-	$-	$857,990
Derivative liabilities	5,782	5,782	5,782	-	-
Borrowings	1,401	1,403	-	-	1,401
Separate account liabilities	6,278,575	6,278,575	6,278,575	-	-
Total financial liabilities	$7,143,748	$7,143,738	$6,284,357	$-	$859,391

33

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2014
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3
Assets:
Bonds	$7,371,971	$6,970,047	$-	$6,078,204	$1,293,767
Preferred stocks	2,389	1,815	-	-	2,389
Common stocks	408,608	408,608	394,104	14,504	-
Mortgage loans	1,504,955	1,402,651	-	-	1,504,955
Cash, cash equivalents and short-term
investments	158,315	158,315	158,315	-	-
Loans on insurance contracts	372,093	339,893	-	-	372,093
Other investments	71,172	70,074	39,978	27,033	4,161
Investment income due and accrued	79,876	79,876	79,876	-	-
Separate account assets	6,679,996	6,679,996	6,679,996	-	-
Total financial assets	$16,649,375	$16,111,275	$7,352,269	$6,119,741	$3,177,365

Liabilities:
Deposit-type funds	$672,904	$672,362	$-	$-	$672,904
Derivative liavilities	10,826	10,826	10,826	-	-
Borrowings	-	-	-	-	-
Separate account liabilities	6,679,996	6,679,996	6,679,996	-	-
Total financial liabilities	$7,363,726	$7,363,184	$6,690,822	$-	$672,904

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds and preferred stocks: The fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds and preferred stocks priced based on observable market information are assigned to Level 2. Bonds and preferred stocks priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB carrying amount approximates fair value and as such are assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair values of commercial mortgage loans are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments. The fair value of residential mortgage loans was determined based on a discounted cash flow methodology performed by a third party. The discounted cash flow methodology incorporated historical performance, borrower, collateral and underwriting characteristics and broader macroeconomic factors.

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

34

NOTE 3 - INVESTMENTS, (continued)

Other investments and derivative liabilities: Public equity securities are classified as Level 1 securities as the fair values are based on quoted prices in active markets. Exchange traded index call options and equity put options are classified as Level 1 since the valuations are based on quoted net asset values in active markets for identical securities. U.S. government agency securities are classified as Level 2 as the prices are based on observable market data. Index call options where the primary inputs to valuations include broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades and as such are also assigned to Level 2. The fair value for other investments assigned to Level 3 are internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments carried on the equity method are not included as part of the fair value disclosure.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

Separate account assets and liabilities: The fair values of separate account assets are based upon net asset values provided by the fund managers. Separate account liabilities are carried at the fair value of the underlying assets.

NOTE 4 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

The components of the net deferred tax asset/(liability) as of December 31, 2015 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$254,630	$11,708	$266,338
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	254,630	11,708	266,338
Deferred tax assets non-admitted	96,598	-	96,598
Subtotal net admitted deferred tax assets	158,032	11,708	169,740
Deferred tax liabilities	(23,122)	(46,283)	(69,405)
Net admitted deferred tax assets/(net deferred tax liability)	$134,910	$(34,575)	$100,335

35

NOTE 4 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2015 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$94,032	$-	$94,032
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$6,303	$-	$6,303
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$6,303	$-	$6,303
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$211,200
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$57,697	$11,708	$69,405
Deferred tax assets admitted as the result of application
of NAIC SAP	$158,032	$11,708	$169,740

The components of the net deferred tax asset/(liability) as of December 31, 2014 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$209,722	$9,652	$219,374
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	209,722	9,652	219,374
Deferred tax assets non-admitted	40,086	-	40,086
Subtotal net admitted deferred tax assets	169,636	9,652	179,288
Deferred tax liabilities	(25,015)	(69,468)	(94,483)
Net admitted deferred tax assets/(net deferred tax liability)	$144,621	$(59,816)	$84,805

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2014 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$-	$-	$-
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$84,805	$-	$84,805
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$84,805	$-	$84,805
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$230,395
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$84,831	$9,652	$94,483
Deferred tax assets admitted as the result of application
of NAIC SAP	$169,636	$9,652	$179,288

36

NOTE 4 - INCOME TAXES, (continued)

The changes in the components of the net deferred tax asset/(liability) from December 31, 2014 to December 31, 2015 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$44,908	$2,056	$46,964
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	44,908	2,056	46,964
Deferred tax assets non-admitted	56,512	-	56,512
Subtotal net admitted deferred tax assets	(11,604)	2,056	(9,548)
Deferred tax liabilities	1,893	23,185	25,078
Net admitted deferred tax assets/(net deferred tax liability)	$(9,711)	$25,241	$15,530

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$94,032	$-	$94,032
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$(78,502)	$-	$(78,502)
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$(78,502)	$-	$(78,502)
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$(19,195)
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$(27,134)	$2,056	$(25,078)
Deferred tax assets admitted as the result of application
of NAIC SAP	$(11,604)	$2,056	$(9,548)

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

The Company used the following amounts in determining the DTA admissibility:

	2015	2014
Ratio percentage used to determine recovery period and
threshold limitation above [Ex DTA ACL RBC ratio]	1,188%	1,367%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$1,407,999	$1,535,968

There were no tax planning strategies utilized as of December 31, 2015 or 2014.

The provision for incurred/(recovered) federal income taxes on earnings are:

	Years ended December 31
	2015	2014	2013
Federal	$64,343	$(8,803)	$(34,127)
Foreign	-	-	-
Subtotal	64,343	(8,803)	(34,127)
Federal income tax on net capital gains	31,411	24,675	7,506
Utilization of capital loss carry-forwards	-	-	-
Other	-	(189)	9
Federal and foreign income tax incurred/(recovered)	$95,754	$15,683	$(26,612)

37

NOTE 4 - INCOME TAXES (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2015	2014	2013	from 2014	from 2013
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$114	$121	$132	$(7)	$(11)
Unearned premium reserve	503	497	434	6	63
Policyholder reserves	50,724	42,104	42,815	8,620	(711)
Investments	1,085	1,451	2,176	(366)	(725)
Deferred acquisition costs	110,741	73,793	71,067	36,948	2,726
Policyholder dividends accrual	7,804	8,534	8,712	(730)	(178)
Fixed assets	688	696	734	(8)	(38)
Compensation and benefits accrual	39,607	41,069	38,663	(1,462)	2,406
Receivables - non-admitted	26,708	24,993	22,835	1,715	2,158
Net operating loss carry-forward	-	-	36,121	-	(36,121)
Tax credit carry-forward	612	960	1,225	(348)	(265)
Other (including items <5% of total
ordinary tax assets)	16,044	15,504	13,474	540	2,030
Subtotal	254,630	209,722	238,388	44,908	(28,666)
Statutory valuation allowance adjustment	-	-	-	-	-
Non-admitted deferred tax assets	96,598	40,086	56,431	56,512	(16,345)
Admitted ordinary deferred tax assets	$158,032	$169,636	$181,957	$(11,604)	$(12,321)

Capital
Investments	$4,925	$3,431	$3,104	$1,494	$327
Real Estate	6,606	5,034	4,951	1,572	83
Other (including items <5% of total
ordinary tax assets)	177	1,187	1,617	(1,010)	(430)
Subtotal	11,708	9,652	9,672	2,056	(20)
Statutory valuation allowance adjustment	-	-	-	-	-
Non-admitted	-	-	-	-	-
Admitted capital deferred tax assets	11,708	9,652	9,672	2,056	(20)
Admitted deferred tax assets	$169,740	$179,288	$191,629	$(9,548)	$(12,341)

Deferred tax liabilities:
Ordinary
Investments	$3,456	$4,249	$3,700	$(793)	$549
Fixed assets	9,230	9,037	6,566	193	2,471
Policyholder reserves	5,699	6,711	7,745	(1,012)	(1,034)
Unearned commissions	3,969	4,256	3,690	(287)	566
Other (including items <5% of total
ordinary tax liabilities)	768	762	849	6	(87)
Subtotal	$23,122	$25,015	$22,550	$(1,893)	$2,465

38

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2015	2014	2013	from 2014	from 2013
Capital
Investments	$46,283	$69,468	$70,900	$(23,185)	$(1,432)
Real estate	-	-	223	-	(223)
Subtotal	$46,283	$69,468	$71,123	$(23,185)	$(1,655)

Deferred tax liabilities	$69,405	$94,483	$93,673	$(25,078)	$810

Net deferred tax assets	$100,335	$84,805	$97,956	$15,530	$(13,151)

The change in the net admitted deferred tax assets was $15,530, $(13,151) and $(6,818) for the years ended December 31, 2015, 2014 and 2013, respectively. The change in non-admitted deferred tax assets of $56,512, $(16,345) and $(101,917) was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2015, 2014 and 2013, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2015	2014	Change
Total gross deferred tax assets	$266,338	$219,374	$46,964
Total deferred tax liabilities	69,405	94,483	(25,078)
Net deferred tax asset	$196,933	$124,891	72,042
Tax effect of change in unrealized losses and pension liability			(25,817)
Change in net deferred income tax			$46,225

	2014	2013	Change
Total gross deferred tax assets	$219,374	$248,060	$(28,686)
Total deferred tax liabilities	94,483	93,673	810
Net deferred tax asset	$124,891	$154,387	(29,496)
Tax effect of change in unrealized gains and pension liability			5,651
Change in net deferred income tax			$(23,845)

	2013	2012	Change
Total gross deferred tax assets	$248,060	$303,983	$(55,923)
Total deferred tax liabilities	93,673	40,861	52,812
Net deferred tax asset	$154,387	$263,122	(108,735)
Tax effect of change in unrealized gains and pension liability			28,811
Change in net deferred income tax			$(80,077)

39

NOTE 4 - INCOME TAXES, (continued)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2015, 2014 and 2013 were as follows:

	2015	2014	2013
Net gain from operations before income taxes	$44,891	$116,309	$85,735
Net realized capital gains before income taxes	46,453	33,284	135,158
Term coinsurance agreement and emerging profits	-	(3,856)	(182)
Prior year errors	-	(10,931)	9,740
Change in unauthorized reinsurance	-	-	22
Total pre-tax statutory income	91,344	134,806	230,473
Change in non-admitted assets	(4,900)	(6,163)	23,730
IMR amortization	(6,788)	(6,952)	(7,397)
Affordable Care Act assessment	11,251	8,154	-
Tax-exempt income	(11,213)	(17,443)	(19,182)
Intercompany reinsurance transaction	-	-	(49,097)
Realized gain on dissolution of subsidiary	-	-	(1,539)
Investment in subsidiary held for sale	-	-	(4,576)
Dividend from affiliate	-	-	(18,499)
IMR transferred in coinsurance treaties	61,838	-	-
Non-deductible expense	2,481	2,356	2,469
Other	(923)	(380)	(2,440)
Subtotal	143,090	114,378	153,942
Statutory tax rate	0.35	0.35	0.35
Subtotal	50,082	40,032	53,880
Tax credits	(553)	(504)	(415)
Total statutory income taxes	$49,529	$39,528	$53,465

Federal and foreign income tax incurred/(recovered)	$95,754	$15,683	$(26,612)
Change in deferred income tax	(46,225)	23,845	80,077
Total statutory income taxes	$49,529	$39,528	$53,465

The Company has carryovers to subsequent years as follows:

Year of Origination	Foreign Tax Credit Amount	Year of Expiration
2008	$164	2018
2009	$410	2019
2012	$38	2022

At December 31, 2015, the Company did not have any net operating loss, net capital loss and/or alternative minimum tax (AMT) carry forwards.

The amount of federal income which is available for recoupment in the event of future losses is as follows:

Tax Year	Ordinary	Capital	Total
2014	$-	$10,273	$10,273
2015	$61,568	$27,890	$89,458

There were no deposits admitted under IRC Section 6033.

40

NOTE 4 - INCOME TAXES, (continued)

The Company joins in a consolidated federal income tax return filed by AMHC. The members of the affiliated group joining in the AMHC consolidated return are as follows:

Ameritas Holding Company	Calvert Investments, Inc.
Ameritas Investment Partners, Inc.	Calvert Investment Management, Inc.
Ameritas Life Insurance Corp.	Calvert Investment Administrative Services, Inc.
Ameritas Life Insurance Corp. of New York	Calvert Investment Distributors, Inc.
Ameritas Investment Corp.	Calvert Investment Services, Inc.

The Company’s income tax allocation is based upon a written agreement which generally specifies separate return calculation with current credit for net operating losses, net capital losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

In 2015, the Company received $11,722 as a return of capital from its wholly owned subsidiary, Griffin, which was accounted for as a reduction in its carrying value. It was comprised of $4,970 of real estate property and $6,752 of cash. In 2014, the Company received $2,000 as a return of capital from, Griffin, which was accounted for as a reduction in its carrying value.

In 2015 the Company formed Milford Realty, LLC, a limited liability company, and contributed a single real estate property with a fair market value of $4,970.

In 2015, the Company transferred $2,501 in cash into the Ameritas Closed Block to pay for excess dividends paid to closed block policyholders. This transaction was approved by the Department.

In 2015 and 2014, the Company made a capital contribution of $2,500 and $6,000, respectively, to its wholly owned subsidiary, AIC. No additional shares were issued.

In 2014, the Company made a capital contribution of $10,000 to its wholly owned subsidiary, Ameritas-NY. No additional shares were issued.

Effective December 1, 2013, PRBA, Inc. was dissolved and the net assets of PRBA were distributed to the Company. The Company recognized a realized gain of $1,539 in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

During 2013 in order for the Company to surrender its license to sell insurance business in the state of New York, the Company entered into a series of reinsurance transactions to transfer the majority of its New York issued policies to Ameritas-NY as follows:

Effective May 31, 2013, the Company and Ameritas-NY entered into an assumption reinsurance transaction (the Treaty) whereby the Company transferred its New York issued Universal Life, Single Premium Deferred Annuity, Flexible Annuity, Group Retirement Annuities, and Term policies to Ameritas-NY. The New York State Department of Financial Services (NY-DFS) approved the transaction on April 11, 2013 and the Department approved the transaction on April 12, 2013.

On May 31, 2013, assets were transferred to Ameritas-NY at fair value based on an estimate of the liabilities assumed. The final valuation of the liabilities transferred was calculated as of May 31, 2013 and in June 2013 upon which it was determined that an additional asset transfer was required to support the obligations assumed.

41

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

As of May 31, 2013, the following activity was recorded associated with the Treaty:

Reserves for life policies	$717,558
Interest maintenance reserve	44,929
Less: Loans on insurance contracts	17,140
Less: Due, deferred and advance premiums	4,935
Net obligations transferred	740,412
Initial asset transfer at May 31	(733,683)
Additional cash settlement made during June	$6,729

The initial asset transfer on May 31 was comprised of the following asset classes:

	Fair Value	Book Value
Bonds	$622,823	$566,804
Mortgage loans	98,000	89,603
Investment income due and accrued	6,873	6,873
Cash	5,987	5,987
Total	$733,683	$669,267

The difference between the book value of the bonds and mortgage loans transferred of $656,407 and the fair value of $720,823 was recorded as a realized gain or loss, which was categorized in either the IMR ($64,544) or the AVR $128 consistent with the Annual Statement Instructions.

The following is the impact on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis associated with the Treaty:

Pre-tax impact	$-
Federal income tax impact	28,432
Net realized capital gains (losses) impact	22,591
Net income impact	$51,023

Net impact on surplus	$15,641

In 2013, a tax benefit of $28,432 was recorded associated with the assumption in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The tax benefit included a timing difference of $12,551 associated with the transfer of statutory reserves in excess of tax reserves and tax deferred acquisition costs. The permanent tax benefit difference of $15,881 was associated with the transfer of assets to support liabilities for which the Company had no tax basis. The impact on net realized capital gains (losses) was the result of a timing difference between the recognition of federal income taxes on interest related gains between statutory accounting and federal income tax basis. This difference was offset in surplus through the change in deferred income taxes.

Effective August 30, 2013, the Company and Ameritas-NY entered into three separate coinsurance/modified coinsurance agreements (the Coinsurance Treaties) to reinsure 100% of both the general account risk and separate account risk on the Company’s New York issued variable universal life, variable annuity and group annuity policies with Ameritas-NY. The general account was reinsured on a coinsurance basis and the separate account was reinsured on a modified coinsurance basis. NY-DFS approved these agreements on May 8, 2013 and the Department approved these agreements on July 15 and July 16, 2013.

42

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

Effective August 30, 2013, the Company and Ameritas-NY entered into a coinsurance agreement (the Coinsurance Treaties) to reinsure 100% of the retained portion of the Company’s New York issued participating whole life block of business (Closed Block). A second agreement was also entered into effective August 30, 2013 between Ameritas-NY and the Company to retrocede the New York issued Closed Block policies from Ameritas-NY back to the Company on a coinsurance with funds withheld basis. The retrocession was necessary so that the Closed Block remains intact per the Closed Block Memorandum. NY-DFS approved these agreements on May 29, 2013 and the Department approved these transactions on July 16, 2013.

On August 30, 2013, assets were transferred to Ameritas-NY at fair value based on an estimate of the liabilities assumed. In September 2013, the final valuation of the liabilities transferred was calculated as of August 30 upon which it was determined that an additional asset transfer was required to support the obligations assumed.

As of August 30, 2013, the following activity was recorded associated with the Coinsurance Treaties:

Reserves for life policies	$91,301
Reserves for unpaid claims	422
Incurred, but not reported, claims	56
Dividends payable to policyholders	1,082
Interest maintenance reserve	3,458
Less: Loans on insurance contracts	7,046
Less: Due, deferred and advance premiums	513
Net obligations transferred	88,704
Initial assets transfer at August 30	(88,534)
Additional cash settlement made during September	$170

Coinsurance with funds withheld receivable	$47,016

Modco reserve adjustment	$149,012

The initial asset transfer on August 30 was comprised of the following asset classes:

	Fair Value	Book Value
Bonds	$76,201	$72,273
Mortgage loans	10,831	10,210
Investment income due and accrued	848	848
Cash	654	654
Total	$88,534	$83,985

The final asset transfer of $170 was settled in cash. The difference between the book value of the bonds and mortgage loans transferred of $82,483 and the fair value of $87,032 was recorded as a realized gain or loss, which was categorized in either the IMR ($4,515) or the AVR ($34) consistent with the Annual Statement Instructions.

The following is the impact on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis associated with the Coinsurance Treaties:

Pre-tax impact	$-
Federal income tax impact	484
Net realized capital gains (losses) impact	1,580
Net income impact	$2,064

Net impact on surplus	$429

43

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

In 2013, a tax benefit of $484 was recorded associated with the Coinsurance Treaties in the Summary of Operations and Change in Capital and Surplus – Statutory Basis. This tax benefit was a permanent difference associated with the transfer of assets to support liabilities for which the Company had no tax basis.

The Company ceased to maintain its existing license status in the state of New York effective close of business on September 30, 2013. To protect the remaining New York issued business not covered by assumption and other reinsurance transactions, pursuant to the requirement of Section 1105 of the New York Insurance Law and NY-DFS Regulation 109 (11 N.Y.C.R.R. Part 88), the Company will continue to administer and service those policies under a plan approved by the State of New York. The Company established a New York approved custodial account, in a New York domestic bank funded with assets approved by the NY-DFS. The fair market value of assets held in trust will at all times be at least 117% of the outstanding general account liabilities for the remaining New York issued policies, reduced by policy loans, without regard to the effect of any reinsurance of any remaining New York issued policies. The amounts held in custody will continue to be reported in the general account assets and policy obligations associated with the remaining New York issued policies will continue to be reported as general account liabilities by the Company. On September 30, 2013, approximately $133,000 of assets were placed in the separate custodian account on behalf of the Company’s remaining New York policyholders. At December 31, 2015 and 2014, assets at fair value of $123,794 and $125,843 were held in custody to support these obligations.

Effective November 30, 2013, the Company and Ameritas-NY entered into an assumption reinsurance transaction (the Phoenix Home Life assumption) whereby the Company transferred its disability income business reinsured from Phoenix Mutual Home Life Insurance Company to Ameritas-NY.

On November 30, 2013, assets were transferred to Ameritas-NY at fair value based on an estimate of the liabilities assumed. The final valuation of the liabilities transferred was calculated as of November 30 and in December 2013 it was determined that an additional cash settlement was required for the obligations assumed.

Reserves for accident and health policies	$30,504
Interest maintenance reserve	1,560
Less: Due, deferred and advance premiums	17
Net obligations transferred	32,047
Initial asset transfer at November 30	(34,087)
Additional cash settlement made during December	$(2,040)

The initial asset transfer on November 30 was comprised of the following asset classes:

	Fair Value	Book Value
Bonds	$28,203	$26,141
Mortgage loans	5,559	5,197
Investment income due and accrued	325	325
Total	$34,087	$31,663

The final asset transfer of $2,040 was settled in cash. The difference between the book value of bonds and mortgage loans transferred of $31,338 and the fair value of $33,762 was recorded as a realized gain or loss, which was categorized in either the IMR ($2,410) or the AVR ($14) consistent with the Annual Statement Instructions.

The following is the impact on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis associated with the Phoenix Home Life assumption transaction:

Pre-tax impact	$-
Federal income tax impact	2,117
Net realized capital gains (losses) impact	844
Net income impact	$2,961

Net impact on surplus	$(249)

44

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

Effective October 31, 2013, the Company sold its shares of AFSB to Stifel Bank & Trust for $61,355, less estimated selling cost of ($562), net of 2012 accrual reversals, and recognized a pre-tax capital gain on the sale of $27,701 with a federal income tax benefit of $17,359. The net after tax impact of this sale transaction of $45,060 is reflected in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. An in-kind dividend distribution of residential mortgage loans with a fair value of $13,382 and real estate with a fair value of $1,286 was received from AFSB immediately prior to the sale. Of these amounts, the distribution amount of $2,169 was reflected as a reduction to the Company’s carrying amount in the Balance Sheets – Statutory Basis due to the distribution being in excess of AFSB’s undistributed accumulated earnings on the Company’s books.

The Company offers mutual funds of Calvert Variable Series, Inc. (CVS) and Calvert Variable Products, Inc. (CVP), affiliates, to policyholders through separate accounts. The Company had separate account investments in mutual funds offered through CVS and CVP of $1,562,576 and $1,723,504 as of December 31, 2015 and 2014, respectively.

Calvert provides investment advisory and administrative services to CVS and CVP on a fee basis.

The Company's variable life and annuity products are distributed through AIC. Policies placed by this affiliate generated commission and general insurance expense of $22,851, $23,644 and $22,692 for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2015 and 2014,which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The terms of the settlements require that these amounts be settled monthly.

	2015	2014
Ameritas Holding Company	$(2,853)	$(3,829)
Ameritas Life Insurance Corp. of New York	1,527	544
Ameritas Investment Corp.	644	489
Ameritas Investment Partners, Inc.	280	362
Calvert Investments, Inc.	364	409
Griffin Realty, LLC	9	9
Total	$(29)	$(2,016)

The Company provides, as well as receives, technical, financial, legal and marketing support to and from its affiliates under various administrative service and cost-sharing agreements. The net effect on general insurance expenses under these agreements has been a decrease of $14,054, $14,877 and $22,702 for the years ended December 31, 2015, 2014 and 2013, respectively.

In addition, the Company receives investment advisory services from AIP. Costs related to this agreement totaled $11,969, $11,370 and $11,003 of which $11,794, $11,153 and $10,795 are included in investment expenses and the remainder is included in general insurance expenses for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company is charged a fee for the use of furniture and equipment owned by an affiliate. The amount of fees recorded relating to these transactions was $665, $540 and $1,269 for the years ended December 31, 2015, 2014 and 2013, respectively.

45

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

The Company submitted its non-insurance subsidiary, controlled and affiliated entities (non-insurance SCA) filings with the NAIC related to December 31, 2014 on May 26, 2015, in which resubmission of the filing was not required. Additional information regarding this filing is as follows:

	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing	NAIC Response Received	NAIC Valuation
Ameritas Investment Corp.	$17,833	$-	$17,833	5/26/2015	Sub-2	YES	$17,833
Calvert Investments, Inc.	57,061	-	57,061	5/26/2015	Sub-2	YES	57,061
Aggregate total	$74,894	$-	$74,894	xxx	xxx	xxx	$74,894

The Company submitted its non-insurance SCA filings with the NAIC related to December 31, 2013 on May 27, 2014, in which resubmission of the filing was not required. Additional information regarding this filing is as follows:

	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing	NAIC Response Received	NAIC Valuation
Ameritas Investment Corp.	$15,798	$-	$15,798	5/27/2014	Sub-2	YES	$15,798
Acacia Life Insurance
Company (preferred stock)	2,500	-	2,500	5/27/2014	Sub-2	YES	2,500
Calvert Investments, Inc.	48,955	-	48,955	5/27/2014	Sub-2	YES	48,762
Aggregate total	$67,253	$-	$67,253	xxx	xxx	xxx	$67,060

The Company owns Ameritas-NY for which the audited statutory equity reflects a departure from the NAIC SAP due to state of domicile prescribed practice. This amount was immaterial for 2015 and 2014.

NOTE 6 - EMPLOYEE BENEFITS

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan.

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method. Effective September 22, 2014, the Company established a Rabbi Trust to protect the interests of certain deferred compensation participants. Assets of $20,724 were transferred to U.S. Bank, N.A., the trustee of the Rabbi Trust, on behalf of these participants.

The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2015	2014	2013
Benefit obligation at beginning of year	$49,970	$45,570	$47,822
Service cost	339	269	304
Interest cost	1,882	1,992	1,833
Actuarial (gain) loss	(1,135)	5,860	(1,679)
Benefits paid	(3,689)	(3,721)	(3,755)
Transfer	-	-	1,045
Benefit obligation at end of year	$47,367	$49,970	$45,570

46

NOTE 6 - EMPLOYEE BENEFITS, (continued)

	Pension Benefits
	2015	2014	2013
Underfunded
Liabilities recognized
Accrued benefit costs	$30,857	$31,040	$31,433
Liability for pension benefits	16,510	18,930	14,137
Total net periodic benefit cost	$47,367	$49,970	$45,570
Unrecognized liabilities	$16,510	$18,930	$14,137

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2015	2014	2013
Service cost	$339	$269	$304
Interest cost	1,882	1,992	1,833
Amount of recognized losses	1,593	1,065	1,568
Amount of prior service cost recognized	2	2	2
Total net periodic benefit cost	$3,816	$3,328	$3,707

Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits
	2015	2014	2013
Items not yet recognized as a component of net
periodic cost - prior year	$18,930	$14,137	$16,993
Net prior service credit recognized	(2)	(2)	(2)
Net (gain) loss arising during the period	(1,135)	5,860	(1,286)
Net loss recognized	(1,283)	(1,065)	(1,568)
Items not yet recognized as a component of net
periodic cost - current year	$16,510	$18,930	$14,137

The amounts in unassigned surplus expected to be recognized in the next fiscal year as components of net periodic benefit cost are as follows:

	Pension Benefits
	2015	2014	2013
Net prior service cost	$1	$2	$2
Net recognized losses	1,299	1,442	1,111

The amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits
	2015	2014	2013
Net prior service cost	$1	$2	$5
Net unrecognized losses	16,509	18,928	14,132

47

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The weighted-average assumptions are as follows:

		Pension Benefits
	2015	2014	2013
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31:
Weighted average discount rate	3.89%	4.54%	3.76%
Rate of compensation increase	4.42%	4.41%	4.39%

Weighted-average assumptions used to determine projected
benefit obligation as of December 31:
Weighted average discount rate	4.27%	3.89%	4.54%
Rate of compensation increase	4.43%	4.42%	4.41%

Future expected pension benefit payments are as follows:

Year	Amount
2016	$3,562
2017	$3,567
2018	$3,483
2019	$3,440
2020	$4,327
2021-2025	$18,569

The accumulated pension benefit obligation for the defined pension benefit plan is as follows:

	December 31, 2015	December 31, 2014

Accumulated benefit obligation	$46,414	$48,658

Projected benefit obligation (PBO)	$47,367	$49,970
Unfunded status (PBO - Plan assets)	$47,367	$49,970

Unrecognized items:
Prior service cost, net of tax	$-	$2
Unrecognized losses, net of tax	10,731	12,303
Total unrecognized items, net of tax	$10,731	$12,305

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. The Company recognized expenses equal to its proportionate share of Plan funding for the years ended December 31, 2015, 2014 and 2013 totaling $19,817, $19,811 and $19,726, respectively.

Total net periodic benefit cost for the Plan was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2015, 2014 and 2013.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees who are not Plan participants, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $10,174, $9,703 and $9,280 in 2015, 2014 and 2013, respectively.

48

NOTE 6 - EMPLOYEE BENEFITS, (continued)

Additionally, the Company participates in a postretirement benefit plan sponsored by AHC. The expense for the postretirement benefit plan was entirely paid by AHC. The Company will be allocated these costs based primarily on employee counts. The Company made no payments in 2015 and 2014. In 2013, the Company paid $1,300 to AHC on behalf of its participation in two Voluntary Employee’s Beneficiary Associations (VEBAs) for the postretirement medical and life insurance benefits.

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $150,903 in dividends in 2016, without prior approval. The Company paid ordinary dividends of $20,000 to AHC, its parent, in 2015, 2014 and 2013.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2015	2014	2013
Unrealized capital gains, net of taxes	$9,652	$78,762	$68,441
Non-admitted asset values	(172,906)	(111,495)	(121,678)
Asset valuation reserve	(153,917)	(150,223)	(132,382)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes. The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued until written approval has been received. Interest totaling $4,100 was paid in 2015, 2014 and 2013 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes totaling $49,906 and $49,897 at December 31, 2015 and 2014, respectively, (face value of $50,000 less unamortized discount of $94 and $103 in 2015 and 2014, respectively) was recorded in capital and surplus.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

At December 31, 2015 and 2014, respectively, the Company had outstanding agreements to fund mortgages totaling $68,090 and $59,861. In addition at December 31, 2015 and 2014, respectively, the Company has committed to invest $155,278 and $79,171 in equity-type limited partnerships in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

The Company had $0 and $15,000 unsecured line of credit available at December 31, 2015 and 2014, respectively. No balance was outstanding at any time during 2015 and 2014. The Company has terminated the line of credit effective as of December 1, 2015.

49

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

Affordable Care Act (ACA) Assessments

The Company is subject to an annual fee under section 9010 of the Federal Affordable Care Act (ACA). This annual fee is allocated to individual health insurers based on the ratio of the amount of the entity's net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity's portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, of the year the fee is due. As of December 31, 2015, the Company has written health insurance subject to the ACA assessment and expects to conduct health insurance business in 2016. The Company estimates its portion of the annual health insurance industry fee to be payable on September 30, 2016 to be $10,300. This amount is reflected in special surplus – Affordable Care Act fee assessment on the Balance Sheets – Statutory Basis. This assessment is expected to impact the Company’s Risk Based Capital (RBC) calculation by an increase of $6.

Reporting the ACA assessment as of December 31, 2015 and 2014 would not have triggered a RBC action level.

	2015	2014
ACA fee assessment payable for the upcoming year	$10,300	$10,900
ACA fee assessment paid	11,251	8,154
Premium written subject to ACA 9010 assessment	609,089	623,805
Total Adjusted Capital before surplus adjustment	1,689,570	xxx
Total Adjusted Capital after surplus adjustment	1,679,270	xxx
Authorized Control Level	133,774	xxx

Guaranty Funds Assessments

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2015, 2014 and 2013 the charge to operations related to these assessments did not have a material impact. The estimated liability of $2,695 and $2,926 at December 31, 2015 and 2014, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2015 and 2014, the Company had a receivable of $2,235 and $2,156, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis.

Effective March 11, 2015, the Company, along with five other Nebraska domiciled accident and health licensed insurance companies, entered into a limited guaranty agreement with a line of credit made available to the Nebraska Life and Health Insurance Guaranty Association, a nonprofit unincorporated legal entity created by the Nebraska Life and Health Insurance Guaranty Association Act. The Company irrevocably and unconditionally guarantees a maximum individual liability under this agreement that is limited to 2% of the guaranteed obligations. The guaranteed obligations are unknown at December 31, 2015, hence the Company had no outstanding balance related to this guaranty nor was an amount estimable to record as a potential liability at this date.

Litigation and Regulatory Examination

From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations.

There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2015 and 2014.

Uncollectibility of Assets

The Company had admitted assets of $10,114 and $8,599 at December 31, 2015 and 2014, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

50

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASO Plans

The gain from operations from administrative services only (ASO) uninsured plans, which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis, is as follows for the year ended December 31:

	2015	2014	2013
Net reimbursement for administrative expenses (including
administrative fees) in excess of actual expenses	$2,201	$1,830	$2,016
Net gain from operations	$2,201	$1,830	$2,016

Total claim payment volume	$158,522	$136,424	$133,418

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

ASC Plans

The gain from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the year ended December 31:

	2015	2014	2013
Gross reimbursement for medical cost incurred	$20,791	$19,644	$19,270
Other income or expenses (including interest paid
to or received from plans)	10	11	12
Gross expenses incurred (claims and administrative)	19,309	18,569	18,315
Net gain from operations	$1,492	$1,086	$967

NOTE 10 - LEASES

The Company leases office space under operating lease agreements that expire at various dates through 2031. Certain rental commitments have renewal options extending through the year 2031. Some of these leases include escalation clauses, which vary with levels of operating expense. Rental expense under these leases totaled $3,922, $3,720 and $4,666 in 2015, 2014 and 2013, respectively. In addition, the Company entered into a space sharing agreement with Calvert in January 2011 and the amount expensed was $494 for the years ended December 31, 2015, 2014 and 2013.

The Company has subleased a portion of this office space and received sublease income recorded as an offset to general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis of $518, $504, and $491 in 2015, 2014 and 2013, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2015:

Year	Amount
2016	$3,954
2017	3,395
2018	2,879
2019	2,483
2020 and thereafter	3,255
Total	$15,966

51

NOTE 11 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, Tax Favored Benefits (TFB) for which direct premiums written exceed 5% of total capital and surplus. TFB writes group annuity, ordinary life and accident and health business, does not have an exclusive contract, and has been granted the authority for underwriting authority. The total amount of direct premiums written by TFB was $102,502, $117,110 and $91,145 for the years ended December 31, 2015, 2014 and 2013, respectively. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third-party administrators was $283,885, $301,521 and $269,276 for the years ended December 31, 2015, 2014 and 2013, respectively.

NOTE 12 - OTHER ITEMS

Securities on Deposit

Bonds and cash with a book/adjusted carrying value of $125,848 and $125,578 at December 31, 2015 and 2014, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The Company was required by the NY-DFS to place bonds with a book/adjusted carrying value of $110,938 and $113,206 and cash of $6,934 and $4,177 at December 31, 2015 and 2014, respectively, into a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

NOTE 13 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2015 and through March 22, 2016, the date the financial statements were available to be issued.

NOTE 14 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2015	2014	2013
Assumed	$1,323,252	$69,217	$125,187
Ceded	(186,730)	(185,672)	(451,971)
Reinsurance premiums, net	1,136,522	(116,455)	(326,784)

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

52

NOTE 14 – REINSURANCE, (continued)

The following is a summary of affiliated transactions through reinsurance operations (see Note 5 – Information Concerning Parent, Subsidiaries, Affiliates and Related Parties for 2013 transaction detail):

	Years Ended December 31
	2015	2014	2013
Premium income:
Assumed	$3,495	$3,482	$53,410
Ceded	(2,707)	(271)	(258,736)
Reserves for life, accident and health policies:
Assumed	50,288	49,639	50,495
Ceded	90,944	92,039	131,637

The Company entered into two coinsurance transactions of participating life blocks with a third party effective on December 1, 2015. Under the terms of the coinsurance agreements, assets of $1,356,629 and liabilities of $1,405,962 were transferred to the Company, resulting in a commission and expense allowance of $49,333.

At December 1, 2015, the following activity associated with the coinsurance agreements was recorded in the Balance Sheets – Statutory Basis:

Bonds	$1,044,000
Short-term investments	114,159
Loans on insurance contracts	165,295
Investment income due and accrued	17,317
Deferred and uncollected premiums	6,714
Other reinsurance receivables	9,144
Assets transferred	$1,356,629

Reserves for life policies	$(1,212,754)
Deposit-type funds	(90,179)
Reserves for unpaid claims	(17,358)
Dividends payable to policyholders	(19,233)
Interest maintenance reserve	(61,838)
Other reinsurance payables	(4,600)
Liabilities transferred	(1,405,962)

The following is the impact on the Summary of Operations and Changes in Capital and Surplus - Statutory Basis associated with the coinsurance transactions at December 1, 2015:

Pre-tax impact	$(49,333)
Federal income tax impact	(46,763)
Net income impact	$(96,096)

Net impact on surplus	$(84,037)

A tax expense of $46,763 was recorded in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis, which included the tax proxy deferred acquisitions costs and the transfer of the excess of statutory over tax reserves. A permanent tax difference of $21,643 was associated with the transfer of assets to support liabilities for which the Company had no tax basis.

53

NOTE 14 – REINSURANCE, (continued)

As of December 31, 2015, invested assets of $1,220,012 were held in trust to support the obligations reinsured under the coinsurance agreements. The amounts held in trust are to be used solely to fund obligations incurred under the coinsurance agreements and represent 6.7% of the Company’s admitted assets at December 31, 2015.

NOTE 15 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2015	2014	2013
Total reserve for unpaid claims at January 1	$251,502	$234,182	$245,524
Less reinsurance assumed	(18,353)	(21,123)	(55,385)
Plus reinsurance ceded	111,132	106,966	110,293
Direct balance	344,281	320,025	300,432

Incurred related to:
Current year	499,755	514,844	489,102
Prior year	(5,119)	(3,346)	(3,383)
Total incurred	494,636	511,498	485,719

Paid related to:
Current year	400,780	422,064	405,041
Prior year	69,755	65,178	61,085
Total paid	470,535	487,242	466,126

Direct balance	368,382	344,281	320,025
Plus reinsurance assumed	17,945	18,353	21,123
Less reinsurance ceded	(122,523)	(111,132)	(106,966)
Total reserve for unpaid claims at December 31	$263,804	$251,502	$234,182

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $5,119, $3,346 and $3,383 for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company paid assumed reinsurance claims of $60,772, $61,597 and $70,194 and incurred assumed reinsurance claims of $60,364, $58,827 and $35,932 for the years ended December 31, 2015, 2014 and 2013, respectively. The reinsurance assumed reserves were reduced in 2013 for $30,057 which was transferred to Ameritas NY for the Phoenix Home Life assumption (see Note 5 – Information Concerning Parent, Subsidiaries, Affiliates and Related Parties).

The Company paid ceded reinsurance claims of $14,794, $15,095 and $14,587, and incurred ceded reinsurance claims of $26,185, $19,261 and $11,260 for the years ended December 31, 2015, 2014 and 2013, respectively.

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

54

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES, (continued)

As of December 31, 2015 and 2014, respectively, the Company had $4,683,546 and $4,682,645 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $21,668 and $21,181 at December 31, 2015 and 2014, respectively.

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2015
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,053,312	$-	$-	$1,053,312	10.9%
At book value less current
surrender charge of 5% or more	536,103	-	-	536,103	5.5%
At fair value	-	-	5,441,418	5,441,418	56.2%
Total with market value adjustment
or at fair value	1,589,415	-	5,441,418	7,030,833	72.7%
At book value without adjustment
(minimal or no charge or adjustment)	1,957,847	-	-	1,957,847	20.2%
Not subject to discretionary withdrawal	685,562	-	-	685,562	7.1%
Total gross	4,232,824	-	5,441,418	9,674,242	100.0%
Reinsurance ceded	39,448	-	-	39,448
Total annuity reserves and
deposit-type funds	$4,193,376	$-	$5,441,418	$9,634,794

	2014
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$977,780	$-	$-	$977,780	10.1%
At book value less current surrender
charge of 5% or more	429,516	-	-	429,516	4.4%
At fair value	-	-	5,772,725	5,772,725	59.5%
Total with market value adjustment
or at fair value	1,407,296	-	5,772,725	7,180,021	74.0%
At book value without adjustment
(minimal or no charge or adjustment)	1,877,027	-	-	1,877,027	19.3%
Not subject to discretionary withdrawal	645,735	-	-	645,735	6.7%
Total gross	3,930,058	-	5,772,725	9,702,783	100.0%
Reinsurance ceded	40,675	-	-	40,675
Total annuity reserves and
deposit-type funds	$3,889,383	$-	$5,772,725	$9,662,108

55

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2015	2014
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$3,314,057	$3,194,117
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	21,341	22,904
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	857,978	672,362
	4,193,376	3,889,383
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	5,441,418	5,772,725
Total	$9,634,794	$9,662,108

NOTE 18 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2015		2014
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$5,597	$3,758	$5,509	$3,573
Ordinary renewal	35,683	46,217	12,228	23,452
Group life	1	1	1	1
Total	$41,281	$49,976	$17,738	$27,026

NOTE 19 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies and group annuity contracts of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at fair value.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2015, the Company reported assets and liabilities from variable universal life, variable annuities, and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2015 and 2014 the Company’s Separate Account Statements included legally insulated assets of $6,278,575 and $6,679,996, respectively.

The Company does not engage in securities lending transactions within the separate account.

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NOTE 19 - SEPARATE ACCOUNTS, (continued)

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2015	2014	2013
For the year ended December 31:
Premiums, considerations or deposits	$692,103	$738,843	$741,472
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$6,213,349	$6,607,665

Reserves subject to discretionary withdrawal:
At fair value	$6,213,349	$6,607,665
Total included in “Separate account liabilities” in the
Balance Sheets – Statutory Basis	$6,213,349	$6,607,665

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2015	2014	2013
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts	$692,103	$738,843	$741,472
Transfers from the separate accounts	(970,005)	(980,606)	(996,806)
Net transfers from the separate accounts	(277,902)	(241,763)	(255,334)
Reconciling adjustments:
Other	-	(8)	(52)
Net transfers from separate accounts in the Summary of
Operations and Changes in Capital and Surplus –Statutory
Basis of the Company	$(277,902)	$(241,771)	$(255,386)

NOTE 20 - RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY

A reconciliation of net income and capital and surplus of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP is as follows:

	2015	2014	2013
Statutory net income (loss) as reported	$(9,498)	$129,843	$191,575
Insurance reserves	77,293	(17,091)	76,515
Deferred policy acquisition costs and intangible assets	16,010	1,341	(18,492)
Deferred income taxes and other tax reclassifications	45,401	(27,771)	(64,892)
Gains and losses on investments	(1,700)	(3,125)	483
Income related to investments	(26,120)	6,948	(81,650)
Earnings of subsidiaries	3,575	4,862	(9,216)
Modco reserve adjustment	-	-	(12,272)
CARVM/CRVM reinsurance adjustment	-	-	5,746
Other	(1,142)	1,715	4,094
GAAP net income	$103,819	$96,722	$91,891

57

NOTE 20 - RECONCILIATION OF STATUTORY NET INCOME AND SURPLUS TO GAAP NET INCOME AND EQUITY, (continued)

	2015	2014	2013
Statutory surplus as reported	$1,511,527	$1,623,458	$1,552,691
Insurance reserves	106,585	(182,403)	(125,875)
Deferred policy acquisition costs and intangible assets	642,005	680,774	634,501
Deferred income taxes	(268,890)	(337,566)	(299,420)
Valuation of investments	(59,670)	391,158	284,495
Statutory investment reserves	243,591	179,759	164,803
Goodwill	13,383	13,383	13,383
Subsidiary equity	164,900	154,895	138,248
Statutory non-admitted assets	172,906	111,495	121,678
Surplus notes	(49,624)	(49,590)	(49,556)
Other	(2,827)	1,921	(5,066)
GAAP equity	$2,473,886	$2,587,284	$2,429,882

58

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit Number	Description of Exhibit
(a)	(1)	Resolution of Board of Directors of Ameritas Variable Life Insurance Company establishing Ameritas Variable Life Insurance Company Separate Account V. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A1.
(a)	(2)	Resolutions of Board of Directors of Ameritas Life Insurance Corp. authorizing the transfer of Ameritas Variable Life Insurance Company Separate Account V to Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 initial Registration Statement for File No. 333-142483, filed May 1, 2007, EX-99.A.
(b)		Custody Agreements. Not Applicable
(c)	(1)	Third Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 6 to Registration No. 333-182090, filed February 25, 2015, EX.3(a).
(c)	(2)	Form of Selling Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 1 to Registration No. 333-151913, filed April 9, 2009, EX-99.C.
(d)	(1)	Form of Policy. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.D.
(d)	(2)	Form of Policy Riders and Endorsements.
		(A)	Accelerated Benefit Rider. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2A.
		(B)	Accidental Death Benefit Rider. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2B.
		(C)	Accounting Benefit Rider (Term Insurance Rider). Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2C.
		(D)	Children's Insurance Rider. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2C.
		(E)	Guaranteed Insurability Rider. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2E.
		(F)	Insurance Exchange Rider. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2F.

Exhibit Number	Description of Exhibit
		(G)	Paid-Up Insurance Benefit Endorsement. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2G.
		(H)	Scheduled Increase Rider. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2H.
		(I)	Supplemental Coverage Rider. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2I.
		(J)	Term Insurance Rider for Other Insured Persons. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2I.
		(K)	Total Disability Benefit Rider. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2K.
		(L)	Waiver of Monthly Deduction Rider. Incorporated by Reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 29, 2015, EX-99.D2L.
(e)		Form of Application. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX.99.E.
(f)	(1)	Amended and Restated Articles of Incorporation of Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 5 to Registration No. 333-182090, filed April 22, 2014, EX-99.A.
(f)	(2)	Amended and Restated By-laws of Ameritas Life Insurance Corp Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 9 to Registration No. 333-151912, filed February 24, 2016, EX-99.F2.
(g)		Reinsurance Agreements.
		(1)	Canada Life. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011, EX.99.G(1).
		(2)	Swiss Re. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011, EX.99.G(2).
		(3)	Munich. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011, EX.99.G(3).
		(4)	Generali USA Reinsurance. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 20, 2012, EX.99.G(1).
		(5)	RGA Reinsurance Company. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 5 to Registration No. 333-151913, filed April 20, 2012, EX.99.G(2).

Exhibit Number	Description of Exhibit
(h)	Participation Agreements.
	(1)	AIM/Invesco. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX-99.H1
	(2)	Alger. Incorporated by reference to Ameritas Variable Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration No. 333-15585, filed January 17, 1997, EX-99.A8B.
	(3)	Alps. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration No. 333-142483, filed April 18, 2011, EX-99.H(2).
	(4)	American Century. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX.99.H.2.
	(5)	Calvert Variable Series and Calvert Variable Products. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration No. 333-142483, filed April 18, 2011, EX.99.H(1).
	(6)	Deutsche Variable Series I and II. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.1.
	(7)	Fidelity Variable Insurance Products Funds. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.2.
	(8)	Franklin Templeton. Incorporated by reference to Ameritas Variable Separate Account V Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151913, filed November 12, 2008 EX.99.H.3.
	(9)	Ivy Funds. Incorporated by reference to Carillon Life Account Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151914, filed November 12, 2008, EX.99.H.4.
	(10)	MFS Variable Insurance Trust. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8C.
	(11)	MFS Variable Insurance Trust II. Incorporated by reference to Carillon Account Form N-4 initial Registration Statement for No. 333-197146, filed July 1, 2014, EX-99.8(k).
	(12)	Neuberger Berman. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVA Form N-4 initial Registration Statement for File No. 333-05529, filed June 7, 1996, EX-99.B8A.
	(13)	Oppenheimer. Incorporated by reference to Ameritas Variable Separate Account V Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151913, filed November 12, 2008, EX.99.H.4.
	(14)	PIMCO. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.3.
	(15)	T. Rowe Price. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.5.
	(16)	Third Avenue. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.6.

Exhibit Number	Description of Exhibit
	(17)	Universal Institutional Funds. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8D.
(i)	Administrative Contracts.
	(1)	Amended and Restated General Administrative Services Agreement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 14 to Registration No. 333-142483, filed January 20, 2012, EX-99.H.
	(2)	Amended and Restated Asset Allocation Investment Advisory Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration No. 333-151913, filed February 25, 2011, EX.99.I(2).
	(3)	Research Services Agreement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration No. 333-182090, filed August 16, 2013, EX-99.H.
	(4)	Amendment to Research Services Agreement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 9 to Registration No. 333-151912, filed February 24, 2016, EX-99.i(5).
(j)	Other Material Contracts: Powers of Attorney. Exhibit j, filed herein.
(k)	Legal Opinion. Exhibit k, filed herein.
(l)	Actuarial Opinion. Not applicable.
(m)	Calculation. Not applicable.
(n)	Consents of Independent Auditors and Independent Registered Public Accounting Firm. Exhibit n, filed herein.
(o)	No financial statements are omitted from Item 24.
(p)	Initial Capital Agreements. Not applicable.
(q)	Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii). Incorporated by reference to Ameritas Variable Separate Account V Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151913, filed November 12, 2008, EX.99.Q.

Item 27. Directors and Officers of the Depositor

Name and Principal	Position and Offices
Business Address*	with Depositor

JoAnn M. Martin	Director, Chair, President & Chief Executive Officer
James P. Abel	Director
Michael S. Cambron	Director
J. Sidney Dinsdale	Director
James R. Krieger	Director
Patricia A. McGuire	Director
Tonn M. Ostergard	Director
Kim M. Robak	Director
Paul C. Schorr, IV	Director
Bryan E. Slone	Director
Robert M. Willis	Director
William W. Lester	Executive Vice President & Corporate Treasurer
Timmy L. Stonehocker	Executive Vice President
James J. Barone	Senior Vice President, Group Business Development and MGA Distribution
Robert C. Barth	Senior Vice President & Chief Financial Officer
Ryan C. Beasley	Senior Vice President, Shared Agency Distribution
Bret L. Benham	Senior Vice President, Retirement Plans
Ann D. Diers	Vice President & Associate General Counsel, Variable Contracts & AIC
Patrick D. Fleming	Senior Vice President, Group National Accounts and Key Partnering Relationships
Karen M. Gustin	Executive Vice President, Group Division
Cheryl L. Heilman	Senior Vice President, Individual Operations
Robert M. Jurgensmeier	Senior Vice President, Chief Actuary, Individual
Brent F. Korte	Senior Vice President and Chief Marketing Officer
Randee G. Manley	Senior Vice President and Chief Human Resources Officer
Bruce E. Mieth	Senior Vice President, Group Operations
James Mikus	Senior Vice President & Chief Investment Officer
Lisa A. Mullen	Senior Vice President, Individual Financial Operations
Robert-John H. Sands	Senior Vice President, General Counsel & Corporate Secretary
Steven J. Valerius	President, Individual Division
Kenneth L. VanCleave	President, Group Division
Paul G. Wesling	Senior Vice President, Individual DI Product Management
Linda A. Whitmire	Senior Vice President, Chief Actuary, Corporate
Richard A. Wiedenbeck	Senior Vice President & Chief Information Officer
Kelly J. Wieseler	Senior Vice President, Group Chief Actuary & Underwriting
Susan K. Wilkinson	Senior Vice President, Chief Risk and Planning Officer

* Principal business address: Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)	Principal Business

Ameritas Mutual Holding Company (NE)	mutual insurance holding company

Ameritas Holding Company (NE)	stock insurance holding company

Ameritas Life Insurance Corp. (NE)	life/health insurance company
Calvert Investments Inc. (DE)	holding company
Calvert Investment Management, Inc. (DE)	asset management services
Calvert Investment Services, Inc. (DE)	shareholder services
Calvert Investment Administrative Services, Inc. (DE)	administrative services
Calvert Investment Distributors, Inc. (DE)	broker-dealer
Griffin Realty, LLC (VA)	real estate investment company
Ameritas Investment Corp. (NE)	securities broker dealer and investment adviser
Milford Realty, LLC (DE)	real estate investment company
Ameritas Life Insurance Corp. of New York (NY)	life insurance company
Security American Financial Enterprises, LLC (MN)	insurance holding company
Security Life Insurance Company of America (MN)	life insurance company
Security Health Insurance Company of America, New York, Inc. (NY)	accident/health insurance company
Custom Insurance Solutions, LLC (MN)	insurance agency

Ameritas Investment Partners, Inc. (NE)	investment adviser

Subsidiaries are indicated by indentations. Ownership is 100% by the parent company.

Item 29. Indemnification

Ameritas Life Insurance Corp.'s By-laws provide as follows:

Section 9.01. Mandatory Indemnification. (a) Every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful; and (b) To the extent that a director, officer, employee or agent of a Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in this section or any action, suit or proceeding by or in the right of the Corporation, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

Section 9.02. Application of Article. Any indemnification under Section 1 or otherwise (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the shareholders.

Section 9.03. Advance Payment. Expenses (including attorneys’ fees) incurred by any current or former officer, director, employee or agent in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such current or former officer, director, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section.

Section 9.04. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9.05. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

Section 21-20,103 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation against liability by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnification for such expenses which the Court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

a)     Ameritas Investment Corp. ("AIC") serves as the principal underwriter for the variable life insurance contracts issued through Ameritas Variable Separate Account V, as well as Ameritas Variable Separate Account VL, Ameritas Life Insurance Corp. Separate Account LLVL, Ameritas Life of NY Separate Account VUL, and Carillon Life Account. AIC also serves as the principal underwriter for variable annuity contracts issued through Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, Ameritas Life Insurance Corp. Separate Account LLVA, Ameritas Life of NY Separate Account VA, and Carillon Account.

b)    The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

Name and Principal	Positions and Offices
Business Address	With Underwriter
Timmy L. Stonehocker*	Director & Chair
Salene Hitchcock-Gear*	Director, President & Chief Executive Officer
Robert C. Barth*	Director
William W. Lester*	Director
Michael D. Burns*	Senior Vice President, Chief Compliance & Risk Management Officer
Scott E. Fletcher*	Senior Vice President, AIC Capital Markets
Robert-John H. Sands*	Corporate Secretary

* Principal business address: Ameritas Investment Corp., 5900 O Street, Lincoln, Nebraska 68510.

(c)	Compensation From the Registrant.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption	Brokerage Commissions	Compensation
Ameritas Investment Corp. ("AIC")	$2,075,013	$0	$426	$201,139

(2)+(4)+(5) = Gross variable life compensation received by AIC.

(2) = Sales compensation received and paid out by AIC as underwriter; AIC retains 0.

(4) = Sales compensation received by AIC for retail sales.

(5) = Sales compensation received by AIC and retained as underwriting fee.

Item 31. Location of Accounts and Records

The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 32. Management Services

There are no additional management services contracts that are not discussed in Part A or B of the registration statement.

Item 33. Fee Representation

Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Ameritas Variable Separate Account V, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 10 to Registration Statement No. 333-151913 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 29th day of April, 2016.

AMERITAS VARIABLE SEPARATE ACCOUNT V, Registrant

AMERITAS LIFE INSURANCE CORP., Depositor

By: /s/ JoAnn M. Martin*
Chair of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2016.

SIGNATURE	TITLE

JoAnn M. Martin *	Director, Chair, President & Chief Executive Officer
James P. Abel *	Director
Michael S. Cambron *	Director
J. Sidney Dinsdale *	Director
James R. Krieger *	Director
Patricia A. McGuire*	Director
Tonn M. Ostergard *	Director
Kim M. Robak *	Director
Paul C. Schorr, IV *	Director
Bryan E. Slone *	Director
Robert M. Willis*	Director
William W. Lester *	Executive Vice President & Corporate Treasurer
Timmy L. Stonehocker *	Executive Vice President
Robert C. Barth *	Senior Vice President & Chief Financial Officer
Robert-John H. Sands *	Senior Vice President, General Counsel & Corporate Secretary
Steven J. Valerius *	President, Individual Division

/s/ Ann D. Diers
Ann D. Diers	Vice President & Associate General Counsel, Variable Contracts & AIC

* Signed by Ann D. Diers under Powers of Attorney executed effective as of October 1, 2015.

Exhibit Index

Exhibit

(j)	Other Material Contracts: Powers of Attorney

(k)	Legal Opinion

(n)	Other Opinions: Consents of Independent Auditors and Independent Registered Public Accounting Firm